As filed with the Securities and Exchange Commission on 12/5/13

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2013

Item 1. Reports to Stockholders.

Semi-Annual Report

September 30, 2013

DoubleLine Total Return Bond Fund

DBLTX (I-share)

DLTNX (N-share)

DoubleLine Core Fixed Income Fund

DBLFX (I-share)

DLFNX (N-share)

DoubleLine Emerging Markets Fixed Income Fund

DBLEX (I-share)

DLENX (N-share)

DoubleLine Multi-Asset Growth Fund

DMLIX (I-share)

DMLAX (A-share)

DoubleLine Low Duration Bond Fund

DBLSX (I-share)

DLSNX (N-share)

DoubleLine Floating Rate Fund

DBFRX (I-share)

DLFRX (N-share)

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Semi-Annual Report	September 30, 2013	3

President’s Letter

Dear Shareholder,

On behalf of the DoubleLine Funds, I am pleased to deliver the Semi-Annual Report. On the following pages you will find specific information regarding each Fund’s operations and holdings. In addition, we discuss each Fund’s total return investment performance and the main drivers of that performance during the reporting period.

Investors’ assets in the DoubleLine Funds are over $41.5 billion as of September 30, 2013. As the DoubleLine Funds approached their three-year anniversary on April 6, 2013, we enhanced our overall lineup of investment strategies available to investors. On February 1, 2013 we launched the DoubleLine Floating Rate Fund (DBFRX/DLFRX). In addition, we launched a series of growth equity funds on April 1, 2013, led by Brendt Stallings and Husam Nazer. Lastly, on October 31, 2013, in an arrangement with Professor Robert Shiller, we launched the DoubleLine Shiller Enhanced CAPE® (DSEEX/DSENX).

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com to hear our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

November 1, 2013

4	DoubleLine Funds Trust

Financial Markets Highlights

Financial Markets Highlights:

•     Agency Mortgage-Backed Securities (Agency MBS)

The Agency MBS sector, as measured by the Barclays U.S. MBS Index, had a return of -0.96% for the six-month period ending September 30, 2013. The Agency MBS sector outperformed both the U.S. Treasury and the Investment Grade Corporate sectors during this period. U.S. Treasury rates rose over the six-month period with 10-Year Treasury rates higher by 76 basis points (bps) over the period. There was a large dispersion of price performance in various mortgage securities during the period depending on the coupon. For example, 30-year Fannie Mae (FNMA) securities with 3% coupons were down over 5.5% during the period. Over the same time horizon, 30-year FNMA securities with 5% coupons were virtually unchanged in price. Overall, the average price of securities in the Barclays U.S. MBS Index went down from $107.09 at the beginning of the period to $104.20 at the end of the period. Pay-ups for specified mortgage pools that have expectations of slower prepayments went down over the period. As the prices of these securities have declined, there is less incremental value in characteristics that should make the pool slower paying.

The price action of securities in the MBS sector was dominated by the change in interest rates during the period, but also was somewhat affected by thoughts about the Federal Reserve (Fed), quantitative easing (QE) and potential tapering of QE. The Fed has been buying approximately $45 billion a month in Agency MBS and their purchases have been focused on current coupon mortgages. Fear of “tapering” led to the spread widening in the Agency MBS sector and underperformance in current coupons relative to higher coupon mortgages. Total gross issuance of Agency MBS has decreased from approximately $150 billion in August 2013 to approximately $130 billion in September 2013.

As interest rates rose over the six-month period, prepayment speeds slowed. Roughly speaking, at the end of the period, prepayment speeds were around 50% of where they were at the beginning of the six-month period. They are back at levels not seen since mid-2011. The drop in prepayments is a major reason why higher coupon mortgages have performed better as these securities are more affected by prepayment speeds due to their higher dollar prices.

As interest rates have risen and prepayment speeds have slowed down, the duration of the MBS sector has extended from 4.0 years at the end of March, to 5.4 years at the end of September. The duration of the Agency MBS market during the last two months of the reporting period was at a historic high. On a month-end reporting basis, the longest duration for the Agency MBS market previously reported by Barclays was in May 1994 at 4.8 years. So while any additional interest rate rises could extend the duration for the MBS market further, it has already experienced a significant extension.

A continuation of discussions regarding the future of the Government-Sponsored Enterprises (GSEs) occurred during the period. Most notably was the discussion over the Corker-Warner Bill, which would create a new entity intended to help facilitate the home buying process by making the mortgage process more efficient without putting taxpayers on the hook for the whole risk. The ultimate resolution of GSE restructuring, if any, will not be known for a while, nor do we know if any such change will come through this bill or another route. It seems that thoughts to potential solutions to the issue lie along political lines.

•    Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

Non-Agency MBS have experienced a 12-month rally, largely unabated, despite news of changes in banking regulation, government policy shifts and volatility in rates. Regardless of this overall trend, there were periods of weakness. The second quarter of 2013 began with concerns about buyer demand as an influx of supply hit the market. Rumors of bond fund liquidations amidst rising interest rates further fueled these fears and non-agency MBS experienced one of the more significant pull backs within the past two years. Against this back drop, both Wall Street and the investor community braced for price corrections across the sector. A significant correction never came. The window of weakness was brief, allowing savvy investors to put money to work at wider yields before the rally resumed.

The rebound of the U.S. housing market has been favorable for the performance of the Non- Agency MBS sector during the six months ended September 30, 2013. Housing inventory has tightened steadily due to record low mortgage rates causing buyers to reenter the housing market. Additionally, the emergence of institutional buy-to-rent programs has absorbed much of the inventory overhang in many fringe markets. Average home price appreciation (HPA) in U. S. markets was 11% over this time period, according to the Standard & Poor’s (S&P)/Case-Shiller 20-City Composite Home Price Index. The Housing Affordability Index increased modestly during the first six months of the year when the average conventional 30-year fixed mortgage rate hovered around 3.50%; however, affordability dropped sharply as the mortgage rate rose to a high of 4.67% during the third quarter of 2013. The consensus amongst Wall Street research analysts is that the pace of home price appreciation that has been observed over the six months ended September 30, 2013 should continue to be moderate over the next several months.

Semi-Annual Report	September 30, 2013	5

Financial Markets Highlights  (Cont.)

As expected, Non-Agency collateral performance has directly followed suit with the overall housing market. Delinquencies, prepayment speeds and liquidation rates have all improved over the past six months. Option Adjustable-Rate Mortgage (ARM) collateral has seen the most marked improvement with delinquencies and liquidation rates showing the steepest declines. Subprime collateral also showed a sharp improvement with delinquencies leveling off and liquidation rates declining each month during the period. Higher quality collateral, such as prime and Alt-A Non-Agency MBS, saw modest improvements as they were coming off a better foundation and did not see as much stress during the 2008 financial crisis. Loss severities on liquidated loans in all sectors remained steady despite rising House Price Appreciation (HPA). Our belief is that servicer advances on legacy delinquent loans are offsetting the HPA gains and we feel severity improvements on liquidated loans will be seen once these loans are liquidated from the pools.

Bid list volume varied widely during the past six months. For comparison purposes, the fourth quarter of 2012 saw $38 billion trade on bid lists whereas during a very busy second quarter of 2013, $66 billion of principal traded through bid lists. There were some notable bid lists during the second quarter where multiple lists of over $2 billion traded in a day. This type of volume coupled with fears of banking regulations and redemptions on bond funds caused a softening in the Non-agency markets. Loss adjusted yields on prime, Alt-A, and subprime Non-Agency MBS widened out to 5.5%, 6% and 8%, respectively. Despite the rumors of the reduction of the government bond buying program, higher mortgage rates and general disagreement between party lines in the U.S. government, Non-Agency bonds have rallied from the June weakness.

The ABX Index is a tradable synthetic index referencing a basket of 20 subprime mortgage bonds. This index is viewed as a proxy for the performance for the subprime mortgage market. For the six-month period ending September 30, 2013, ABX 2006-2 AAA returned 3.86%. Distressed sectors such as Option ARM and subprime bonds, have rebounded the fastest from the June softening as they saw the steepest declines during the brief second quarter sell off. During the same period, prime fixed rate and Alt-A fixed rate bonds observed price changes of approximately 0.15% and -2.2%, respectively. Bonds in the prime sector have regained their losses from June whereas Alt-A bonds are slowly regaining their footing. Supply technicals have been the driving force of the rally and events on the periphery, regardless of how significant of an impact they may have on the macro markets, have thus far been unable to change the course.

•    Commercial Mortgage-Backed Securities (CMBS)

After a strong start in 2013, the market faced major macroeconomic headwinds this summer, including concerns about the Fed tapering its bond-buying program, increasing conflict in the Middle East and the bankruptcy of Detroit, the largest municipal bankruptcy in U.S. history. Although the Fed’s decision to delay tapering has helped stabilize the markets, ongoing concerns about the government shutdown and debt ceiling continued to weigh in on investors’ minds. For CMBS investors, commercial real estate fundamentals continued to improve, with all property types showing flat to positive cash flow growth and occupancy improvement with stable to lower cap rates across all property types, contributing to higher valuations. CMBS delinquencies have decreased as special servicers continue to work through their portfolio of delinquent loans.

For the six-month period ending September 30, 2013, legacy mezzanine AAA (AMs) and super senior CMBS traded wider, by 27 bps and 70 bps, respectively, while junior AAA CMBS (AJs) traded tighter by 20 bps. New issue AAA traded wider by 13 bps while new issue BBB- also traded wider by 20 bps. During the six months ended September 30, 2013, the CMBS portion of the Barclays U.S. Aggregate Bond Index returned -0.43% versus -1.77% for the broader index.

On the new issue front, Non-Agency CMBS issuance has been about $60 billion for the first three quarters of the year and the pipeline through the end of the year is about $20 billion, on pace to finish 2013 between $75-80 billion, up significantly from $48 billion in 2012.

Delinquency rates have continued to improve: the 30+ delinquency rate ended the third quarter at 8.1%, the lowest reading since July 2010 and a strong improvement from six months ago, when it was at 9.5%. Overall, delinquency rates have declined across all major property types over the past six months, with lodging showing the biggest improvement declining by 267 bps to 9.2%, multifamily declining by 160 bps to 11.1%, retail declining by 141 bps to 6.5%, office declining by 129 bps to 9.3% and industrial declining by 13 bps to 11.6%.

During the six months ended September 30, 2013, 404 loans totaling $5.6 billion were disposed of, resulting in an average loss severity of 45.1%. By property type, the average loss severities for the first three quarters of the year were highest for retail at 51% followed by lodging at 50%, office at 42%, industrial at 38% and multifamily at 33%. We anticipate the increased pace of liquidations to continue as special servicers work through their real-estate owned (REO)/foreclosure loan portfolio.

6	DoubleLine Funds Trust

•    Emerging Markets (EM) Debt

Over the six-month period ending September 30, 2013, performance across all EM fixed income sectors has been driven by volatility in U.S. Treasury rates and fund outflows from the asset class. Following the May Federal Open Market Committee (FOMC) meeting, the market began anticipating that the Fed could begin scaling back its bond buying program earlier than expected, leading to 10-year U.S. Treasury rates rising 76 bps from 1.85% as of March month end to 2.61% as of September month-end. Higher yields in U.S. rates led to an outflow from EM, as investors shifted their portfolio allocation into floating rate bonds or shorter duration assets. Concerns of slowing growth and deteriorating fiscal balances in certain EM economies contributed to credit spreads widening across U.S. dollar-denominated EM fixed income sectors. Over this six-month time period, EM dollar denominated corporate debt outperformed its sovereign counterpart as corporate debt had more moderate outflows and has a shorter duration as an asset class than EM sovereign debt. EM local currency government bonds have seen the most significant volatility and the worst performance across the EM sectors as EM currencies sharply sold off versus the U.S. dollar.

•    Treasuries

The Treasury market, together with virtually all fixed income securities, rode a roller coaster through the six-month period ending September 30, 2013. Treasuries performed well in April as yields hit their lows of the year, with the 10-year Treasury yield falling to 1.62%. Market sentiment shifted abruptly in early May beginning with a strong employment report. Ben Bernanke added fuel to the fire by talking publicly about a time frame for reducing and eventually ending the Fed’s asset purchase program. The market shook off its complacency and a broad spectrum of investors rushed to shed duration and unwind purchases accumulated over the course of the past few years. The sell-off became self-reinforcing as selling drove down prices and the resulting capital losses prompted further selling. The liquidation cycle carried the 10-year to a two-year high yield of 3.01% in early September. By that time the tighter financial conditions, lighter positions and weaker economic data broke the momentum of down draft in prices. The end of the sell-off was confirmed in mid September when the FOMC unexpectedly declined to launch the widely expected “taper,” leaving the Fed’s asset purchase program intact likely through the end of the year.

•    Corporates

In the second quarter of 2013, the Investment Grade market, as measured by the Barclays U.S. Credit Index, posted negative absolute returns and negative excess returns; however, in the third quarter, the Investment Grade market posted positive total and excess returns.

Returns during the second quarter were dominated by increased expectations for a “tapering” of the Fed’s QE program in the United States. Concerns about the potential tapering and eventual cessation of QE resulted in higher core government bond yields. These concerns were alleviated in the third quarter when the Fed met in September and decided against tapering asset purchases, catching many market participants by surprise. In addition, Janet Yellen was nominated by President Obama to be the next Fed Chair, providing the fixed income markets with more confidence that rates should remain low. On the economic front, the United States has delivered mixed data and the recent debacle in Washington is expected to cut in to future GDP growth, further decreasing the likelihood of any tapering. Meanwhile, the corporate profitability remained strong and spreads, especially in the High Yield sector, tightened.

•     Bank Loans

Although weaker economic data combined with concerns that Central Bank accommodation might come to an end sooner rather than later roiled the credit markets during the middle of the six-month period ended September 30, 2013, volatility in the U.S. Treasury curve throughout the late Spring and early Summer forced many investors to focus on how to adjust their credit positions to a changed rate view which positively impacted investments in the bank loan sector. In addition, high equity valuations continue to, for the most part, constrain leveraged buyout (LBO) activity. Given the positive fundamental and technical backdrop investors remained comfortable taking credit risk throughout the period. The impact on the financing cycle of the excess liquidity provided by Central Bankers has led market participants to expect that the next default cycle will be both delayed and subdued. Demand for leveraged loans continued to remain strong through September 30, 2013 despite the U.S. government shutdown and possible breach of the U.S. debt ceiling in the early fourth quarter.

•    Global Equities

Global equity markets, as measured by the Morgan Stanley Capital International All Country World Index (MSCI ACWI), performed well in the six-month period ending September 30, 2013, after markets rebounded from a volatile period in May and June, caused by

Semi-Annual Report	September 30, 2013	7

Financial Markets Highlights (Cont.)

worries that the Federal Reserve would “taper” its monthly asset purchases. The MSCI ACWI returned 6.11% for the period. European equities experienced positive returns over the six-month period with the Deutsche Borse AG German Stock Index (DAX), Cotation Assistée en Continu (CAC), and the Financial Times Stock Exchange (FTSE) up 10.25%, 11.04%, and 0.79%, respectively. The eurozone Manufacturing Purchasing Managers Index (PMI) Markit Survey showed that the region had entered an expansion for the first time since the summer of 2011. U.S. equity markets generated decent returns over the six-month period despite the increased volatility in fixed income markets and moderate softening in labor market data; however, performance varied significantly amongst the three major U.S. equity indices: the S&P 500 ® Index returned 7.16%, the NASDAQ Composite Index returned 15.42%, and the Dow Jones Industrial Average Index returned 3.78%. Japanese equity markets generated very strong returns over the six-month period as the Bank of Japan remains committed to ending Japan’s prolonged period of deflation and the Japanese Prime Minister, Shinzo Abe, stands ready to implement his “Third Arrow” to rejuvenate the economy. Japan’s Nikkei 225 Index was up 16.60% in the six-month period ending September 30, 2013. Emerging markets, as measured by the MSCI Emerging Market Index, underperformed Developed Markets over the period with the index down 4.58%. Emerging Market equities were hit hard as foreign investors pulled capital out of countries with current account deficits as U.S. interest rates rose, causing an unwind of the “carry-trade.” The sell-off in Emerging Market equities stabilized in the third quarter as improvements in Chinese economic data, rising commodities prices, and lower interest rate volatility reduced capital flight risk from foreign investors. Going forward, global equity markets will focus on the timing and pace of the Federal Reserve’s eventual “tapering” of its monthly asset purchase program, the eurozone’s emergence out of recession, Japan’s effort to revamp its economy, and the capital flight risk in Emerging Markets.

•     Commodities

As measured by the Standard & Poor’s Goldman Sachs Commodity Index (GSCI) Excess Return, the broad-based commodities market posted a 1.5% loss for the six-month period ending September 30, 2013. Performance was largely negative with only 6 of 24 commodities posting a positive return for the period. Cocoa was the best performer returning over 19.3% on decreasing stockpiles due to drought in West African producing regions and simultaneously increasing demand for chocolate products. Livestock and energy were the two positive sectors in the complex. Livestock gained 4.7% return from decreased pork production as a consequence of porcine virus while the energy sector eked out a small 0.63% return on increased fears of geopolitical conflict. Precious metals were the worst performing sector taking an 18.0% loss on decreased inflationary fears as common inflation barometers printed values near their all-time lows.

8	DoubleLine Funds Trust

Management Discussion of Fund Performance

Management Discussion of Fund Performance:

DoubleLine Total Return Bond Fund

The semi-annual period ending September 30, 2013 saw interest rates rise for longer-term securities as the 10-year U.S. Treasury rate rose by 76 bps. For this period the DoubleLine Total Return Bond Fund outperformed the Barclays U.S. Aggregate Bond Index. The portfolio continued to have a barbell construct, with the two ends of the barbell being a Government/Agency MBS end and a Non-Agency MBS end. As of September 30, 2013 the weightings in the portfolio of these two sectors were as follows: Government/Agency MBS of 50% and Non-Agency MBS of 38%.

The total return of the Government/Agency MBS sleeve in the portfolio was roughly -2% for the period. Included in this number is a price component of return which detracted almost 3.5%. This was due to the rise in interest rates. This Government/Agency MBS sleeve is mostly comprised of Agency passthroughs (31%) and Agency fixed rate Collateralized Mortgage Obligations (CMOs) (16%). The Agency passthrough sector returned roughly -1.5%, which outperformed the Agency CMO return that was down by over 3%. The outperformance of Agency passthroughs over the period was largely attributable to the longer duration of the CMOs relative to the passthroughs. There was also some widening of CMO product relative to passthroughs during the quarter.

The total return of the Non-Agency MBS sleeve was nearly 2%. The Non-Agencies outperformed the Agency sleeve as the Non-Agency sleeve has a much shorter effective duration. The price component of return for the Non-Agency sleeve was down roughly 80 bps. The slight decrease in prices was due to a rise in rates in addition to spread products widening slightly over the six-month period. Non-Agencies have outperformed other credit sensitive assets over the same period. The sector’s spread widening was much less than other fixed income sectors, which have been under pressure due to redemptions out of bond funds which in turn has caused bond managers to sell some credit sensitive assets. Holders of Non-Agency mortgages are less willing to sell these securities as there is a limited supply and it could be hard to buy back paper in the future should conditions change. We expect the valuations of these securities to be dependent on housing economics as investors try to determine what kind of losses will have to be realized. Housing valuations appreciated 10-15% during the six-month period. This has led to lower delinquency, lower default rates and, for those loans that do default, lower loss severities. During the reporting period, lower credit quality Non-Agencies have performed better than higher credit quality Non-Agencies. This is attributable to the shorter duration of lower credit quality mortgages which benefited from the rate rise. Improving housing statistics may also help lower credit quality mortgages, which have tended to be more levered to a housing recovery.

At the end of the period, the Fund’s duration continued to be shorter than that of the Barclays U.S. Aggregate Bond Index. As of September 30, 2013 the Fund’s duration was close to 4 years which was substantially shorter than the Barclays U.S. Aggregate Bond Index duration of 5.5 years. The average dollar price of all the securities in the Fund was around $96 and the cash position in the portfolio was around 6%. This cash position is smaller than the 13-15% cash weighting that existed in March as cash was used to meet redemptions that occurred over the six-month period.

Period Ended 9-30-13	6-Months (Not Annualized)
I-Share	-0.96%
N-Share	-1.09%
Barclays U.S. Aggregate Bond Index	-1.77%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Core Fixed Income Fund

The DoubleLine Core Fixed Income Fund underperformed the Barclays U.S. Aggregate Bond Index over the past six months. The portfolio return was negatively affected by heightened volatility in many sectors of the fixed income market over the latter half of the period. In general, longer duration assets hindered Fund performance as interest rates rose (the 10-year U.S. Treasury rate rose 76 bps during the six-month period); however, some credit assets performed well over the period.

Emerging market debt was the worst performing sector due to the relatively longer duration of these assets versus other sectors of the Fund and detracted close to 5% from the Fund’s total return. Residential mortgages, which continued to be the largest sector of the Fund at just over 30% of the portfolio, underperformed the Barclays U.S. MBS Index’s return of -0.96% as the Government/Agency portion also put a drag on returns. In particular, the Agency fixed-rate CMOs experienced price declines close to -9.5% which were only partially offset by relatively strong income streams. The decline in prices within the Agency CMO sector is mostly attributable to its longer duration.

Semi-Annual Report	September 30, 2013	9

Management Discussion of Fund Performance  (Cont.)

Conversely, Non-Agency Residential Mortgage-Backed Securities (RMBS), which represent close to 14% of the Fund’s portfolio, outperformed the Agency sleeve as the sector has a much shorter duration. The price component of return for the Non-Agency sleeve was down close to 2% over the past six months, but was more than offset by close to 3% gains in coupon returns. The slight decrease in prices was due to a rise in interest rates in addition to spread products widening. Non-Agencies have outperformed other credit sensitive assets over the same period. The sector’s spread widening was much less than other fixed income sectors which have been under pressure due to redemptions, which has caused bond managers to sell some credit sensitive assets. Holders of Non-Agency RMBS are less willing to sell these securities as there is a limited supply and it could be hard to buy back paper in the future should conditions change. We expect the valuations of these securities to be dependent on housing economics as investors try to determine what kind of losses may have to be realized. Housing valuations have appreciated 10-15% during the six-month period. This has led to lower delinquency, lower default rates and, for those loans that do default, lower loss severities. During the reporting period, lower credit quality Non-Agencies have performed better than higher credit quality Non-Agencies. This is attributable to the shorter, and often negative, duration of lower credit quality mortgages which benefited from the rate rise. Improving housing statistics should also help the lower credit quality mortgage bonds as those securities are more levered to a housing recovery. Collateralized loan obligations (CLOs) also helped to offset some of the negative returns seen in other sectors, as the securities returned over 1% to the Fund. Similar to Non-Agency RMBS, CLOs remained largely insulated to the volatility seen in other credit assets over the quarter.

At the end of the period, the Fund’s duration continued to be shorter than that of the Barclays U.S. Aggregate Bond Index duration of 5.5 years. The average dollar price of the securities at the end of the period is roughly par and the cash position was just over 2% of the portfolio.

Period Ended 9-30-13	6-Months (Not Annualized)
I-Share	-2.32%
N-Share	-2.36%
Barclays U.S. Aggregate Bond Index	-1.77%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Emerging Markets Fixed Income Fund

Over the six-month period ending September 30, 2013, the DoubleLine Emerging Markets Fixed Income Fund underperformed the JP Morgan Emerging Markets Bond (EMBI) Global Diversified Index by 76 bps. In part, underperformance in the Fund was led by an overweight exposure to Latin America (Latam) corporate credits, which underperformed relative to the EMBI. Additionally, the Fund has avoided certain high beta sovereign credits in the index such as Egypt, Argentina, and Pakistan, which posted double digits returns over the period. The Fund was less sensitive to volatility in U.S. Treasury rates due to its shorter duration relative to the EMBI Global Diversified Index. Ten-year U.S. Treasury yields ended September at 2.61% from 1.85% as of March month end. Performance also benefited from an overweight position in corporate securities in Asia, which outperformed Asian sovereign credits in the EMBI Global Diversified Index.

Period Ended 9-30-13	6-Months (Not Annualized)
I-Share	-5.28%
N-Share	-5.41%
JP Morgan Emerging Markets Bond Global Diversified Index	-4.52%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Multi-Asset Growth Fund

The DoubleLine Multi-Asset Growth Fund underperformed its benchmark for the six-month period ending September 30, 2013. The Fund’s equity position, including both International and U.S. Equities, was the strongest performer during this period. While real assets fared less than desirable, they were a much smaller portion of the portfolio compared with the Fund’s historical allocation to real assets. Performance

10	DoubleLine Funds Trust

related to fixed income products was essentially flat during a period of heightened volatility within this sector. Relative to the Barclays Aggregate U.S. Bond Index, however, the Fund’s fixed income allocation was a strong outperformer.

Period Ended 9-30-13	6-Months (Not Annualized)
I-Share	0.19%
A-Share
No Load	0.06%
With Load	-4.20%
S&P 500® Index	8.31%
Blended Benchmark*	0.62%

*	Blended Benchmark: 60% Barclays U.S. Aggregate Bond Index/25% Morgan Stanley Capital International All Country World Index/15% Standard & Poor’s Goldman Sachs Commodity Index (GSCI) Total Return

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Low Duration Bond Fund

The DoubleLine Low Duration Bond Fund outperformed the Bank of America (BofA)/Merrill Lynch 1-3 Year U.S. Treasury Index during the six-month period ended September 30, 2013. The Fund continues to be diversified across asset classes with allocations to U.S. Government securities, residential mortgage-backed securities (RMBS), investment grade corporate debt, emerging markets, collateralized loan obligations (CLO) and commercial mortgage-backed securities (CMBS). In general, the portfolio benefited from its low duration over the period as interest rates rose. The 10-year U.S. Treasury yield rose 76 bps over the six-month period and many fixed income markets were affected by heightened volatility particularly in the last quarter.

The RMBS sector, which is slightly less than 30% of the Fund’s portfolio and had a duration less than 1 year at the end of September, was the best performing sector during the period as Non-Agency RMBS contributed close to 2% of the portfolio’s total return. Higher credit quality RMBS experienced slight price declines, but this was more than offset by the rest of the Non-Agency sector. The slight decrease in prices was due to a rise in rates in addition to spread products widening. Non-Agencies have outperformed other credit sensitive assets over the same period. The sector’s spread widening was much less than other fixed income sectors, which have been under pressure due to redemptions out of bond funds which in turn caused bond managers to sell some credit sensitive assets. Holders of Non-Agency RMBS are less willing to sell these securities as there is a limited supply and it could be hard to buy back paper in the future should conditions change. We expect the valuations of these securities to be dependent on housing economics as investors try to determine what kind of losses may have to be realized. Housing valuations have appreciated 10-15% during the six-month period. This has led to lower delinquency, lower default rates and, for those loans that do default, lower loss severities. During the reporting period, lower credit quality Non-Agencies have performed better than higher credit quality Non-Agencies. This is attributable to the shorter, and often negative, duration of lower credit quality mortgages which benefited from the rate rise. Improving housing statistics may also help lower credit quality mortgages, which have tended to be more levered to a housing recovery. CLOs was the next best performing sector, as the securities returned just under 1% to the Fund. Similar to Non-Agency RMBS, CLOs remained largely insulated to the volatility seen in other credit assets over the six-month period. At the end of the period, the Fund’s CLOs were almost all AAA-rated tranches, as measured by Standard & Poors, with close to zero duration and weighted average lives close to 2 years.

As of September 30, 2013, the overall fund duration remained low at just over 1 year with a weighted average life of just under 2 years for the assets. Credit exposure remained minimal: at the end of the reporting period, over 90% of the Fund’s assets were in cash, government securities, or had an investment grade credit rating.

Period Ended 9-30-13	6-Months (Not Annualized)
I-Share	0.38%
N-Share	0.26%
BofA/Merrill Lynch 1-3 Year U.S. Treasury Index	0.18%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

Semi-Annual Report	September 30, 2013	11

Management Discussion of Fund Performance  (Cont.)

DoubleLine Floating Rate Fund

The Fund’s underperformance during the period can be attributed to various factors, one of which included holding a sizable weighting in cash as the Fund became more fully invested following the Fund’s inception date of February 1, 2013.

The Fund’s underperformance during the period also can be attributed to the Fund’s higher than Index weighting in BB-rated credits, which adversely impacted performance. Year-to-date as of September 2013, single-B rated loans have outperformed BB-rated loans by 1.36%. Default rates during the period remained below historical levels. According to Moody’s, the U.S. leveraged loan default rate ended the third quarter of 2013 at 2.5%, up from 2.3% at the end of the second quarter of 2013 yet below the default rate of 2.8% recorded at the end of the third quarter of 2012. Flows into loan funds have been strong throughout 2013. According to Lipper, at the end of the third quarter of 2013 leveraged loan funds had enjoyed positive inflows for 67 consecutive weeks with 2013 inflows totaling $52.9 billion during the first three quarters of the year.

Period Ended 9-30-13	6-Months (Not Annualized)
I-Share	1.01%
N-Share	1.10%
S&P LSTA Leveraged Loan Index	1.39%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

Past performance is not a guarantee of future results.

Opinions expressed herein are as of September 30, 2013 and are subject to change at any time, are not guaranteed and should not be considered investment advice.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings.

This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities.

The Funds may invest in Asset-Backed and Mortgage-Backed securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The Multi-Asset Growth Fund is non-diversified meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The Emerging Markets Fixed Income Fund, the Core Fixed Income Fund, the Multi-Asset Growth Fund, the Low Duration Bond Fund and the Floating Rate Fund may also invest in foreign securities, which involve political, economic, and currency risks, greater volatility, and differences in accounting methods. These risks are greater for investments in emerging markets.

The Total Return Bond Fund, the Core Fixed Income Fund, the Multi-Asset Growth Fund, and the Low Duration Bond Fund may invest in securities related to real estate, which may decline in value as a result of factors affecting the real estate industry.

Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investing in derivatives could lose more than the amount invested.

The Multi-Asset Growth Fund may experience equity risk. Equities may decline in value due to both real and perceived general market, economic, and industry conditions.

The Funds may use certain types of exchange traded funds or investment derivatives. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Diversification does not assure a profit or protect against loss in a declining market.

Credit ratings from Moody’s range from the highest rating of Aaa for bonds judged to be of the highest quality, subject to the lowest level of credit risk to the lowest rating of C, typically, for obligations that are in default, with little prospect for recovery of principal or interest. Credit ratings from Standard & Poor’s (S&P) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default.

12	DoubleLine Funds Trust

ABX Index—This index consists of the 20 most liquid credit default swaps (CDS) on U.S. home equity asset-backed securities (ABS) and is used to hedge asset-backed exposure or to take a position in the subprime mortgage asset class. The ABX Index has four series (06-1, 06-2, 07-1 and 07-2) with five tranches per series. The ABX 07-1 AAA Index references underlying collateral of that 2007 vintage and AAA credit quality type, just as the ABX 06-2 AAA Index references underlying collateral of the 2006 vintage and AAA credit quality type.

Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays U.S. Credit Index—This index comprises the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. The US Credit Index was called the US Corporate Investment Grade Index until July 2000, when it was renamed to reflect its inclusion of both corporate and non-corporate issuers.

Barclays U.S. MBS Index—This index covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Basis Point—A basis point is a unit that is equal to 1/100th of 1%.

Bank of America (BofA)/Merrill Lynch 1-3 Year U.S. Treasury Index—This index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

Beta—Beta is a measure of the volatility, or systemic risk, of a security or a portfolio in comparison to the market as a whole.

CAC—CAC refers to the CAC 40 Index which is a French stock market index. It tracks 40 of the largest French stocks on the Paris Bourse, or stock exchange. CAC stands for the Cotation Assistée en Continu.

DAX—DAX is the Deutsche Borse AG German Stock Index, or the German stock index, which represents 30 of the largest and most liquid German companies that trade on the Frankfurt Exchange.

Developed Markets—The Developed Markets, as defined by JP Morgan, are Australia, Canada, France, Germany, Italy, Japan, New Zealand, Norway, Sweden, Switzerland, the United Kingdom, and the United States.

Dow Jones Industrial Average (DJIA)—Introduced in May 1896, the Dow Jones Industrial Average is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries with the exception of transportation and utilities. While stock selection is not governed by quantitative rules, a stock typically is added to the index only if the company has an excellent reputation, demonstrates sustained growth and is of interest to a large number of investors.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years. Securities with longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Freddie Mac (FHLMC) Commitment Rate—The commitment rate is the interest rate a lender would charge to lend mortgage money to a qualified borrower exclusive of the fees and points required by the lender. This commitment rate applies only to conventional financing on conforming mortgages with loan-to-value (LTV) rates of 80% or less, according to Freddie Mac.

FTSE—FTSE is the Financial Times Stock Exchange, which is similar to Standard & Poor’s in the U.S., and specializes in index calculation. They are best known for the FTSE 100 Index which includes blue-chip stocks on the London Stock Exchange.

Home Price Appreciation (HPA)—HPA is an increase in the value of a property’s price over time, which can occur for various reasons including increased demand, weakening supply or changes in inflation or interest rates.

Housing Affordability Index—This index is produced by the National Association of Realtors (NAR) and measures whether or not a typical family could qualify for a mortgage loan on a typical home. A typical home for the purposes of this methodology is defined as the national median-priced, existing single-family home as calculated by the NAR. A typical family for the purposes of this methodology is defined as one earning the median family income as reported by the U.S. Bureau of the Census.

JP Morgan Corporate Emerging Markets Bond Broad Diversified Index (CEMBI)—This index is a market capitalization weighted index consisting of US-denominated Emerging Market corporate bonds. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

JP Morgan Emerging Markets Bond (EMBI) Global Diversified Index—This Index is a uniquely-weighted version of the EMBI Global which includes U.S. dollar-denominated Brady bonds, Eurobonds and traded loans issued by sovereign and quasi-sovereign entities. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

Morgan Stanley Capital International All Country World Index (MSCI ACWI)—The MSCI All Country World Index is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets.

Morgan Stanley Capital International Emerging Market Index (MSCI EM)—The MSCI Emerging Market Index is designed to measure equity market performance in global emerging markets.

NASDAQ—The NASDAQ, or National Association of Securities Dealers Automated Quotation, is an electronic trading system that provides price quotations to market participants on the more actively traded common stock issues; approximately 4,000 common stock issues are included in the system.

NASDAQ Composite Index—This index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The Index includes over 3,000 securities, more than most other stock market indices. The NASDAQ Composite Index is calculated under a market capitalization weighted methodology index.

Nikkei—The Nikkei is short for Japan’s Nikkei 225 Stock Average, which is the leading index of Japanese stocks. This index is price-weighted and comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange. The Nikkei is equivalent to the Dow Jones Industrial Average Index in the U.S.

Purchasing Managers Index (PMI)—This is an indicator for economic activity, more specifically of the economic health of the manufacturing sector. This index is based on five major indicators including new orders, inventory levels, supplier deliveries, production and employment environment. Nationally, this data is collected by the Institute of Supply Management (ISM), but for China it is produced by HSBC and is called the Purchasing Manufacturing Index, though it measures the same thing for that country.

S&P 500® Index—This Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P/Case-Shiller 20-City Composite Home Price Index—This index measures the value of residential real estate in 20 metropolitan areas of the U.S. It is included in the S&P/Case-Shiller Home Price Index Series which seeks to measure changes in the total value of all existing single-family housing stock.

Semi-Annual Report	September 30, 2013	13

Management Discussion of Fund Performance  (Cont.)

Standard & Poor’s Goldman Sachs Commodity Index (GSCI)—Standard & Poor’s Goldman Sachs Commodity Index, or GSCI, is a composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures. The index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels, making the Index a valuable economic indicator and commodities market benchmark. The GSCI Excess Return index is one of the three S&P GSCI Indices published, measuring the return accrued from investing in uncollateralized nearby commodity futures. The Excess Return Index includes an Energy component, which was referenced in this commentary. The GSCI Total Return index measures a fully collateralized commodity futures investment that is rolled forward from the fifth to the ninth business day of each month. Currently the S&P GSCI includes 24 commodity nearby futures contracts.

S&P LSTA Leveraged Loan Index—Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

14	DoubleLine Funds Trust

DoubleLine Funds’ Standardized Performance Summary

As of September 30, 2013

DBLTX/DLTNX
Total Return Bond Fund Quarterly Returns -As of September 30, 2013	Sept 2013	3Q2013	1 Year Annualized	3 Year Annualized	Since Inception Annualized (4-6-10 to 9-30-13)	Gross Expense Ratio
I-share (DBLTX)	1.18%	0.64%	1.09%	6.79%	10.08%	0.48%
N-share (DLTNX)	1.16%	0.58%	0.84%	6.51%	9.80%	0.73%
Barclays U.S. Aggregate Index	0.95%	0.57%	-1.68%	2.86%	4.36%
Total Return Bond Fund Monthly Returns - As of September 30, 2013	Sept 2013	Last 3-months	1 Year Annualized	3 Year Annualized	Since Inception Annualized (4-6-10 to 9-30-13)
I-share (DBLTX)	1.18%	0.64%	1.09%	6.79%	10.08%
N-share (DLTNX)	1.16%	0.58%	0.84%	6.51%	9.80%
Barclays U.S. Aggregate Index	0.95%	0.57%	-1.68%	2.86%	4.36%
DBLEX/DLENX
Emerging Markets Fixed Income Fund Quarterly Returns - As of September 30, 2013	Sept 2013	3Q2013	1 Year Annualized	3 Year Annualized	Since Inception Annualized (4-6-10 to 9-30-13)	Gross Expense Ratio
I-share (DBLEX)	2.11%	-0.47%	-2.99%	4.88%	6.16%	0.92%
N-share (DLENX)	2.09%	-0.53%	-3.23%	4.63%	5.91%	1.17%
JP Morgan Emerging Markets Bond Global Diversified Index	2.61%	1.19%	-4.06%	4.95%	6.95%
Emerging Markets Fixed Income Fund Monthly Returns - As of September 30, 2013	Sept 2013	Last 3-months	1 Year Annualized	3 Year Annualized	Since Inception Annualized (4-6-10 to 9-30-13)
I-share (DBLEX)	2.11%	-0.47%	-2.99%	4.88%	6.16%
N-share (DLENX)	2.09%	-0.53%	-3.23%	4.63%	5.91%
JP Morgan Emerging Markets Bond Global Diversified Index	2.61%	1.19%	-4.06%	4.95%	6.95%
DBLFX/DLFNX
Core Fixed Income Fund Quarterly Returns - As of September 30, 2013	Sept 2013	3Q2013	1 Year Annualized	3 Year Annualized	Since Inception Annualized (6-1-10 to 9-30-13)	Gross Expense Ratio
I-share (DBLFX)	0.95%	0.03%	-1.01%	5.87%	7.48%	0.51%
N-share (DLFNX)	1.02%	0.06%	-1.18%	5.63%	7.23%	0.76%
Barclays U.S. Aggregate Index	0.95%	0.57%	-1.68%	2.86%	3.80%
Core Fixed Income Fund Monthly Returns - As of September 30, 2013	Sept 2013	Last 3-months	1 Year Annualized	3 Year Annualized	Since Inception Annualized (6-1-10 to 9-30-13)
I-share (DBLFX)	0.95%	0.03%	-1.01%	5.87%	7.48%
N-share (DLFNX)	1.02%	0.06%	-1.18%	5.63%	7.23%
Barclays U.S. Aggregate Index	0.95%	0.57%	-1.68%	2.86%	3.80%
DMLIX/DMLAX
Multi-Asset Growth Fund Quarterly Returns - As of September 30, 2013	Sept 2013	3Q2013	1 Year Annualized	3 Year Annualized	Since Inception Annualized (12-20-10 to 9-30-13)	Gross Expense Ratio	Net Expense Ratio*
I-share (DMLIX)	1.44%	0.93%	-0.16%	—	2.37%	1.82%	1.57%
A-share (DLMAX)						2.07%	1.82%
A-share (No Load)	1.38%	0.86%	-0.50%	—	2.10%
A-share (With Load)	-2.93%	-3.42%	-4.73%	—	0.52%
Multi-Asset Growth Fund Monthly Returns - As of September 30, 2013	Sept 2013	Last 3-months	1 Year Annualized	3 Year Annualized	Since Inception Annualized (12-20-10 to 9-30-13)
I-share (DMLIX)	1.44%	0.93%	-0.16%	—	2.37%
A-share (DLMAX)
A-share (No Load)	1.38%	0.86%	-0.50%	—	2.10%
A-share (With Load)	-2.93%	-3.42%	-4.73%	—	0.52%

Semi-Annual Report	September 30, 2013	15

DoubleLine Funds’ Standardized Performance Summary  (Cont.)

DBLSX/DLSNX
Low Duration Bond Fund Quarterly Returns - As of September 30, 2013	Sept 2013	3Q2013	1 Year Annualized	3 Year Annualized	Since Inception Annualized (9-30-11 to 9- 30-13)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBLSX)	0.39%	0.68%	1.42%	—	2.86%	0.54%	0.48%
N-share (DLSNX)	0.37%	0.53%	1.18%	—	2.58%	0.79%	0.73%
BofA/Merrill Lynch 1-3 Year Treasury	0.23%	0.29%	0.37%	—	0.46%
Low Duration Bond Fund Monthly Returns - As of September 30, 2013	Sept 2013	Last 3-months	1 Year Annualized	3 Year Annualized	Since Inception Annualized (9-30-11 to 9- 30-13)
I-share (DBLSX)	0.39%	0.68%	1.42%	—	2.86%
N-share (DLSNX)	0.37%	0.53%	1.18%	—	2.58%
BofA/Merrill Lynch 1-3 Year Treasury	0.23%	0.29%	0.37%	—	0.46%
DBFRX/DLFRX
Floating Rate Fund Quarterly Returns - As of September 30, 2013	Sept 2013	3Q2013	1 Year Annualized	3 Year Annualized	Since Inception (2-1-13 to 9- 30-13)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBFRX)	0.09%	0.92%	—	—	1.81%	2.18%	0.92%
N-share (DLFRX)	0.07%	0.88%	—	—	1.91%	2.43%	1.17%
S&P LSTA Leveraged Loan Index	0.24%	1.20%	—	—	2.47%
Floating Rate Fund Monthly Returns - As of September 30 2013	Sept 2013	Last 3-months	1 Year Annualized	3 Year Annualized	Since Inception (2-1-13 to 9- 30-13)
I-share (DBFRX)	0.09%	0.92%	—	—	1.81%
N-share (DLFRX)	0.07%	0.88%	—	—	1.91%
S&P LSTA Leveraged Loan Index	0.24%	1.20%	—	—	2.47%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Performance data shown for the Multi-Asset Growth Fund reflects the Class A maximum sales charge of 4.25%. The Multi-Asset growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. The Multi-Asset Growth and Floating Rate Fund impose a 1.00% Redemption Fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the deferred sales charge or the redemption fee. If it had, returns would have been reduced.

The funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The statutory and summary prospectuses contain this and other important information about the Funds and may be obtained by calling 1 (877) 354-6311/1 (877) DLINE11, or visitingwww.doublelinefunds.com. Read carefully before investing.

*The Adviser has contractually agreed to waive fees and reimburse expenses through July 31, 2014.

The performance information shown assumes the reinvestment of all dividends and distributions.

While the Fund is no-load, management fees and other expenses still apply.

Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

JP Morgan Emerging Markets Bond Global Diversified Index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

The BofA/Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one years and less than three years.

S&P/LSTA Leveraged Loan Index is a weekly total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans.

You cannot invest directly in an index.

Mutual Fund Investing involves risk. Principal loss is possible.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

16	DoubleLine Funds Trust

Schedule of Investments DoubleLine Total Return Bond Fund	(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 3.1%

	ALM Loan Funding,
$3,750,000	Series 2012-6A-C	5.00%	#^	06/14/2023	3,767,899
25,000,000	Series 2012-7A-A1	1.69%	#^	10/19/2024	24,984,018
17,000,000	Series 2012-7A-A2	2.57%	#^	10/19/2024	17,069,791

	Anchorage Capital Ltd.,
20,000,000	Series 2013-1A-A1	1.47%	#^	07/13/2025	19,883,125

	ARES Ltd.,
170,325	Series 2006-5RA-A2	0.51%	#^	02/24/2018	170,308
12,433,980	Series 2006-6RA-A2	0.54%	#	03/12/2018	12,279,714
96,882,280	Series 2011-16A-AR	1.24%	#^	05/17/2021	96,380,376
25,000,000	Series 2013-1A-B	2.04%	#^	04/15/2025	24,838,394
6,500,000	Series 2013-1A-D	4.04%	#^	04/15/2025	6,226,986

	Atrium Corporation,
461,756	Series 3A-A1	0.59%	#^	10/27/2016	461,699

	Black Diamond Ltd.,
3,222,505	Series 2005-1A-A1	0.52%	#^	06/20/2017	3,216,893

	BlueMountain Ltd.,
25,000,000	Series 2012-2A-A1	1.68%	#^	11/20/2024	24,990,975
19,000,000	Series 2012-2A-B1	2.22%	#^	11/20/2024	18,843,509
16,150,000	Series 2012-2A-C	3.01%	#^	11/20/2024	15,761,190

	BMI Trust,
146,475,645	Series 2013-1AR-A1R	1.20%	#^	08/01/2021	145,455,457

	Brookside Mill Ltd.,
17,000,000	Series 2013-1A-C1	2.92%	#^	04/17/2025	16,598,043

	Canyon Capital Ltd.,
9,500,000	Series 2012-1A-B1	2.22%	#^	01/15/2024	9,539,476

	Cent Ltd.,
3,000,000	Series 2005-10A-D	2.00%	#^	12/15/2017	2,871,713

	Centurion Ltd.,
2,500,000	Series 2005-8X-C	2.26%	#	03/08/2017	2,420,783

	Crown Point Ltd.,
10,500,000	Series 2012-1A-A1LB	1.76%	#^	11/21/2022	10,463,930

	Dryden Leveraged Loan,
1,150,175	Series 2005-8A-A	0.51%	#^	05/22/2017	1,142,221

	Dryden Senior Loan Fund,
4,000,000	Series 2012-24A-D	5.01%	#^	11/15/2023	4,019,914
10,000,000	Series 2012-25A-B1	2.52%	#^	01/15/2025	10,083,457

	Fortress Credit Ltd.,
10,000,000	Series 2013-1A-A	1.45%	#^	01/19/2025	9,894,947
10,000,000	Series 2013-1A-B	2.17%	#^	01/19/2025	9,969,878

	Galaxy Ltd.,
2,308,541	Series 2005-5A-A1	0.53%	#^	10/20/2017	2,310,664
13,000,000	Series 2013-15A-B	2.13%	#^	04/15/2025	12,954,399
13,100,000	Series 2013-15A-C	2.88%	#^	04/15/2025	12,574,164
6,125,000	Series 2013-15A-D	3.68%	#^	04/15/2025	5,860,324

	Gannett Peak Ltd.,
4,028,328	Series 2006-1A-A1A	0.51%	#^	10/27/2020	3,990,313

	GLG Ore Hill Ltd.,
37,000,000	Series 2013-1A-A	1.39%	#^	07/15/2025	36,293,280

	ICE Global Credit Ltd.,
30,000,000	Series 2013-1A-A1	2.02%	#^	04/20/2024	29,709,000
25,000,000	Series 2013-1A-B2	2.82%	#^	04/20/2024	24,460,000
9,000,000	Series 2013-1A-X	1.27%	#^	04/20/2015	9,000,000

	Kingsland Ltd.,
4,500,000	Series 2005-1A-C1	2.05%	#^	06/13/2019	4,338,224
500,000	Series 2005-1A-C2	6.13%	^	06/13/2019	495,856

	KKR Financial Corporation,
5,714,960	Series 2006-1A-A1	0.54%	#^	08/25/2018	5,690,338
14,121,944	Series 2007-AA-A	1.02%	#^	10/15/2017	14,049,990

	KVK Ltd.,
20,000,000	Series 2013-1A-A	1.70%	#^	04/14/2025	19,959,631

	LCM LP,
3,000,000	Series 10X-A	1.75%	#	04/15/2022	3,002,618
3,650,000	Series 11A-D2	4.22%	#^	04/19/2022	3,603,007
20,000,000	Series 12A-A	1.74%	#^	10/19/2022	19,993,088
12,600,000	Series 13A-C	3.17%	#^	01/19/2023	12,391,314

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Marathon Ltd.,
$17,000,000	Series 2013-5A-A2A	2.61%	#^	02/21/2025	17,091,004

	Marea Ltd.,
2,000,000	Series 2012-1A-D	4.82%	#^	10/16/2023	2,010,703

	Nomad Ltd.,
9,000,000	Series 2013-1A-B	3.22%	#^	01/15/2025	8,867,095
3,500,000	Series 2013-1A-C	3.77%	#^	01/15/2025	3,371,949

	Northwoods Capital Corporation,
30,000,000	Series 2012-9A-A	1.69%	#^	01/18/2024	29,963,744

	Oak Hill Credit Partners,
25,000,000	Series 2012-7A-A	1.68%	#^	11/20/2023	24,934,766
18,000,000	Series 2012-7A-B1	2.51%	#^	11/20/2023	18,027,199

	OCP Ltd.,
35,000,000	Series 2012-2A-A2	1.66%	#^	11/22/2023	35,006,884
3,018,370	Series 2012-2A-X2	1.74%	#^	11/22/2023	3,022,796
10,000,000	Series 2013-3A-B	3.03%	#^	01/17/2025	9,759,279

	OHA Intrepid Leverage Loan Fund Ltd.,
10,000,000	Series 2011-1AR-DR	3.32%	#^	04/20/2021	9,872,581

	Race Point Ltd.,
25,000,000	Series 2012-7A-A	1.69%	#^	11/08/2024	24,933,604
24,000,000	Series 2012-7A-B	2.52%	#^	11/08/2024	24,036,204
5,500,000	Series 2013-8A-B	2.16%	#^	02/20/2025	5,527,575

	Saturn Ltd.,
3,200,000	Series 2007-1A-D	4.26%	#^	05/13/2022	2,946,450

	Symphony Ltd.,
25,000,000	Series 2013-11A-B1	2.47%	#^	01/17/2025	25,051,970

	TCW Global Project Fund Ltd.,
1,230,173	Series 2004-1A-REV	0.92%	#^	06/15/2016	1,224,022

	WhiteHorse Ltd.,
2,000,000	Series 2006-1A-B1L	2.12%	#^	05/01/2018	1,951,419
50,000,000	Series 2012-1A-A1L	1.67%	#^	02/03/2025	49,892,620
59,000,000	Series 2012-1A-A	1.67%	#^	01/15/2024	58,871,583
17,000,000	Series 2012-1A-B1	2.37%	#^	01/15/2024	17,042,543
13,750,000	Series 2012-1A-C1	3.32%	#^	01/15/2024	13,584,171

	Total Collateralized Loan Obligations (Cost $1,100,039,049)				1,099,001,067

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 6.4%

	Banc of America Commercial Mortgage Trust,
19,741,000	Series 2006-4-AM	5.68%		07/10/2046	21,716,679
18,915,000	Series 2007-1-AMFX	5.48%	#	01/15/2049	19,833,588
11,700,000	Series 2007-2-AM	5.63%	#	04/10/2049	12,894,184
52,650,000	Series 2007-5-AM	5.77%	#	02/10/2051	56,512,299
305,854,338	Series 2007-5-XW	0.37%	#^ I/O	02/10/2051	3,070,472

	Bear Stearns Commercial Mortgage Securities, Inc.,
10,036,209	Series 2004-PWR3-A4	4.72%		02/11/2041	10,088,719
9,184,397	Series 2004-PWR4-A3	5.47%	#	06/11/2041	9,376,842
10,958,940	Series 2004-T14-A4	5.20%	#	01/12/2041	11,057,028
12,500,000	Series 2005-T18-AJ	5.01%	#	02/13/2042	13,034,787
19,225,000	Series 2006-PW14-AM	5.24%		12/11/2038	20,968,236
28,771,000	Series 2007-PW16-AM	5.71%	#	06/11/2040	32,420,155
12,815,000	Series 2007-PW17-AMFL	0.84%	#^	06/11/2050	12,325,589

	Boca Hotel Portfolio Trust,
9,500,000	Series 2013-BOCA-E	3.93%	#^	08/15/2026	9,522,824

	Capital Trust,
2,788,313	Series 2005-3A-A2	5.16%	^	06/25/2035	2,816,196

	CD Commercial Mortgage Trust,
4,065,357	Series 2006-CD2-AAB	5.51%	#	01/15/2046	4,126,486
37,500,000	Series 2006-CD2-AM	5.53%	#	01/15/2046	39,759,694
3,220,957	Series 2007-CD4-ASB	5.28%		12/11/2049	3,337,173
496,270,299	Series 2007-CD5-XP	0.31%	#^ I/O	11/15/2044	1,132,985
77,690,000	Series 2007-CS4-AMFX	5.37%	#	12/11/2049	78,466,628

	CGBAM Commercial Mortgage Trust,
20,000,000	Series 2013-BREH-E	4.53%	#^	05/15/2030	20,327,870

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	17

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Commercial Mortgage Trust,
$14,503,000	Series 2005-C3-AM	4.83%	#	05/15/2043	15,231,602
3,414,131	Series 2006-C4-ASB	5.95%	#	03/15/2049	3,446,679
14,140,000	Series 2007-C6-AM	5.71%	#	12/10/2049	15,736,060
11,250,000	Series 2008-C7-AM	6.13%	#	12/10/2049	12,382,836
304,087,910	Series 2012-GC8-XA	2.24%	#^ I/O	09/10/2045	36,579,951

	COBALT Commercial Mortgage Trust,
7,650,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	7,184,004
22,750,000	Series 2007-C2-AMFX	5.53%	#	04/15/2047	25,181,019

	Commercial Mortgage Pass-Through Certificates,
95,558,039	Series 2002-LC4-XA	2.50%	#^ I/O	12/10/2044	13,185,385
4,700,000	Series 2006-C8-AM	5.35%		12/10/2046	5,160,783
73,744	Series 2007-C9-A2	5.80%	#	12/10/2049	73,738
8,494,191	Series 2007-C9-AJFL	0.86%	#^	12/10/2049	7,490,602
40,368,925	Series 2012-CR2-XA	2.11%	# I/O	08/15/2045	4,635,200
189,401,721	Series 2012-CR3-XA	2.36%	# I/O	11/15/2045	24,502,048
18,574,176	Series 2012-MVP-A	2.12%	#^	11/17/2026	18,621,038
3,500,000	Series 2012-MVP-B	1.79%	#^	11/17/2026	3,476,856
3,200,000	Series 2012-MVP-C	2.34%	#^	11/17/2026	3,207,888
93,558,810	Series 2012-MVP-XACP	1.96%	#^ I/O	12/17/2014	2,125,796
70,506,326	Series 2012-MVP-XBCP	1.58%	#^ I/O	12/17/2014	1,300,842

	Credit Suisse First Boston Mortgage Securities Corporation,
2,795,504	Series 1998-C2-F	6.75%	#^	11/15/2030	2,906,389
782,187	Series 2001-CF2-G	6.93%	^	02/15/2034	769,575
4,882,605	Series 2004-C1-A4	4.75%	#	01/15/2037	4,894,943
7,675,000	Series 2005-C6-AM	5.23%	#	12/15/2040	8,176,131

	Credit Suisse Mortgage Capital Certificates,
4,750,000	Series 2006-C3-AJ	5.99%	#	06/15/2038	4,825,770
2,135,663	Series 2006-C3-AM	5.99%	#	06/15/2038	2,325,499
51,221,320	Series 2006-C5-AM	5.34%		12/15/2039	54,443,218
23,929,706	Series 2006-TF2A-A2	0.35%	#^	10/15/2021	23,835,471
4,845,687	Series 2006-TF2A-KERB	0.63%	#^	09/15/2021	4,745,355
5,963,456	Series 2006-TF2A-SVA1	0.41%	#^	10/15/2021	5,942,903
1,153,445,986	Series 2007-C1-ASP	0.55%	# I/O	02/15/2040	1,854,741
8,000,000	Series 2007-TFLA-B	0.33%	#^	02/15/2022	7,852,152
24,000,000	Series 2007-TFLA-C	0.35%	#^	02/15/2022	23,322,216
3,874,709	Series 2007-TFLA-G	0.55%	#^	02/15/2022	3,697,681
16,900,000	Series 2009-RR2-IQB	5.69%	#^	04/16/2049	18,363,675
8,800,000	Series 2010-RR1-1B	5.69%	#^	04/16/2049	9,503,965
5,150,000	Series 2010-RR2-3B	5.34%	#^	12/15/2043	5,565,149
10,000,000	Series 2010-RR5-2B	5.34%	#^	12/18/2043	10,952,880
15,000,000	Series 2017-3TA-H8	5.95%	#	09/15/2039	15,456,690

	DBRR Trust,
14,554,963	Series 2011-C32-A3B	5.94%	#^	06/17/2049	16,040,493
3,132,419	Series 2012-EZ1-A	0.95%	^	09/25/2045	3,131,166

	DBUBS Mortgage Trust,
201,256,774	Series 2011-LC2A-XA	1.42%	#^ I/O	07/10/2044	12,022,275

	DDR Corporation,
15,622,568	Series 2009-DDR1-A	3.81%	^	10/14/2022	15,994,674

	Del Coronado Trust,
8,000,000	Series 2013-HDC-D	2.13%	#^	03/15/2026	7,933,088
9,550,000	Series 2013-HDC-E	2.83%	#^	03/15/2026	9,388,108
5,500,000	Series 2013-HDMZ-M	5.18%	#^	03/15/2018	5,524,200

	Extended Stay America Trust,
3,500,000	Series 2013-ESFL-DFL	3.32%	#^	12/05/2031	3,529,948
8,000,000	Series 2013-ESH5-A15	1.28%	^	12/05/2031	7,944,000
7,500,000	Series 2013-ESHM-M	7.63%	^	12/05/2019	7,747,737

	Fontainebleau Miami Beach Trust,
13,175,000	Series 2012-FBLU-C	4.27%	^	05/05/2027	13,611,936
5,000,000	Series 2012-FBLU-E	5.25%	^	05/05/2027	5,200,000

	GE Capital Commercial Mortgage Corporation,
7,000,000	Series 2004-C3-B	5.33%	#	07/10/2039	7,188,394
11,781,000	Series 2005-C2-B	5.11%	#	05/10/2043	12,341,740

	GMAC Commercial Mortgage Securities, Inc.,
4,105,237	Series 2004-C3-A4	4.55%		12/10/2041	4,118,265
23,800,000	Series 2006-C1-AJ	5.35%	#	11/10/2045	22,050,664

	Greenwich Capital Commercial Funding Corporation,
3,020,823	Series 2003-C2-B	5.03%		01/05/2036	3,020,342
4,000,000	Series 2003-C2-C	5.07%	#	01/05/2036	4,001,338
4,477,586	Series 2004-FL2A-D	0.49%	#^	11/05/2019	4,388,034
6,500,000	Series 2004-FL2A-G	0.66%	#^	11/05/2019	6,240,000
20,540,000	Series 2005-GG5-AM	5.28%	#	04/10/2037	21,794,296

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Greenwich Capital Commercial Funding Corporation, (Cont.)
$7,000,000	Series 2006-GG7-AM	5.83%	#	07/10/2038	7,664,741
8,350,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	9,115,728
43,194,500	Series 2007-GG9-AM	5.48%		03/10/2039	45,655,096
21,460,000	Series 2007-GG9-AMFX	5.48%		03/10/2039	22,516,841

	GS Mortgage Securities Corporation,
12,100,000	Series 2006-GG6-AJ	5.63%	#	04/10/2038	12,110,896
9,055,000	Series 2006-GG6-AM	5.62%	#	04/10/2038	9,736,588
186,498,710	Series 2006-GG6-XC	0.08%	#^ I/O	04/10/2038	238,532
59,414,000	Series 2006-GG8-AJ	5.62%		11/10/2039	57,107,133
25,000,000	Series 2006-GG8-AM	5.59%		11/10/2039	27,140,150
35,382,540	Series 2011-GC3-X	1.10%	#^ I/O	03/10/2044	1,530,666
116,066,417	Series 2012-GC6-XA	2.17%	#^ I/O	01/10/2045	14,410,922
3,390,878	Series 2012-GCJ7-A1	1.14%		05/10/2045	3,404,343
3,700,000	Series 2013-KYO-A	1.03%	#^	11/08/2029	3,673,491
1,500,000	Series 2013-KYO-D	2.78%	#^	11/08/2029	1,490,987
19,500,000	Series 2013-KYO-E	3.78%	#^	11/08/2029	19,589,632

	JP Morgan Chase Commercial Mortgage Securities Corporation,
806,812	Series 2001-CIB2-C	6.74%	#	04/15/2035	814,961
1,635,323	Series 2003-LN1-D	4.96%	#	10/15/2037	1,634,291
985,581	Series 2004-C3-A4	4.66%		01/15/2042	986,306
716,169	Series 2004-CB8-A1A	4.16%^		01/12/2039	722,394
20,241,981	Series 2004-CBX-A5	4.65%		01/12/2037	20,311,462
22,295,473	Series 2004-CBX-X1	0.68%	#^ I/O	01/12/2037	170,739
4,893,246	Series 2004-LN2-A2	5.12%		07/15/2041	5,002,581
20,580,000	Series 2005-CIBC12-AJ	4.99%	#	09/12/2037	21,459,888
90,844,618	Series 2005-LDP4-X1	0.25%	# ^ I/O	10/15/2042	437,144
9,704,000	Series 2006-LDP7-AM	5.86%	#	04/15/2045	10,678,510
137,788,753	Series 2006-LDP8-X	0.55%	# I/O	05/15/2045	2,016,745
8,477,451	Series 2007-C1-ASB	5.86%		02/15/2051	9,129,197
24,000,000	Series 2007-CB18-AMFX	5.40%		06/12/2047	25,870,140
174,206,906	Series 2007-CB18-X	0.27%	# I/O	06/12/2047	1,567,165
20,000,000	Series 2007-CB20-AM	5.87%	#	02/12/2051	22,558,790
1,261,578,167	Series 2007-CB20-X1	0.15%	#^ I/O	02/12/2051	11,308,787
6,900,000	Series 2007-CIBC18-AM	5.47%	#	06/12/2047	7,559,523
15,000,000	Series 2007-CIBC19-AM	5.71%	#	02/12/2049	16,106,250
34,390,000	Series 2007-LD12-AM	6.00%	#	02/15/2051	37,654,557
11,336,000	Series 2009-RR2-GEB	5.54%	^	12/17/2049	12,179,087
2,117,564	Series 2011-CCHP-A	2.60%	#^	07/15/2028	2,116,773
5,000,000	Series 2011-CCHP-B	3.50%	#^	07/15/2028	5,035,787
3,384,548	Series 2011-PLSD-A1	2.19%	^	11/13/2044	3,440,125
228,847,271	Series 2012-C6-XA	2.17%	# I/O	05/15/2045	24,496,270
480,068,835	Series 2012-C8-XA	2.36%	# I/O	10/15/2045	57,285,414
199,053,422	Series 2012-CBX-XA	2.20%	# I/O	06/15/2045	20,553,261
16,350,000	Series 2012-PHH-A	1.85%	#^	10/15/2025	16,447,062
19,700,000	Series 2012-PHH-B	2.05%	#^	10/15/2025	19,801,278
9,700,000	Series 2012-PHH-C	2.55%	#^	10/15/2025	9,759,291
1,550,000	Series 2012-PHH-E	3.45%	#^	10/15/2025	1,542,828
20,000,000	Series 2013-ALC-A	1.68%	#^	07/17/2026	20,018,040
12,300,000	Series 2013-FL3-A1	0.98%	#^	04/15/2028	12,283,561
8,300,000	Series 2013-FL3-A2	0.88%	#^	04/15/2028	8,267,522

	LB Commercial Mortgage Trust,
7,550,000	Series 2007-C3-AMFL	6.08%	#^	07/15/2044	8,420,568

	LB-UBS Commercial Mortgage Trust,
5,614,000	Series 2004-C7-B	4.84%	#	10/15/2036	5,804,090
4,350,000	Series 2005-C3-AM	4.79%		07/15/2040	4,561,169
20,600,000	Series 2005-C7-AJ	5.32%	#	11/15/2040	21,690,461
159,365,923	Series 2006-C7-XCL	0.33%	#^ I/O	11/15/2038	2,818,147
44,700,000	Series 2007-C1-AJ	5.48%		02/15/2040	44,908,660
38,308,952	Series 2007-C1-AM	5.46%		02/15/2040	41,797,978
46,289,000	Series 2007-C2-AM	5.49%	#	02/15/2040	47,979,567

	Merrill Lynch Mortgage Investors Trust,
177,889,608	Series 1998-C1-IO	0.67%	# I/O	11/15/2026	3,771,882

	Merrill Lynch Mortgage Trust,
3,384,279	Series 2003-KEY1-A4	5.24%	#	11/12/2035	3,380,990
9,760,536	Series 2004-KEY2-A4	4.86%	#	08/12/2039	10,005,228
9,912,000	Series 2006-C2-AJ	5.80%	#	08/12/2043	9,641,606

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
875,119	Series 2006-4-A2FL	0.30%	#	12/12/2049	873,788
42,850,000	Series 2007-5-AM	5.42%		08/12/2048	45,192,931

	Morgan Stanley Capital, Inc.,
80,395	Series 2003-T11-A4	5.15%		06/13/2041	80,348
350,377,012	Series 2006-HQ10-X1	0.51%	#^ I/O	11/12/2041	4,919,644
10,650,000	Series 2006-HQ8-AJ	5.50%	#	03/12/2044	10,770,814
3,400,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	3,602,732

18	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Capital, Inc., (Cont.)
$6,693,119	Series 2007-HQ12-A2FL	0.43%	#	04/12/2049	6,583,840
13,386,237	Series 2007-HQ12- A2FX	5.58%	#	04/12/2049	13,661,117
4,372,000	Series 2007-IQ13-AM	5.41%		03/15/2044	4,693,882
20,710,530	Series 2007-XLF9-J	2.28%	#^	12/15/2020	20,295,470
8,323,770	Series 2008-T29-AAB	6.28%	#	01/11/2043	8,780,237

	Morgan Stanley Re-Remic Trust,
5,022,000	Series 2010-HQ4-AJ	4.97%	^	04/15/2040	5,169,177
48,500,000	Series 2013-AJ-AJA	0.50%	^	12/17/2049	39,285,000

	Multi Security Asset Trust,
2,941,009	Series 2005-RR4A-A3	5.00%	^	11/28/2035	2,911,599

	RREF LLC,
6,702,060	Series 2013-LT2-A	2.83%	^	05/22/2028	6,700,602

	SMA Issuer LLC,
1,504,550	Series 2012-LV1-A	3.50%	^	08/20/2025	1,507,423

	TIAA Seasoned Commercial Mortgage Trust,
16,746,000	Series 2007-C4-AJ	5.55%	#	08/15/2039	18,176,242

	UBS-Barclays Commercial Mortgage Trust,
108,228,804	Series 2012-C3-XA	2.18%	#^ I/O	08/10/2049	13,814,649

	Wachovia Bank Commercial Mortgage Trust,
5,840,000	Series 2005-C22-AM	5.52%	#	12/15/2044	6,219,670
78,550,000	Series 2006-C28-AJ	5.63%	#	10/15/2048	70,817,852
19,500,000	Series 2006-C28-AM	5.60%	#	10/15/2048	21,124,155
10,000,000	Series 2007-30-AMFL	0.38%	#^	12/15/2043	9,209,045
31,858,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	30,567,289
20,516,700	Series 2007-C33-AJ	6.12%	#	02/15/2051	19,835,238
9,250,000	Series 2007-C33-AM	6.12%	#	02/15/2051	10,172,641

	WF-RBS Commercial Mortgage Trust,
88,382,403	Series 2011-C4-XA	0.99%	#^ I/O	06/15/2044	2,811,709
117,894,823	Series 2012-C6-XA	2.65%	#^ I/O	04/15/2045	15,127,321
137,573,424	Series 2012-C8-XA	2.40%	#^ I/O	08/15/2045	16,741,929
54,640,673	Series 2012-C9-XA	2.42%	#^ I/O	11/15/2045	7,038,675

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $2,266,014,912)				2,251,022,702

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 28.7%

	ACE Securities Corporation,
23,791,221	Series 2006-HE1-A2C	0.37%	#	02/25/2036	23,264,864
5,104,130	Series 2006-NC1-A2C	0.38%	#	12/25/2035	5,057,536

	Adjustable Rate Mortgage Trust,
14,765,597	Series 2005-10-3A31	4.97%	#	01/25/2036	13,668,675
6,200,000	Series 2005-2-6M2	1.16%	#	06/25/2035	3,418,240
8,184,068	Series 2005-7-3A1	3.10%	#	10/25/2035	7,272,215
39,109,514	Series 2006-1-2A1	3.15%	#	03/25/2036	30,694,398
37,286,614	Series 2006-2-3A1	3.01%	#	05/25/2036	32,004,704
32,536,906	Series 2007-1-3A1	4.56%	#	03/25/2037	26,425,824
4,948,030	Series 2007-3-1A1	3.80%	#^	11/25/2037	3,445,917

	Aegis Asset Backed Securities Trust,
559,570	Series 2003-2-M2	2.73%	#	11/25/2033	463,019
2,721,388	Series 2004-1-M2	2.21%	#	04/25/2034	2,286,317
705,251	Series 2004-2-M2	2.13%	#	06/25/2034	438,698

	American General Mortgage Loan Trust,
12,000,000	Series 2010-1-A3	5.65%	#^	03/25/2058	12,547,020
12,000,000	Series 2010-1-A4	5.65%	#^	03/25/2058	12,560,628

	American Home Mortgage Investment Trust,
5,694,074	Series 2005-1-7A2	2.37%	#	06/25/2045	5,213,893
13,759,460	Series 2005-4-3A1	0.48%	#	11/25/2045	10,600,660
2,750,684	Series 2006-2-3A4	6.60%	#	06/25/2036	1,591,136
11,309,043	Series 2007-A-13A1	6.10%	#^	01/25/2037	7,518,308

	Amortizing Residential Collateral Trust,
16,484,951	Series 2002-BC7-M1	1.38%	#	10/25/2032	11,943,924

	Argent Securities, Inc.,
495,213	Series 2004-W6-M1	0.73%	#	05/25/2034	483,481

	Asset Backed Securities Corporation Home Equity Loan Trust,
6,604,404	Series 2003-HE6-M1	1.15%	#	11/25/2033	6,118,227
1,144,980	Series 2004-HE3-M2	1.86%	#	06/25/2034	960,827

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Banc of America Alternative Loan Trust,
$6,218,251	Series 2005-10-4A1	5.75%		11/25/2035	6,016,493
6,637,082	Series 2005-5-2CB1	6.00%		06/25/2035	5,828,646
11,478,428	Series 2005-6-2CB2	6.00%		07/25/2035	10,642,729
5,348,184	Series 2005-6-4CB1	6.50%		07/25/2035	4,906,247
3,956,494	Series 2005-8-2CB1	6.00%		09/25/2035	3,687,101
3,396,894	Series 2006-5-CB14	6.00%	#	06/25/2046	2,819,045
6,742,989	Series 2006-6-CB3	6.00%		07/25/2046	5,560,080
20,748,342	Series 2006-7-A4	6.00%	#	10/25/2036	15,449,651
10,199,471	Series 2006-8-1A1	6.32%	# I/F I/O	11/25/2036	1,810,544
3,635,032	Series 2006-8-1A2	0.63%	#	11/25/2036	2,318,852
16,655,421	Series 2006-9-1CB1	6.00%		01/25/2037	13,788,690
2,719,799	Series 2007-2-2A1	6.00%		06/25/2037	2,043,410

	Banc of America Funding Corporation,
21,246,315	Series 2006-2-3A1	6.00%		03/25/2036	21,233,970
641,576	Series 2006-2-4A1	22.25%	# I/F	03/25/2036	906,007
3,388,587	Series 2006-2-6A2	5.50%		03/25/2036	3,396,808
17,693,170	Series 2006-3-1A1	6.00%		03/25/2036	16,786,537
3,687,094	Series 2006-3-6A1	6.30%	#	03/25/2036	3,819,614
19,352,479	Series 2006-6-1A7	6.25%		08/25/2036	18,979,634
3,915,509	Series 2006-7-T2A5	6.04%	#	10/25/2036	3,070,844
18,454,965	Series 2006-7-T2A8	5.91%	#	10/25/2036	14,375,882
3,872,444	Series 2006-8T2-A8	6.10%	#	10/25/2036	3,230,509
2,222,211	Series 2006-B-7A1	5.55%	#	03/20/2036	2,096,785
20,107,316	Series 2006-D-6A1	5.07%	#	05/20/2036	16,830,930
1,999,514	Series 2006-G-2A1	0.40%	#	07/20/2036	1,830,275
959,153	Series 2006-H-3A1	2.87%	#	09/20/2046	751,764
2,581,787	Series 2007-1-TA10	5.84%	#	01/25/2037	1,962,535
3,430,617	Series 2007-3-TA1B	5.83%	#	04/25/2037	2,806,423
4,991,389	Series 2007-5-1A1	5.50%		07/25/2037	4,230,626
6,523,679	Series 2009-R14-3A	16.14%	#^ I/F	06/26/2035	8,302,900
6,107,936	Series 2009-R15A-4A2	5.75%	^	12/26/2036	5,576,392
3,656,597	Series 2010-R1-3A	14.00%	#^ I/F	07/26/2036	3,767,895
162,723,233	Series 2012-R4-A	0.44%	#^	03/04/2039	158,546,681
56,173,076	Series 2012-R5-A	0.44%	#^	10/03/2039	55,072,803

	Banc of America Mortgage Securities, Inc.,
2,684,205	Series 2004-K-4A1	5.29%	#	12/25/2034	2,635,293
11,342,387	Series 2006-1-A9	6.00%		05/25/2036	10,133,561
2,102,903	Series 2007-1-2A5	5.75%		01/25/2037	2,120,781

	BCAP LLC Trust,
6,773,196	Series 2007-AA2-2A7	6.00%		04/25/2037	5,772,111
7,332,912	Series 2007-AA2-2A8	5.75%		04/25/2037	6,163,957
18,000,000	Series 2008-RR3-A1B	6.64%	#	10/25/2036	14,278,921
7,026,471	Series 2010-RR10-5A1	7.54%	#^	04/27/2037	7,935,409
12,713,990	Series 2010-RR12-3A15	6.96%	#^	08/26/2037	13,778,223
3,350,000	Series 2010-RR5-2A3	6.10%	#^	04/26/2037	3,384,833
5,625,549	Series 2011-RR12-2A5	2.40%	#^	12/26/2036	5,659,943
12,349,159	Series 2012-RR1-3A3	3.50%	#^	10/26/2035	12,600,579

	Bear Stearns Adjustable Rate Mortgage Trust,
20,237,754	Series 2005-12-13A1	5.38%	#	02/25/2036	18,796,097
17,205,092	Series 2006-4-4A1	5.34%	#	10/25/2046	15,558,049
16,329,487	Series 2007-1-2A1	2.83%	#	02/25/2047	12,700,161

	Bear Stearns Alt-A Trust,
6,158,114	Series 2004-11-2A3	2.55%	#	11/25/2034	5,941,151
23,454,450	Series 2006-6-2A1	4.58%	#	11/25/2036	16,428,435

	Bear Stearns Asset Backed Securities Trust,
15,013,592	Series 2004-AC4-A2	6.00%	#	08/25/2034	15,560,012
39,377,789	Series 2005-AC2-1A	5.25%	#	04/25/2035	37,592,597
12,470,324	Series 2005-AC2-2A1	5.25%	#	04/25/2035	12,413,945
17,387,373	Series 2005-AC7-A4	5.50%	#	10/25/2035	16,912,585
21,747,570	Series 2006-AC1-1A1	5.75%	#	02/25/2036	17,392,511
2,770,922	Series 2007-SD1-1A2A	6.00%		10/25/2036	2,192,492
1,773,274	Series 2007-SD1-1A3A	6.50%		10/25/2036	1,486,165
7,670,375	Series 2007-SD1-23A1	4.65%	#	10/25/2036	6,122,792

	Belle Haven Ltd.,
1,143,804,311	Series 2006-1A-A1	0.52%	#^	07/05/2046	91,504,345

	Centex Home Equity,
2,750,000	Series 2004-A-AF5	5.43%	#	01/25/2034	2,811,350

	Chase Funding Mortgage Loan Asset-Backed Certificates,
3,107,393	Series 2003-4-2M1	1.08%	#	03/25/2033	2,495,293

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	19

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Chase Mortgage Finance Corporation,
$17,288,098	Series 2005-A1-2A4	2.86%	#	12/25/2035	15,274,156
25,470,601	Series 2006-S2-1A9	6.25%		10/25/2036	23,039,254
14,756,327	Series 2006-S3-1A2	6.00%		11/25/2036	12,621,381
41,557,970	Series 2006-S4-A8	6.00%		12/25/2036	36,506,141
19,097,352	Series 2007-A2-6A4	2.82%	#	07/25/2037	17,123,737
7,125,025	Series 2007-S3-1A5	6.00%		05/25/2037	6,115,794
3,470,892	Series 2007-S3-2A1	5.50%		05/25/2037	3,364,552
8,301,154	Series 2007-S5-1A18	6.00%		07/25/2037	7,433,750

	Chaseflex Trust,
879,270	Series 2006-1-A2A	5.39%	#	06/25/2036	869,401
6,307,419	Series 2006-1-A5	5.39%	#	06/25/2036	6,164,568
9,487,250	Series 2006-2-A2B	0.38%	#	09/25/2036	6,601,305
8,560,819	Series 2007-1-1A1	6.50%		02/25/2037	6,148,886
19,038,659	Series 2007-M1-2F4	5.03%	#	08/25/2037	14,792,657
19,801,897	Series 2007-M1-2F5	5.03%	#	08/25/2037	15,384,154

	Citicorp Mortgage Securities, Inc.,
21,884,955	Series 2005-1-1A4	5.50%		02/25/2035	22,737,888
4,956,979	Series 2006-7-1A1	6.00%		12/25/2036	4,780,156

	Citicorp Residential Mortgage Securities, Inc.,
6,594,000	Series 2006-2-A5	6.04%	#	09/25/2036	6,318,987

	Citigroup Mortgage Loan Trust, Inc.,
5,337,429	Series 2005-5-2A2	5.75%		08/25/2035	4,313,059
2,623,559	Series 2005-9-21A1	5.50%		11/25/2035	2,267,707
6,600,437	Series 2006-FX1-A6	5.85%	#	10/25/2036	5,320,526
3,296,983	Series 2006-WF1-A2D	5.77%	#	03/25/2036	2,250,735
19,181,577	Series 2006-WF2-A2D	5.94%	#	05/25/2036	12,474,815
18,260,682	Series 2007-10-1A1A	5.73%	#	04/25/2037	18,367,598
1,641,722	Series 2007-12-2A1	6.50%	^	10/25/2036	1,272,718
1,546,163	Series 2007-2-2A	6.00%		11/25/2036	1,464,257
46,597,858	Series 2007-9-1A1	5.75%	^	04/25/2047	38,741,813
2,291,012	Series 2007-9-2A2	6.50%	^	05/25/2037	1,702,212
8,134,391	Series 2007-OPX1-A3A	5.97%	#	01/25/2037	5,086,996
78,766,431	Series 2007-WFH3-A2	0.34%	#	06/25/2037	72,898,411
20,000,000	Series 2008-AR4-1A1B	2.91%	#^	11/25/2038	18,190,016
2,621,550	Series 2010-12-3A1	4.00%	^	04/25/2037	2,698,972
2,558,108	Series 2010-2-5A1	5.50%	#^	12/25/2035	2,702,389
205,000,000	Series 2010-8-5A4	9.09%	#^	11/25/2036	175,422,108
20,945,049	Series 2010-8-5A6	4.00%	^	11/25/2036	21,495,293
158,298,912	Series 2010-8-6A4	8.21%	#^	12/25/2036	128,672,764
86,163,095	Series 2010-8-76I2	1.00%	^ I/O	06/25/2037	1,514,665
139,961,122	Series 2010-8-7A4	8.42%	#^	06/25/2037	120,448,344
5,499,329	Series 2011-12-1A1	3.50%	#^	04/25/2036	5,573,905
7,800,117	Series 2011-12-3A1	5.59%	^	09/25/2047	7,802,723

	CitiMortgage Alternative Loan Trust,
10,330,818	Series 2006-A2-A2	6.00%		05/25/2036	8,531,758
9,220,008	Series 2006-A3-1A13	6.00%		07/25/2036	8,183,319
2,943,857	Series 2006-A5-2A1	5.50%		10/25/2021	2,871,645
7,660,530	Series 2006-A5-3A3	6.00%		10/25/2036	5,982,743
10,987,419	Series 2007-A1-1A5	6.00%		01/25/2037	9,293,873
5,357,094	Series 2007-A1-1A7	6.00%		01/25/2037	4,531,378
13,706,812	Series 2007-A1-1A9	5.22%	# I/F I/O	01/25/2037	1,920,667
12,383,048	Series 2007-A3-1A1	6.00%	#	03/25/2037	10,564,127
28,497,360	Series 2007-A3-1A3	5.22%	# I/F I/O	03/25/2037	4,239,025
11,167,504	Series 2007-A3-1A4	5.75%		03/25/2037	9,370,642
19,662,571	Series 2007-A4-1A3	0.51%	#	04/25/2037	13,183,301
19,662,571	Series 2007-A4-1A4	6.49%	# I/F I/O	04/25/2037	4,252,100
2,877,698	Series 2007-A5-1A11	6.00%		05/25/2037	2,466,774
1,416,539	Series 2007-A8-A1	6.00%		10/25/2037	1,254,314

	Countrywide Alternative Loan Trust,
50,331,767	Series 2004-36CB-1A1	6.00%		02/25/2035	47,061,611
11,586,076	Series 2005-20CB-2A1	0.68%	#	07/25/2035	8,559,619
23,654,906	Series 2005-20CB-2A2	4.82%	# I/F I/O	07/25/2035	2,902,954
3,244,606	Series 2005-20CB-4A1	5.25%		07/25/2020	3,180,616
8,201,149	Series 2005-26CB-A11	12.73%	# I/F	07/25/2035	8,225,597
11,225,148	Series 2005-28CB-1A2	0.93%	#	08/25/2035	9,161,988
3,648,443	Series 2005-28CB-3A6	6.00%		08/25/2035	3,044,104
7,528,171	Series 2005-54CB-3A4	5.50%		11/25/2035	6,432,551
1,524,960	Series 2005-60T1-A7	34.62%	# I/F	12/25/2035	2,184,557
2,086,914	Series 2005-64CB-1A14	5.50%		12/25/2035	1,851,212
30,288,950	Series 2005-64CB-1A4	5.50%		12/25/2035	26,868,025
5,287,847	Series 2005-73CB-1A5	0.98%	#	01/25/2036	4,005,560
13,303,130	Series 2005-73CB-1A6	4.52%	# I/F I/O	01/25/2036	1,724,871

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust, (Cont.)
$117,111,782	Series 2005-77T1-1A1	6.00%		02/25/2036	93,816,609
2,963,567	Series 2005-79CB-A5	5.50%		01/25/2036	2,565,044
6,329,247	Series 2005-85CB-2A6	20.98%	# I/F	02/25/2036	7,918,369
3,886,833	Series 2005-86CB-A5	5.50%		02/25/2036	3,294,107
8,292,515	Series 2005-J10-1A11	5.50%		10/25/2035	7,329,513
1,887,182	Series 2005-J10-1A13	0.88%	#	10/25/2035	1,439,237
884,039	Series 2005-J10-1A15	5.50%		10/25/2035	781,377
1,956,042	Series 2005-J11-1A3	5.50%		11/25/2035	1,677,655
2,253,862	Series 2005-J11-6A1	6.50%		09/25/2032	2,203,672
3,600,825	Series 2005-J13-2A5	0.66%	#	11/25/2035	2,715,868
7,201,650	Series 2005-J13-2A6	4.84%	# I/F I/O	11/25/2035	928,077
3,891,000	Series 2005-J1-5A3	5.50%		02/25/2035	3,417,516
5,078,033	Series 2005-J1-7A1	5.50%		01/25/2020	5,019,004
2,906,871	Series 2005-J2-1A5	0.68%	#	04/25/2035	2,417,418
8,944,217	Series 2005-J2-1A6	4.82%	# I/F I/O	04/25/2035	1,217,281
7,943,205	Series 2006-12CB-A3	5.75%	#	05/25/2036	6,277,976
3,758,594	Series 2006-15CB-A1	6.50%		06/25/2036	2,894,509
2,986,207	Series 2006-18CB-A12	0.78%	#	07/25/2036	1,884,912
2,986,207	Series 2006-18CB-A13	5.32%	# I/F I/O	07/25/2036	513,009
15,169,611	Series 2006-19CB-A12	0.58%	#	08/25/2036	10,038,172
20,570,904	Series 2006-19CB-A13	5.42%	# I/F I/O	08/25/2036	3,901,436
3,167,182	Series 2006-19CB-A15	6.00%		08/25/2036	2,582,501
4,702,098	Series 2006-24CB-A11	5.75%		06/25/2036	3,824,165
13,762,465	Series 2006-24CB-A14	6.97%	# I/F I/O	06/25/2036	2,930,160
11,035,705	Series 2006-24CB-A22	6.00%		06/25/2036	9,112,722
11,844,626	Series 2006-24CB-A5	0.78%	#	06/25/2036	7,972,962
4,444,995	Series 2006-26CB-A17	6.25%		09/25/2036	3,461,153
5,705,530	Series 2006-26CB-A9	6.50%		09/25/2036	4,517,741
11,019,922	Series 2006-29T1-1A2	6.25%		10/25/2036	9,463,016
1,505,826	Series 2006-29T1-2A12	44.99%	# I/F	10/25/2036	2,768,266
922,350	Series 2006-29T1-2A23	32.59%	# I/F	10/25/2036	1,334,407
10,372,162	Series 2006-30T1-1A2	6.25%		11/25/2036	8,881,859
6,896,639	Series 2006-32CB-A1	0.85%	#	11/25/2036	4,681,728
11,503,594	Series 2006-32CB-A2	5.15%	# I/F I/O	11/25/2036	1,622,381
4,729,985	Series 2006-36T2-2A1	6.25%		12/25/2036	3,598,312
4,072,958	Series 2006-39CB-1A10	6.00%		01/25/2037	3,263,348
21,558,633	Series 2006-39CB-2A2	6.37%	# I/F I/O	01/25/2037	4,767,799
7,341,732	Series 2006-39CB-2A4	0.63%	#	01/25/2037	2,515,340
6,343,438	Series 2006-40T1-1A11	6.00%		01/25/2037	5,131,981
10,794,374	Series 2006-40T1-1A4	5.27%	# I/F I/O	01/25/2037	1,353,339
8,629,726	Series 2006-45T1-1A4	0.78%	#	02/25/2037	4,826,770
8,629,726	Series 2006-45T1-1A5	5.22%	# I/F I/O	02/25/2037	1,217,598
3,469,330	Series 2006-6CB-1A4	5.50%		05/25/2036	2,851,168
21,633,451	Series 2006-J1-1A3	5.50%		02/25/2036	18,606,001
10,662,326	Series 2006-J1-A10	5.50%		02/25/2036	9,170,208
3,426,025	Series 2006-J4-2A2	6.00%		07/25/2036	2,910,254
2,017,247	Series 2007-11T1-A24	38.83%	# I/F	05/25/2037	3,224,944
21,803,355	Series 2007-16CB-2A1	0.63%	#	08/25/2037	12,329,078
6,313,707	Series 2007-16CB-2A2	53.09%	# I/F	08/25/2037	14,606,944
19,801,599	Series 2007-17CB-1A10	29.08%	# I/F	08/25/2037	28,994,758
3,435,847	Series 2007-18CB-2A25	6.00%		08/25/2037	3,022,446
1,800,113	Series 2007-19-1A10	37.93%	# I/F	08/25/2037	2,794,421
53,062,599	Series 2007-19-2A1	6.50%		08/25/2037	37,103,545
10,250,064	Series 2007-21CB-2A2	27.68%	# I/F	09/25/2037	14,901,754
38,669,543	Series 2007-22-2A16	6.50%		09/25/2037	30,109,962
24,900,630	Series 2007-23CB-A3	0.68%	#	09/25/2037	14,663,209
35,339,157	Series 2007-23CB-A4	6.32%	# I/F I/O	09/25/2037	7,668,473
18,948,132	Series 2007-4CB-2A1	7.00%		03/25/2037	6,433,800
12,897,924	Series 2007-5CB-1A18	5.47%	# I/F I/O	04/25/2037	2,162,124
12,897,924	Series 2007-5CB-1A23	0.73%	#	04/25/2037	8,064,762
888,620	Series 2007-8CB-A12	39.13%	# I/F	05/25/2037	1,529,390
948,588	Series 2007-8CB-A8	39.01%	# I/F	05/25/2037	1,627,630
1,212,550	Series 2007-9T1-1A4	0.68%	#	05/25/2037	704,448
1,212,550	Series 2007-9T1-1A5	5.32%	# I/F I/O	05/25/2037	149,355
33,213,396	Series 2007-9T1-1A6	6.00%		05/25/2037	26,008,547
3,621,044	Series 2007-9T1-2A1	6.00%		05/25/2037	2,804,488
3,404,139	Series 2007-9T1-3A1	5.50%		05/25/2022	2,986,288
12,891,443	Series 2007-HY5R-2A1A	4.98%	#	03/25/2047	12,495,098
11,568,134	Series 2007-HY5R-2A1B	4.98%	#	03/25/2047	9,413,852

	Countrywide Asset-Backed Certificates,
4,380,702	Series 2003-BC6-M1	1.00%	#	11/25/2033	4,250,584
3,135,843	Series 2005-13-AF3	5.16%	#	04/25/2036	2,703,065
2,353,220	Series 2006-2-2A2	0.37%	#	06/25/2036	2,276,127

20	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Home Loans,
$5,415,235	Series 2002-32-2A6	5.00%		01/25/2018	5,587,930
7,880,552	Series 2003-60-4A1	5.42%	#	02/25/2034	7,777,163
7,716,028	Series 2004-R2-1AF1	0.60%	#^	11/25/2034	6,737,288
7,812,172	Series 2004-R2-1AS	5.78%	#^ I/O	11/25/2034	1,240,776
16,123,343	Series 2005-20-A5	5.50%		10/25/2035	15,019,007
11,483,405	Series 2005-20-A8	5.25%		10/25/2035	11,196,900
35,195,629	Series 2005-23-A1	5.50%		11/25/2035	32,678,649
9,298,918	Series 2005-24-A8	5.50%		11/25/2035	8,877,872
2,445,671	Series 2005-27-2A1	5.50%		12/25/2035	2,234,891
5,155,264	Series 2005-28-A7	5.25%		01/25/2019	4,629,448
48,233,240	Series 2005-HYB1-4A1	2.74%	#	03/25/2035	44,918,410
4,685,779	Series 2005-HYB8-1A1	2.56%	#	12/20/2035	3,725,644
10,978,598	Series 2005-J3-2A4	4.50%		09/25/2035	10,387,444
9,700,000	Series 2005-J4-A5	5.50%		11/25/2035	9,458,926
2,302,769	Series 2005-R1-1AF1	0.54%	#^	03/25/2035	2,023,233
2,330,204	Series 2005-R1-1AS	5.78%	#^ I/O	03/25/2035	354,782
6,515,997	Series 2006-20-1A21	6.00%		02/25/2037	5,777,337
4,905,678	Series 2006-J3-A4	5.50%		05/25/2036	4,924,389
56,355,779	Series 2007-11-A1	6.00%		08/25/2037	50,915,248
45,235,749	Series 2007-12-A9	5.75%		08/25/2037	43,285,409
21,322,976	Series 2007-13-A110	6.00%		08/25/2037	19,180,529
2,095,508	Series 2007-15-1A16	6.25%		09/25/2037	1,912,847
9,252,355	Series 2007-15-1A29	6.25%		09/25/2037	8,511,325
2,301,200	Series 2007-18-1A1	6.00%		11/25/2037	2,113,583
7,167,310	Series 2007-3-A1	6.00%		04/25/2037	6,506,663
18,609,848	Series 2007-3-A12	6.00%		04/25/2037	16,894,485
13,473,809	Series 2007-4-1A39	6.00%		05/25/2037	11,733,720
7,290,934	Series 2007-5-A2	5.75%		05/25/2037	6,802,865
28,159,501	Series 2007-7-A1	6.00%		06/25/2037	25,799,228
8,441,257	Series 2007-7-A2	5.75%		06/25/2037	7,633,445
18,464,562	Series 2007-8-1A4	6.00%		01/25/2038	16,370,330
22,498,453	Series 2007-8-1A9	6.00%	#	01/25/2038	19,947,016
4,696,958	Series 2007-9-A11	5.75%		07/25/2037	4,428,898
46,806,519	Series 2007-J1-2A1	6.00%		02/25/2037	40,665,364
1,902,316	Series 2007-J3-A1	0.68%	#	07/25/2037	1,251,663
9,511,579	Series 2007-J3-A2	5.32%	# I/F I/O	07/25/2037	1,480,791

	Credit Suisse First Boston Mortgage Backed Trust,
6,580,438	Series 2006-3-A4B	6.11%	#	11/25/2036	3,820,405
4,469,053	Series 2006-4-A6A	5.68%	#	12/25/2036	2,887,009
14,331,457	Series 2007-1-1A1A	5.90%	#	05/25/2037	8,670,259

	Credit Suisse First Boston Mortgage Securities Corporation,
383,298	Series 2004-AR8-2A1	2.62%	#	09/25/2034	388,422
5,305,489	Series 2005-10-5A4	5.50%		11/25/2035	4,643,030
1,574,815	Series 2005-10-5A5	5.50%		11/25/2035	1,354,920
14,050,848	Series 2005-12-7A1	7.00%		01/25/2036	7,421,517
16,000,000	Series 2005-8-3A10	5.50%		09/25/2035	16,109,968

	Credit Suisse Mortgage Capital Certificates,
6,159,080	Series 2005-1R-2A5	5.75%	^	12/26/2035	5,713,083
34,755,964	Series 2006-1-2A1	6.00%		02/25/2036	25,860,418
5,090,797	Series 2006-2-3A1	6.50%		03/25/2036	3,407,448
6,262,469	Series 2006-2-5A1	0.88%	#	03/25/2036	3,439,129
35,004,320	Series 2006-2-5A2	5.12%	# I/F I/O	03/25/2036	6,637,852
7,291,351	Series 2006-2-5A3	6.25%		03/25/2036	5,653,969
19,733,312	Series 2006-2-5A4	6.00%		03/25/2036	14,963,830
4,002,355	Series 2006-3-4A3	5.50%		04/25/2036	3,733,325
8,667,844	Series 2006-3-4A4	5.50%		04/25/2036	8,078,301
7,681,951	Series 2006-4-1A8	6.00%	#	05/25/2036	5,707,920
30,533,050	Series 2006-4-4A1	7.00%		05/25/2036	15,365,727
24,498,861	Series 2006-4-6A1	6.00%		05/25/2036	22,647,531
22,282,837	Series 2006-6-1A4	6.00%		07/25/2036	17,198,429
15,144,385	Series 2006-6-3A1	7.00%		07/25/2036	5,794,090
837,115	Series 2006-7-3A11	6.00%		08/25/2036	728,323
9,252,873	Series 2006-7-7A5	6.00%		08/25/2036	7,852,793
11,564,194	Series 2006-9-2A1	5.50%		11/25/2036	11,472,472
39,695,982	Series 2006-9-3A1	6.00%		11/25/2036	40,525,251
9,621,886	Series 2006-9-4A1	6.00%		11/25/2036	9,667,561
19,832,481	Series 2006-9-6A14	6.00%		11/25/2036	18,876,437
3,221,890	Series 2006-9-6A15	38.83%	# I/F	11/25/2036	5,673,226
14,149,885	Series 2007-1-1A4	6.13%	#	02/25/2037	8,805,573
20,709,058	Series 2007-1-3A1	6.00%		02/25/2022	17,263,692
13,115,787	Series 2007-1-5A14	6.00%		02/25/2037	11,756,769
336,924	Series 2007-2-2A1	5.00%		03/25/2037	327,344
9,427,437	Series 2007-5-2A5	5.00%		08/25/2037	9,175,889
68,314,868	Series 2007-5-3A19	6.00%		08/25/2037	68,241,635

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse Mortgage Capital Certificates, (Cont.)
$30,788,476	Series 2007-5-3A9	6.00%		08/25/2037	30,268,381
5,125,847	Series 2009-1R-4A2	3.49%	#^	07/20/2035	4,477,584
93,898,000	Series 2010-17R-6A1	4.00%	#^	06/26/2037	80,568,259
3,883,225	Series 2010-1R-5A1	4.94%	#^	01/27/2036	3,939,619
55,338,829	Series 2010-2R-4A17	6.93%	#^	03/26/2037	50,309,791
92,261,821	Series 2010-4R-3A17	7.52%	#^	06/26/2037	83,979,413
45,551,702	Series 2010-4R-8A17	7.52%	#^	06/26/2037	41,462,484
9,638,136	Series 2010-6R-2A6A	6.25%	^	07/26/2037	10,192,461
31,485,212	Series 2010-7R-4A17	7.12%	#^	04/26/2037	28,099,044
50,000,000	Series 2010-9R-2A5	4.00%	^	02/27/2038	48,451,165
24,732,552	Series 2011-16R-6A1	2.44%	#^	09/27/2035	24,728,755

	Credit-Based Asset Servicing and Securitization LLC,
1,057,538	Series 2005-CB6-A4	4.56%	#	07/25/2035	1,075,641
9,750,000	Series 2007-MX1-A3	5.83%	#^	12/25/2036	7,743,323

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
36,407,374	Series 2005-4-A5	5.50%	#	09/25/2035	30,948,525
2,811,552	Series 2005-5-1A6	34.62%	# I/F	11/25/2035	4,193,639
2,697,714	Series 2005-5-2A1	0.38%	#	11/25/2035	1,692,875
8,141,995	Series 2005-5-2A2	5.12%	# I/F I/O	11/25/2035	1,376,852
1,924,528	Series 2006-AB2-A2	6.16%	#	06/25/2036	1,476,873
3,911,877	Series 2006-AB4-A1A	6.01%	#	10/25/2036	2,942,967
3,891,452	Series 2006-AB4-A3	5.90%	#	10/25/2036	2,908,888
5,739,141	Series 2006-AB4-A3A1	5.90%	#	10/25/2036	4,290,180
11,445,314	Series 2006-AB4-A6A1	5.87%	#	10/25/2036	8,538,627
14,083,605	Series 2006-AF1-A3	0.36%	#	04/25/2036	13,779,920
108,752,509	Series 2007-1-1A3A	0.39%	#	08/25/2037	83,543,678
27,040,760	Series 2007-OA5-A1B	0.40%	#	08/25/2047	22,478,145

	Deutsche Mortgage Securities, Inc.,
32,973,989	Series 2006-PR1-3A1	11.87%	#^ I/F	04/15/2036	35,262,054
10,352,775	Series 2006-PR1-4AI1	11.85%	#^ I/F	04/15/2036	11,670,952
16,960,767	Series 2006-PR1-4AI2	14.26%	#^ I/F	04/15/2036	19,384,809
814,877	Series 2006-PR1-5AI1	18.80%	#^ I/F	04/15/2036	1,157,577
7,085,663	Series 2006-PR1-5AI3	12.31%	#^ I/F	04/15/2036	8,529,873
117,321,557	Series 2006-PR1-5AI4	11.87%	#^ I/F	04/15/2036	139,534,869
29,583,363	Series 2009-RS2-4A2	0.31%	#^	04/26/2037	26,863,528

	Ellington Loan Acquisition Trust,
348,957	Series 2007-1-A2A2	0.98%	#^	05/27/2037	348,498

	First Franklin Mortgage Loan Trust,
15,198,071	Series 2006-FF1-2A3	0.42%	#	01/25/2036	14,658,790
21,350,434	Series 2006-FF3-A2B	0.38%	#	02/25/2036	19,560,329

	First Horizon Alternative Mortgage Securities,
19,798,701	Series 2005-AA4-1A1	2.35%	#	05/25/2035	16,760,412
12,064,949	Series 2005-FA5-1A4	5.50%		08/25/2035	11,759,410
18,428,182	Series 2005-FA8-1A4	5.50%		11/25/2035	17,093,594
2,572,150	Series 2005-FA8-2A1	5.00%		11/25/2020	2,635,537
7,425,749	Series 2006-FA1-1A12	6.00%		04/25/2036	6,731,650
717,354	Series 2006-FA1-1A6	0.93%	#	04/25/2036	701,637
5,039,710	Series 2006-FA2-1A5	6.00%		05/25/2036	4,246,566
1,443,753	Series 2006-FA7-A8	6.25%		12/25/2036	1,256,722
6,812,544	Series 2006-FA8-1A5	6.00%		02/25/2037	5,565,140
16,269,124	Series 2006-RE1-A1	5.50%		05/25/2035	15,564,780
2,088,534	Series 2007-FA3-A4	6.00%		06/25/2037	1,694,962
2,295,205	Series 2007-FA4-1A13	6.25%		08/25/2037	1,975,108
3,329,154	Series 2007-FA4-1A5	6.25%		08/25/2037	2,864,860

	First Horizon Asset Securities, Inc.,
13,605,387	Series 2007-1-A3	6.00%		03/25/2037	12,268,032
6,519,407	Series 2007-4-1A1	6.00%		08/25/2037	6,128,021

	GMACM Mortgage Loan Trust,
14,800,723	Series 2005-AR5-3A1	3.62%	#	09/19/2035	13,894,489
23,406,418	Series 2005-J1-A14	5.50%		12/25/2035	23,184,911

	GS Mortgage Securities Corporation,
2,417,472	Series 2008-2R-1A1	7.50%	#^	09/25/2036	1,926,830

	GSAA Home Equity Trust,
1,047,134	Series 2005-12-AF3	5.07%	#	09/25/2035	972,969
27,829,187	Series 2005-7-AF2	4.48%	#	05/25/2035	27,442,779
45,361,000	Series 2005-7-AF3	4.75%	#	05/25/2035	42,787,035
14,204,138	Series 2006-10-AF3	5.98%	#	06/25/2036	7,904,858
10,166,145	Series 2006-10-AF4	6.30%	#	06/25/2036	5,655,203
19,904,284	Series 2006-15-AF4	5.96%	#	09/25/2036	12,095,475
3,292,684	Series 2006-18-AF3A	5.77%	#	11/25/2036	2,004,665
6,895,067	Series 2006-18-AF6	5.68%	#	11/25/2036	3,844,503
11,892,214	Series 2007-10-A1A	6.00%		11/25/2037	10,041,012
5,544,665	Series 2007-10-A2A	6.50%		11/25/2037	4,349,723

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	21

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GSMPS Mortgage Loan Trust,
$22,467,613	Series 2005-RP2-1AF	0.53%	#^	03/25/2035	19,194,891
22,467,613	Series 2005-RP2-1AS	5.06%	#^ I/O	03/25/2035	3,177,595
12,526,494	Series 2005-RP3-1AF	0.53%	#^	09/25/2035	10,480,592
12,526,494	Series 2005-RP3-1AS	4.89%	#^ I/O	09/25/2035	1,878,811
47,840,465	Series 2006-RP1-1AS	4.75%	#^ I/O	01/25/2036	6,904,958
47,840,465	Series 2006-RP1-AF1	0.53%	#^	01/25/2036	39,625,874

	GSR Mortgage Loan Trust,
5,534,971	Series 2005-1F-1A2	5.50%		02/25/2035	5,559,917
11,428,995	Series 2005-1F-3A3	6.00%		01/25/2035	11,440,218
1,995,684	Series 2005-6F-3A5	6.00%		07/25/2035	2,021,075
19,541,510	Series 2005-6F-3A9	6.72%	# I/F I/O	07/25/2035	3,582,193
1,824,304	Series 2005-6F-4A1	0.68%	#	07/25/2035	1,432,082
1,502,665	Series 2005-7F-3A1	0.68%	#	09/25/2035	1,309,686
25,051,756	Series 2005-8F-3A5	6.00%		11/25/2035	23,395,709
7,541,292	Series 2005-8F-4A1	6.00%		11/25/2035	7,214,181
4,200,966	Series 2006-1F-1A2	5.50%		02/25/2036	4,140,813
2,555,663	Series 2006-2F-2A3	5.75%		02/25/2036	2,490,219
8,104,956	Series 2006-2F-3A3	6.00%		02/25/2036	7,377,852
28,632,513	Series 2006-6F-2A3	6.00%		07/25/2036	26,049,946
29,568,889	Series 2006-7F-2A1	6.00%		08/25/2036	26,711,470
14,091,748	Series 2006-7F-3A4	6.25%		08/25/2036	12,076,910
26,068,715	Series 2006-9F-2A1	6.00%		10/25/2036	23,851,571
45,879,695	Series 2006-9F-4A1	6.50%		10/25/2036	40,570,313
522,207	Series 2006-9F-8A1	5.50%		08/25/2021	516,716
50,036,296	Series 2006-OA1-2A1	0.37%	#	08/25/2046	48,416,321
5,121,309	Series 2007-1F-2A2	5.50%		01/25/2037	4,863,262
6,825,386	Series 2007-4F-1A1	5.00%		07/25/2037	6,395,285
83,655,953	Series 2007-4F-3A11	6.00%		07/25/2037	77,914,561

	Harborview Mortgage Loan Trust,
5,046,929	Series 2005-14-3A1A	2.78%	#	12/19/2035	4,242,378
12,549,231	Series 2006-10-2A1A	0.36%	#	11/19/2036	10,196,790

	Home Equity Asset Trust,
2,268,985	Series 2003-3-M1	1.47%	#	08/25/2033	2,096,767
2,947,516	Series 2004-7-M2	1.17%	#	01/25/2035	2,796,556

	Homebanc Mortgage Trust,
3,182,118	Series 2005-1-M2	0.67%	#	03/25/2035	2,229,650
50,816,353	Series 2005-3-A1	0.42%	#	07/25/2035	45,916,539
5,723,976	Series 2006-1-3A1	2.51%	#	04/25/2037	4,544,751

	HSI Asset Loan Obligation Trust,
2,757,010	Series 2006-2-2A1	5.50%		12/25/2021	2,644,459
67,534,336	Series 2007-2-3A6	6.00%		09/25/2037	58,517,016
10,757,478	Series 2007-AR1-3A1	5.39%	#	01/25/2037	8,532,799

	IMPAC Trust,
1,949,182	Series 2002-9F-A1	5.22%	#	12/25/2032	1,984,638

	IndyMac Mortgage Loan Trust,
10,458,073	Series 2006-AR2-4A1	2.74%	#	09/25/2036	8,668,080
44,228,440	Series 2006-AR3-1A1	2.88%	#	12/25/2036	37,534,245
12,860,845	Series 2007-A1-A1	6.00%		08/25/2037	11,145,967
9,415,143	Series 2007-A1-A7	6.00%		08/25/2037	8,159,719
41,252,403	Series 2007-A3-A1	6.25%		11/25/2037	37,274,434
16,377,559	Series 2007-AR3-3A1	5.71%	#	07/25/2037	14,944,114
1,052,651	Series 2007-F2-1A2	6.00%		07/25/2037	869,494
33,149,141	Series 2007-F2-2A1	6.50%		07/25/2037	19,724,501

	Jefferies & Company, Inc.,
8,684,305	Series 2010-R1-1A1	6.00%	#^	03/26/2037	9,267,841
1,694,554	Series 2010-R6-1A2	6.00%	^	09/26/2037	1,720,454

	JP Morgan Alternative Loan Trust,
24,693,928	Series 2005-S1-2A11	6.00%		12/25/2035	21,703,221
7,916,346	Series 2005-S1-2A9	6.00%		12/25/2035	6,956,869
7,918,034	Series 2006-S1-1A8	5.75%		03/25/2036	6,762,025
6,394,569	Series 2006-S2-A4	6.19%	#	05/25/2036	4,404,477
13,219,104	Series 2006-S4-A3A	5.78%	#	12/25/2036	12,079,829

	JP Morgan Mortgage Acquisition Corporation,
16,000,000	Series 2006-CH2-AF3	5.34%	#	10/25/2036	12,235,872
5,673,398	Series 2006-WF1-A5	6.41%	#	07/25/2036	3,384,647
15,000,000	Series 2007-CH1-AF5	5.54%	#	11/25/2036	13,441,185

	JP Morgan Mortgage Trust,
4,069,520	Series 2005-A6-5A1	5.16%	#	08/25/2035	4,040,326
5,536,680	Series 2005-S2-2A13	5.50%		09/25/2035	5,639,056
4,264,685	Series 2006-S2-3A3	6.00%		07/25/2036	3,849,940

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Mortgage Trust, (Cont.)
$13,545,513	Series 2006-S3-1A2	6.00%		08/25/2036	12,238,885
13,553,395	Series 2006-S3-1A21	0.56%	#	08/25/2036	8,298,554
13,553,395	Series 2006-S3-1A22	6.94%	# I/F I/O	08/25/2036	3,393,899
6,311,760	Series 2006-S3-1A9	6.00%		08/25/2036	5,702,915
17,464,862	Series 2006-S4-A8	0.56%	#	01/25/2037	10,901,252
17,464,862	Series 2006-S4-A9	6.44%	# I/F I/O	01/25/2037	3,943,845
4,727,466	Series 2007-A2-2A1	2.77%	#	04/25/2037	3,934,623
21,596,347	Series 2007-S1-2A6	6.00%		03/25/2037	17,928,769
9,480,302	Series 2007-S3-1A1	5.50%		08/25/2037	8,043,316
15,733,553	Series 2007-S3-1A35	6.00%		08/25/2037	13,773,860
2,664,073	Series 2007-S3-1A9	6.00%		08/25/2037	2,335,366
14,507,133	Series 2007-S3-1A96	6.00%		08/25/2037	12,717,171
16,521,292	Series 2007-S3-1A97	6.00%		08/25/2037	14,482,812
7,323,720	Series 2007-S3-2A2	5.50%		08/25/2022	7,255,173

	JP Morgan Resecuritization Trust,
23,495,545	Series 2010-1-1A4	6.00%	^	02/26/2037	16,255,832
19,185,851	Series 2010-2-3A9	6.00%	^	07/26/2036	14,679,427
5,687,912	Series 2010-8-2A3	4.50%	#^	11/26/2034	5,793,959
6,068,192	Series 2012-2-3A3	2.68%	#^	10/26/2036	6,090,384

	Lehman Mortgage Trust,
7,639,887	Series 2005-2-3A5	5.50%		12/25/2035	6,501,483
7,982,096	Series 2005-2-5A5	5.75%		12/25/2035	7,301,295
11,605,678	Series 2005-3-2A1	6.00%		01/25/2036	11,064,876
1,044,197	Series 2005-3-2A3	5.50%		01/25/2036	932,988
5,391,522	Series 2005-3-2A7	6.00%		01/25/2036	4,903,390
3,818,938	Series 2006-1-1A1	0.93%	#	02/25/2036	2,263,202
11,456,814	Series 2006-1-1A2	4.57%	# I/F I/O	02/25/2036	1,702,689
18,194,118	Series 2006-1-3A1	0.93%	#	02/25/2036	14,341,004
18,194,118	Series 2006-1-3A2	4.57%	# I/F I/O	02/25/2036	2,733,011
7,768,826	Series 2006-1-3A4	5.50%		02/25/2036	7,251,469
7,526,083	Series 2006-4-1A3	5.22%	# I/F I/O	08/25/2036	1,161,049
4,783,415	Series 2006-4-1A4	6.00%		08/25/2036	4,102,659
12,134,839	Series 2006-5-2A1	0.53%	#	09/25/2036	5,208,746
25,276,739	Series 2006-5-2A2	6.97%	# I/F I/O	09/25/2036	7,844,611
21,564,136	Series 2006-6-3A9	5.50%		10/25/2036	17,532,397
14,998,076	Series 2006-6-4A5	6.00%		12/25/2036	14,767,623
6,007,053	Series 2006-7-2A2	0.63%	#	11/25/2036	2,672,937
18,233,515	Series 2006-7-2A5	6.37%	# I/F I/O	11/25/2036	3,924,416
5,856,075	Series 2006-9-1A19	29.86%	# I/F	01/25/2037	8,537,440
6,505,429	Series 2006-9-1A5	0.78%	#	01/25/2037	3,288,553
19,323,691	Series 2006-9-1A6	4.97%	# I/F I/O	01/25/2037	3,295,839
7,665,066	Series 2006-9-2A1	0.56%	#	01/25/2037	3,298,412
16,721,455	Series 2006-9-2A2	6.44%	# I/F I/O	01/25/2037	4,207,912
18,494,329	Series 2007-10-2A1	6.50%		01/25/2038	16,634,595
5,360,358	Series 2007-2-1A1	5.75%		02/25/2037	4,000,440
5,032,244	Series 2007-4-2A11	0.51%	#	05/25/2037	1,961,692
18,806,048	Series 2007-4-2A8	6.49%	# I/F I/O	05/25/2037	5,348,910
1,908,930	Series 2007-4-2A9	0.51%	#	05/25/2037	1,005,653
23,401,786	Series 2007-5-11A1	5.65%	#	06/25/2037	16,795,017
13,364,272	Series 2007-5-3A4	5.00%		12/25/2035	12,639,300
3,889,994	Series 2007-5-4A3	39.01%	# I/F	08/25/2036	6,127,787
1,558,500	Series 2007-5-7A3	7.50%		10/25/2036	1,315,539
1,313,407	Series 2007-6-1A8	6.00%		07/25/2037	1,128,294
11,364,894	Series 2008-2-1A6	6.00%		03/25/2038	10,622,232

	Lehman XS Trust,
2,974,130	Series 2005-10-2A3B	5.55%	#	01/25/2036	2,577,884
15,673,794	Series 2005-4-2A3A	5.00%	#	10/25/2035	11,829,686
5,229,951	Series 2006-5-2A4A	5.89%	#	04/25/2036	4,754,591
29,988,267	Series 2007-1-2A1	5.87%	#	02/25/2037	26,499,522

	Long Beach Mortgage Loan Trust,
11,285,942	Series 2006-WL1-2A3	0.42%	#	01/25/2046	10,025,313

	MASTR Adjustable Rate Mortgages Trust,
6,804,997	Series 2005-2-2A1	2.45%	#	03/25/2035	5,313,763
8,022,602	Series 2005-6-5A1	2.58%	#	07/25/2035	6,933,975
31,065,000	Series 2007-1-2A1	2.95%	#	11/25/2036	26,583,656
9,840,586	Series 2007-2-A2	0.29%	#	03/25/2047	9,444,586

	MASTR Alternative Loans Trust,
3,418,132	Series 2005-2-3A1	6.00%		03/25/2035	3,473,583
1,390,728	Series 2005-5-2A3	5.50%		07/25/2025	1,387,834
9,205,902	Series 2005-6-1A5	5.50%		12/25/2035	8,308,456
4,939,213	Series 2006-3-1A2	6.25%		07/25/2036	4,132,990
12,179,052	Series 2007-1-1A5	5.75%		10/25/2036	11,350,816
10,745,059	Series 2007-1-2A7	6.00%		10/25/2036	8,753,194

22	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	MASTR Asset Backed Securities Trust,
$4,975,000	Series 2003-OPT1-M3	4.30%	#	12/25/2032	4,476,480
27,121,627	Series 2006-AM2-A3	0.35%	#	06/25/2036	20,385,103
5,845,897	Series 2006-NC1-A3	0.37%	#	01/25/2036	5,725,544

	MASTR Asset Securitization Trust,
570,919	Series 2003-1-30B2	5.75%		02/25/2033	571,132
852,905	Series 2007-1-1A1	5.50%		11/25/2037	853,995
8,154,643	Series 2007-1-1A3	6.25%		11/25/2037	7,183,792

	MASTR Seasoned Securitization Trust,
1,604,576	Series 2005-2-1A4	6.00%		10/25/2032	1,518,831
2,649,512	Series 2005-2-2A1	0.58%	#	10/25/2032	2,313,996

	Merrill Lynch Mortgage Investors Trust,
14,146,717	Series 2006-3-1A	2.37%	#	10/25/2036	13,486,490
5,230,438	Series 2006-F1-1A2	6.00%		04/25/2036	4,930,566

	Morgan Stanley Capital, Inc.,
1,592,746	Series 2003-NC6-M2	3.10%	#	06/25/2033	1,399,378

	Morgan Stanley Mortgage Loan Trust,
4,149,244	Series 2005-10-1A1	0.88%	#	12/25/2035	3,132,330
10,395,725	Series 2005-10-1A6	5.75%		12/25/2035	9,811,236
11,593,781	Series 2005-10-2A1	5.55%	#	12/25/2035	11,403,515
1,671,061	Series 2005-6AR-1A1	0.46%	#	11/25/2035	1,581,815
7,323,724	Series 2006-11-1A6	6.23%	#	08/25/2036	3,704,625
19,341,019	Series 2006-11-2A1	6.00%		08/25/2036	15,384,813
10,428,820	Series 2006-17XS-A3A	5.65%	#	10/25/2046	7,104,977
3,186,502	Series 2006-17XS-A6	5.58%	#	10/25/2046	1,935,625
1,184,126	Series 2006-2-2A3	5.75%		02/25/2036	1,101,477
61,127,957	Series 2006-7-3A	5.48%	#	06/25/2036	51,610,700
4,974,362	Series 2006-7-4A4	6.00%		06/25/2036	4,158,944
5,035,218	Series 2006-7-4A7	6.00%		06/25/2036	4,209,825
6,957,067	Series 2007-13-6A1	6.00%		10/25/2037	5,408,973
26,285,206	Series 2007-14AR-2A3	2.41%	#	10/25/2037	20,973,360
4,985,555	Series 2007-1XS-2A3	5.92%	#	09/25/2046	3,081,292
3,712,110	Series 2007-1XS-2A4A	6.08%	#	09/25/2046	2,493,480
2,521,582	Series 2007-3XS-1A2A	5.62%	#	01/25/2047	2,351,269
11,147,144	Series 2007-3XS-2A3S	5.86%	#	01/25/2047	7,698,942
6,520,027	Series 2007-3XS-2A4S	5.96%	#	01/25/2047	4,502,770

	Morgan Stanley Re-Remic Trust,
3,429,329	Series 2010-R9-1A	4.00%	#^	08/26/2036	3,493,316
7,554,465	Series 2010-R9-1B	6.93%	#^	08/26/2036	5,788,259
62,246,022	Series 2010-R9-3C	6.99%	#^	11/26/2036	50,373,533
8,534,084	Series 2011-R1-1A	5.94%	#^	02/26/2037	9,170,137

	MSCC Heloc Trust,
39,048,036	Series 2007-1-A	0.28%	#	12/25/2031	35,467,253

	New York Mortgage Trust,
1,743,792	Series 2005-2-A	0.51%	#	08/25/2035	1,650,464

	Newcastle Mortgage Securities Trust,
32,052,919	Series 2006-1-A3	0.36%	#	03/25/2036	31,674,022

	Nomura Asset Acceptance Corporation,
1,705,753	Series 2005-AP1-2A5	4.86%	#	02/25/2035	1,702,294
20,611,064	Series 2006-AF1-1A2	6.16%	#	05/25/2036	12,133,940
4,188,536	Series 2006-AF1-1A3	6.41%	#	05/25/2036	2,476,820
20,141,135	Series 2006-AP1-A2	5.52%	#	01/25/2036	14,301,757
4,371,487	Series 2006-AP1-A3	5.65%	#	01/25/2036	3,131,716
2,216,997	Series 2006-WF1-A2	5.76%	#	06/25/2036	1,398,916

	Nomura Home Equity Loan, Inc.,
21,990,546	Series 2006-AF1-A2	5.80%	#	10/25/2036	11,421,538
4,035,188	Series 2007-1-1A1	6.06%	#	02/25/2037	2,477,460
20,112,309	Series 2007-1-1A3	5.99%	#	02/25/2037	12,299,622

	Option One Mortgage Loan Trust,
1,155,377	Series 2002-2-A	0.72%	#	06/25/2032	1,059,760
1,770,692	Series 2004-3-M3	1.15%	#	11/25/2034	1,634,115

	PFCA Home Equity Investment Trust,
70,010,509	Series 2003-IFC5-A	4.12%	#^	01/22/2035	66,639,027
67,934,728	Series 2003-IFC6-A	3.89%	#^	04/22/2035	62,557,721

	PHH Alternative Mortgage Trust,
1,933,956	Series 2007-2-3A1	6.00%		05/25/2037	1,582,896
36,143,299	Series 2007-3-A2	0.37%	#	07/25/2037	30,856,221

	Popular ABS Mortgage Pass-Through Trust,
1,183,723	Series 2005-5-AF6	4.90%	#	11/25/2035	1,166,803

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Prime Mortgage Trust,
$1,851,062	Series 2006-1-2A5	6.00%		06/25/2036	1,813,462
4,893,308	Series 2006-DR1-2A1	5.50%	^	05/25/2035	4,697,251
7,485,335	Series 2006-DR1-2A2	6.00%	^	05/25/2035	7,518,398

	RAAC Series,
5,929,230	Series 2007-SP2-A1	0.38%	#	06/25/2047	5,885,105

	RBSGC Structured Trust,
60,841,651	Series 2008-B-A1	6.00%	^	06/25/2037	55,617,331

	Renaissance Home Equity Loan Trust,
1,807,820	Series 2006-1-AF6	5.75%	#	05/25/2036	1,335,601
11,105,487	Series 2006-4-AF4	5.47%	#	01/25/2037	6,290,026
21,868,965	Series 2006-4-AF5	5.69%	#	01/25/2037	12,852,762
18,336,238	Series 2007-2-AF2	5.68%	#	06/25/2037	9,853,601
9,916,840	Series 2007-2-AF5	6.20%	#	06/25/2037	5,831,063

	Residential Accredit Loans, Inc.,
11,084,808	Series 2004-QS15-A1	5.25%		11/25/2034	11,420,822
1,157,673	Series 2005-QS12-A11	49.18%	# I/F	08/25/2035	2,362,474
5,405,077	Series 2005-QS13-1A6	5.50%		09/25/2035	4,626,724
9,069,279	Series 2005-QS13-2A1	0.88%	#	09/25/2035	6,186,101
37,184,044	Series 2005-QS13-2A2	4.87%	# I/F I/O	09/25/2035	4,689,150
15,628,035	Series 2005-QS14-2A1	6.00%		09/25/2035	12,852,746
7,748,112	Series 2005-QS15-2A	6.00%		10/25/2035	5,841,294
8,373,380	Series 2005-QS15-3A	6.00%		10/25/2035	7,093,793
9,088,251	Series 2005-QS16-A1	0.88%	#	11/25/2035	6,725,651
9,086,680	Series 2005-QS16-A2	4.62%	# I/F I/O	11/25/2035	1,253,667
4,194,183	Series 2005-QS17-A1	6.00%		12/25/2035	3,471,953
2,906,353	Series 2005-QS17-A10	6.00%		12/25/2035	2,405,832
12,155,628	Series 2005-QS17-A11	6.00%		12/25/2035	10,062,234
8,639,837	Series 2005-QS17-A2	1.03%	#	12/25/2035	6,010,035
8,639,837	Series 2005-QS17-A4	4.97%	# I/F I/O	12/25/2035	1,074,403
6,951,881	Series 2005-QS17-A6	6.00%		12/25/2035	5,754,656
4,720,902	Series 2005-QS1-A5	5.50%		01/25/2035	4,683,066
3,688,017	Series 2005-QS5-A3	5.70%		04/25/2035	3,422,292
3,365,446	Series 2005-QS9-A1	0.68%	#	06/25/2035	2,792,179
8,370,390	Series 2005-QS9-A4	4.82%	# I/F I/O	06/25/2035	1,295,251
3,423,809	Series 2006-QS10-A4	5.75%		08/25/2036	2,635,918
3,589,774	Series 2006-QS12-1A1	6.50%		09/25/2036	2,573,405
8,783,810	Series 2006-QS12-2A18	5.75%		09/25/2036	7,056,122
13,712,994	Series 2006-QS14-A18	6.25%		11/25/2036	11,099,023
7,374,758	Series 2006-QS15-A1	6.50%		10/25/2036	5,730,010
2,697,902	Series 2006-QS16-A10	6.00%		11/25/2036	2,059,851
9,593,310	Series 2006-QS16-A11	6.00%		11/25/2036	7,324,464
2,800,394	Series 2006-QS16-A7	6.00%		11/25/2036	2,138,093
3,026,157	Series 2006-QS16-A8	6.00%		11/25/2036	2,310,462
1,197,507	Series 2006-QS16-A9	6.00%		11/25/2036	914,293
6,462,198	Series 2006-QS17-A4	6.00%		12/25/2036	4,916,175
35,901,174	Series 2006-QS17-A5	6.00%		12/25/2036	27,312,141
3,765,526	Series 2006-QS1-A6	41.49%	# I/F	01/25/2036	6,364,312
25,503,828	Series 2006-QS3-1A11	6.00%		03/25/2036	21,932,961
5,407,135	Series 2006-QS4-A8	8.00%	# I/F	04/25/2036	4,843,928
16,096,071	Series 2006-QS5-A3	6.00%		05/25/2036	13,283,444
20,709,167	Series 2006-QS8-A1	6.00%		08/25/2036	15,759,739
35,912,720	Series 2006-QS8-A5	5.37%	# I/F I/O	08/25/2036	4,939,543
12,475,259	Series 2006-QS9-1A6	5.12%	# I/F I/O	07/25/2036	2,036,505
11,022,565	Series 2007-QS11-A1	7.00%		10/25/2037	9,009,536
37,360,197	Series 2007-QS1-1A2	5.27%	# I/F I/O	01/25/2037	5,097,351
3,760,700	Series 2007-QS1-1A4	6.00%		01/25/2037	3,031,812
9,463,842	Series 2007-QS1-2A10	6.00%		01/25/2037	7,599,796
1,651,893	Series 2007-QS2-A6	6.25%		01/25/2037	1,255,038
61,443,696	Series 2007-QS3-A1	6.50%		02/25/2037	49,313,973
9,797,580	Series 2007-QS3-A4	6.25%		02/25/2037	7,732,280
7,307,184	Series 2007-QS5-A1	5.50%		03/25/2037	5,688,087
3,014,511	Series 2007-QS5-A5	0.48%	#	03/25/2037	1,720,731
10,011,881	Series 2007-QS5-A8	6.52%	# I/F I/O	03/25/2037	1,960,211
8,131,503	Series 2007-QS6-A102	5.75%		04/25/2037	6,492,728
2,614,515	Series 2007-QS6-A13	53.51%	# I/F	04/25/2037	5,508,623
11,643,674	Series 2007-QS6-A45	5.75%		04/25/2037	9,297,078
18,556,419	Series 2007-QS6-A6	6.25%		04/25/2037	15,277,741
1,281,633	Series 2007-QS6-A77	54.34%	# I/F	04/25/2037	2,751,008
13,576,332	Series 2007-QS7-2A1	6.75%		06/25/2037	8,762,287
58,526,790	Series 2007-QS9-A33	6.50%		07/25/2037	44,262,407

	Residential Asset Mortgage Products, Inc.,
12,300,000	Series 2006-RZ3-A3	0.47%	#	08/25/2036	10,276,318
451,432	Series 2004-RS4-AI6	5.07%	#	04/25/2034	466,461

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	23

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Asset Mortgage Products, Inc., (Cont.)
$2,552,096	Series 2004-RS5-AI6	5.55%	#	05/25/2034	2,524,464
9,440,234	Series 2004-RS7-A3	2.60%	#	07/25/2034	8,253,342
4,891,205	Series 2004-RS7-AI6	5.22%	#	07/25/2034	4,745,202
1,060,312	Series 2004-RS9-AI4	4.77%	#	10/25/2032	1,045,510
1,423,970	Series 2004-RS9-AI6	4.72%	#	07/25/2034	1,321,849
3,273,399	Series 2004-RZ2-AI4	5.35%	#	02/25/2033	3,147,871
7,550,000	Series 2005-RS1-AI5	5.41%	#	01/25/2035	6,937,431
7,268,829	Series 2006-RS5-A3	0.35%	#	09/25/2036	6,856,025
12,760,000	Series 2006-RX5-A3	0.43%	#	08/25/2046	10,835,907

	Residential Asset Securities Corporation,
609,095	Series 2002-KS1-AI6	6.08%	#	06/25/2032	582,655
3,149,588	Series 2003-KS11-MI1	5.13%	#	01/25/2034	3,033,779
4,825,754	Series 2005-AHL3-A2	0.42%	#	11/25/2035	4,682,451
21,979,860	Series 2006-EMX5-A3	0.34%	#	07/25/2036	17,795,400
1,513,929	Series 2006-KS4-A3	0.33%	#	06/25/2036	1,492,968

	Residential Asset Securitization Trust,
9,417,668	Series 2005-A11-2A4	6.00%		10/25/2035	7,501,738
6,949,035	Series 2005-A12-A7	4.82%	# I/F I/O	11/25/2035	1,006,036
5,463,952	Series 2005-A12-A8	0.73%	#	11/25/2035	4,034,456
20,810,081	Series 2005-A15-5A3	5.75%		02/25/2036	16,953,348
4,431,080	Series 2005-A7-A3	5.50%		06/25/2035	4,052,480
9,484,990	Series 2005-A8CB-A11	6.00%		07/25/2035	8,484,902
9,658,081	Series 2005-A8CB-A2	4.82%	# I/F I/O	07/25/2035	1,301,055
8,545,019	Series 2006-A10-A5	6.50%		09/25/2036	6,045,328
1,592,359	Series 2006-A1-1A3	6.00%		04/25/2036	1,297,840
12,110,692	Series 2006-A12-A1	6.25%		11/25/2036	9,331,943
12,674,778	Series 2006-A13-A1	6.25%		12/25/2036	9,248,799
25,890,021	Series 2006-A1-3A2	6.00%		04/25/2036	21,424,562
20,627,149	Series 2006-A14C-2A6	0.63%	#	12/25/2036	7,459,076
45,521,023	Series 2006-A14C-2A7	6.37%	# I/F I/O	12/25/2036	13,842,784
12,425,414	Series 2006-A2-A11	6.00%		01/25/2046	9,504,808
1,513,314	Series 2006-A4-2A5	6.00%		05/25/2036	1,308,650
7,041,570	Series 2006-A8-1A1	6.00%		08/25/2036	6,260,864
10,127,129	Series 2006-R1-A1	27.68%	# I/F	01/25/2046	14,561,953
62,658,304	Series 2007-A2-1A2	6.00%		04/25/2037	55,519,142
1,664,487	Series 2007-A3-1A2	45.01%	# I/F	04/25/2037	3,204,132
29,053,645	Series 2007-A5-1A4	5.92%	# I/F I/O	05/25/2037	5,778,378
7,503,007	Series 2007-A5-1A6	0.58%	#	05/25/2037	2,230,145
15,269,585	Series 2007-A5-2A3	6.00%		05/25/2037	13,385,059
6,691,879	Series 2007-A5-2A5	6.00%		05/25/2037	5,865,988
24,847,207	Series 2007-A6-1A2	6.00%		06/25/2037	21,664,429
14,369,637	Series 2007-A7-A1	6.00%		07/25/2037	11,359,931
28,005,641	Series 2007-A7-A6	6.00%		07/25/2037	22,139,887

	Residential Funding Mortgage Securities Trust,
7,102,329	Series 2003-S16-A1	4.75%		09/25/2018	7,114,304
8,335,183	Series 2005-S9-A10	6.25%		12/25/2035	8,030,932
21,381,693	Series 2005-S9-A6	5.75%		12/25/2035	21,452,167
1,589,133	Series 2005-S9-A8	5.50%		12/25/2035	1,571,421
27,927,322	Series 2006-S10-1A1	6.00%		10/25/2036	25,575,087
20,761,363	Series 2006-S11-A1	6.00%		11/25/2036	19,023,035
8,702,742	Series 2006-S5-A12	6.00%		06/25/2036	8,033,850
595,826	Series 2006-S5-A15	6.00%		06/25/2036	550,031
14,026,622	Series 2006-S9-A1	6.25%		09/25/2036	12,865,653
11,531,175	Series 2007-S1-A7	6.00%		01/25/2037	10,222,594
9,798,268	Series 2007-S2-A1	6.00%		02/25/2037	8,749,246
11,038,828	Series 2007-S2-A4	6.00%		02/25/2037	9,856,989
20,608,229	Series 2007-S2-A5	6.00%		02/25/2037	18,401,871
3,220,379	Series 2007-S2-A9	6.00%		02/25/2037	2,875,599
9,028,959	Series 2007-S3-1A4	6.00%		03/25/2037	8,581,755
2,985,427	Series 2007-S4-A1	6.00%		04/25/2037	2,618,023
7,969,520	Series 2007-S4-A2	6.00%		04/25/2037	6,988,743
66,631,228	Series 2007-S5-A1	6.00%		05/25/2037	59,922,196
10,975,705	Series 2007-S6-2A4	6.00%		06/25/2037	9,817,779
48,442,682	Series 2007-S7-A20	6.00%		07/25/2037	43,471,348
21,763,251	Series 2007-S8-1A1	6.00%		09/25/2037	19,146,133
8,310,616	Series 2007-SA1-4A	5.99%	#	02/25/2037	7,706,700
20,816,736	Series 2007-SA2-2A1	3.21%	#	04/25/2037	17,664,686

	Saxon Asset Securities Trust,
72,440,000	Series 2006-3-A3	0.35%	#	10/25/2046	54,298,489

	Sequoia Mortgage Trust,
415,454	Series 2003-4-2A1	0.53%	#	07/20/2033	410,729

	Soundview Home Equity Loan Trust,
31,177,755	Series 2007-NS1-A2	0.33%	#	01/25/2037	29,352,734

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	STARM Mortgage Loan Trust,
$29,196,937	Series 2007-2-1A1	2.99%	#	04/25/2037	24,003,882
15,873,071	Series 2007-3-1A1	2.83%	#	06/25/2037	14,096,604

	Structured Adjustable Rate Mortgage Loan Trust,
18,153,741	Series 2004-12-8A	4.65%	#	09/25/2034	17,881,581
5,436,473	Series 2006-1-8A1	5.54%	#	02/25/2036	4,426,398

	Structured Asset Securities Corporation,
345,775	Series 2003-18XS-A6	4.54%	#	06/25/2033	344,073
5,961,740	Series 2003-24A-1A3	2.47%	#	07/25/2033	5,862,578
18,512,933	Series 2003-35-1A1	5.24%	#	12/25/2033	19,045,439
10,085,251	Series 2004-11XS-2A2	5.16%	#	06/25/2034	10,870,816
4,499,599	Series 2004-15-2A1	4.75%		09/25/2019	4,576,893
19,787,073	Series 2004-22-A2	5.23%	#	01/25/2035	19,565,487
42,078,775	Series 2005-10-1A1	5.75%		06/25/2035	41,232,445
7,983,355	Series 2005-10-6A1	5.00%		06/25/2020	8,396,214
10,558,164	Series 2005-13-3A1	6.00%		09/25/2035	9,263,859
4,386,656	Series 2005-14-1A1	0.48%	#	07/25/2035	3,951,486
915,370	Series 2005-14-1A4	23.73%	# I/F	07/25/2035	1,132,230
66,127,371	Series 2005-14-4A1	5.75%		07/25/2035	64,704,144
6,978,234	Series 2005-15-1A1	5.50%		08/25/2035	7,155,868
14,013,000	Series 2005-15-2A7	5.50%		08/25/2035	13,489,460
23,693,639	Series 2005-15-3A1	5.13%	#	08/25/2035	23,851,652
14,243,035	Series 2005-16-1A2	5.50%		09/25/2035	14,171,264
12,500,000	Series 2005-3-1A6	5.75%		03/25/2035	11,732,438
5,226,401	Series 2005-6-4A1	5.00%		05/25/2035	5,294,642

	Suntrust Alternative Loan Trust,
1,943,225	Series 2005-1F-2A3	5.75%		12/25/2035	1,874,894
3,323,184	Series 2006-1F-1A3	6.00%		04/25/2036	2,751,726

	Thornburg Mortgage Securities Trust,
1,969,562	Series 2003-6-A2	1.18%	#	12/25/2033	1,826,658
16,824,070	Series 2004-4-5A	4.82%	#	12/25/2044	16,291,235
29,372,952	Series 2007-1-A1	1.98%	#	03/25/2037	26,101,510
8,069,376	Series 2007-1-A2A	5.80%	#	03/25/2037	6,916,335

	Washington Mutual Mortgage Pass-Through Certificates,
11,562,114	Series 2005-1-2A	6.00%		03/25/2035	10,673,820
6,294,386	Series 2005-4-5A1	5.50%		06/25/2035	6,001,571
2,281,987	Series 2005-5-CB12	48.63%	# I/F	07/25/2035	4,096,936
7,389,634	Series 2005-5-CB6	0.78%	#	07/25/2035	6,024,599
2,430,017	Series 2005-6-2A7	5.50%		08/25/2035	2,247,657
2,387,595	Series 2005-7-3CB	6.50%		08/25/2035	1,858,738
6,218,069	Series 2005-9-CX	5.50%	I/O	11/25/2035	1,539,292
10,360,606	Series 2006-1-3A1	5.75%		02/25/2036	8,776,055
5,239,470	Series 2006-1-3A2	5.75%		02/25/2036	4,438,161
4,452,169	Series 2006-1-3A7	5.75%		02/25/2036	3,771,241
5,127,926	Series 2006-5-1A8	5.75%		07/25/2036	3,908,347
9,468,799	Series 2006-5-2CB1	6.00%		07/25/2036	6,945,903
17,199,323	Series 2006-5-2CB6	6.00%		07/25/2036	12,616,684
9,173,308	Series 2006-5-3A5	6.45%	#	07/25/2036	4,729,895
5,928,673	Series 2006-9-A7	5.65%	#	10/25/2036	4,201,479
20,921,403	Series 2006-AR10-1A1	2.38%	#	09/25/2036	17,969,686
29,674,258	Series 2006-AR15-1A	0.99%	#	11/25/2046	24,182,384
3,165,075	Series 2006-AR6-2A3	4.90%	#	08/25/2036	2,807,421
20,404,662	Series 2007-3-A3	6.00%		04/25/2037	17,249,693
19,616,432	Series 2007-4-1A1	5.50%		06/25/2037	19,165,017
861,042	Series 2007-5-A11	38.41%	# I/F	06/25/2037	1,501,048
21,526,052	Series 2007-5-A6	6.00%		06/25/2037	17,815,413
41,737,261	Series 2007-HY3-4A1	2.54%	#	03/25/2037	39,108,314
38,064,025	Series 2007-HY5-1A1	2.17%	#	05/25/2037	32,723,414
34,298,827	Series 2007-HY6-2A3	4.84%	#	06/25/2037	30,069,713

	Wells Fargo Alternative Loan Trust,
4,282,940	Series 2007-PA1-A10	6.00%		03/25/2037	3,621,312
18,805,446	Series 2007-PA1-A3	6.00%		03/25/2037	15,900,381
16,214,409	Series 2007-PA1-A5	6.00%		03/25/2037	13,709,607
26,574,603	Series 2007-PA1-A6	6.00%		03/25/2037	22,469,359
127,841,478	Series 2007-PA2-1A1	6.00%		06/25/2037	116,023,428
17,526,835	Series 2007-PA2-3A1	0.53%	#	06/25/2037	11,167,556
25,819,741	Series 2007-PA2-3A2	6.47%	# I/F I/O	06/25/2037	5,162,528
1,869,419	Series 2007-PA3-1A4	5.75%		07/25/2037	1,684,913
8,630,593	Series 2007-PA3-2A1	6.00%		07/25/2037	8,059,524
17,969,130	Series 2007-PA3-2A4	6.00%		07/25/2037	16,752,117
27,490,093	Series 2007-PA3-3A1	6.25%		07/25/2037	24,479,598
17,416,324	Series 2007-PA3-4A3	6.50%		07/25/2037	13,672,145
232,321,337	Series 2007-PA5-1A1	6.25%		11/25/2037	212,926,455
2,496,729	Series 2007-PA5-2A1	6.00%		11/25/2022	2,602,324

24	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Mortgage Backed Securities Trust,
$34,401,238	Series 2004-Y-3A3	2.70%	#	11/25/2034	35,326,596
33,966,366	Series 2005-12-1A5	5.50%		11/25/2035	34,184,022
84,662,647	Series 2005-17-1A1	5.50%		01/25/2036	85,449,163
733,092	Series 2005-4-A7	23.18%	# I/F	04/25/2035	863,768
7,009,925	Series 2005-8-A1	5.50%		10/25/2035	7,125,371
5,472,189	Series 2005-AR16-6A4	2.63%	#	10/25/2035	3,950,280
15,153,539	Series 2006-12-A3	6.00%		10/25/2036	14,894,990
18,182,893	Series 2006-14-A1	6.00%		10/25/2036	17,478,678
21,856,953	Series 2006-15-A1	6.00%		11/25/2036	20,681,158
9,787,789	Series 2006-16-A2	5.00%		11/25/2036	10,003,213
222,508	Series 2006-2-1A4	18.90%	# I/F	03/25/2036	308,322
10,899,234	Series 2006-2-3A1	5.75%		03/25/2036	10,809,260
38,223,061	Series 2006-3-A11	5.50%		03/25/2036	39,038,703
5,904,829	Series 2006-3-A6	5.50%		03/25/2036	5,786,969
849,374	Series 2006-4-1A8	5.75%		04/25/2036	849,325
742,238	Series 2006-4-2A2	5.50%		04/25/2036	722,713
10,999,839	Series 2006-6-2A1	0.58%	#	05/25/2036	8,134,480
10,999,839	Series 2006-6-2A2	6.92%	# I/F I/O	05/25/2036	2,408,475
5,292,578	Series 2006-9-2A1	0.00%	P/O	08/25/2036	2,809,845
5,292,578	Series 2006-9-2A2	6.00%	I/O	08/25/2036	1,188,263
23,235,694	Series 2006-AR12-1A1	2.74%	#	09/25/2036	21,131,980
11,891,796	Series 2006-AR13-A2	2.61%	#	09/25/2036	10,940,060
13,950,845	Series 2006-AR4-2A1	5.59%	#	04/25/2036	13,460,947
4,825,909	Series 2007-10-1A18	6.00%		07/25/2037	4,710,418
7,946,363	Series 2007-10-2A11	6.00%		07/25/2037	7,481,572
4,976,607	Series 2007-11-A14	6.00%		08/25/2037	4,788,917
9,932,790	Series 2007-11-A36	6.00%		08/25/2037	9,558,180
7,059,089	Series 2007-11-A96	6.00%		08/25/2037	6,792,739
90,871,088	Series 2007-14-1A1	6.00%		10/25/2037	91,187,047
54,058,617	Series 2007-2-1A1	6.00%		03/25/2037	50,763,745
3,128,539	Series 2007-2-1A18	5.75%		03/25/2037	2,909,801
7,046,297	Series 2007-2-1A9	6.00%		03/25/2037	6,616,826
5,111,782	Series 2007-2-3A2	5.25%		03/25/2037	5,266,639
5,078,365	Series 2007-3-1A3	6.00%		04/25/2037	4,871,073
5,435,635	Series 2007-4-A11	6.50%		04/25/2037	5,363,134
20,886,262	Series 2007-4-A15	6.00%		04/25/2037	20,203,208
12,316,050	Series 2007-4-A3	6.00%		04/25/2037	11,913,273
12,989,972	Series 2007-4-A8	6.00%		04/25/2037	12,565,154
3,938,452	Series 2007-5-1A6	23.73%	# I/F	05/25/2037	5,213,278
16,092,071	Series 2007-6-A4	6.00%		05/25/2037	15,483,477
7,689,575	Series 2007-6-A6	6.00%		05/25/2037	7,398,759
24,815,911	Series 2007-7-A1	6.00%		06/25/2037	23,417,882
1,725,898	Series 2007-7-A32	5.75%		06/25/2037	1,614,307
55,883,605	Series 2007-7-A34	6.00%		06/25/2037	52,735,346
14,863,883	Series 2007-7-A36	6.00%		06/25/2037	14,263,434
5,147,515	Series 2007-7-A43	0.68%	#	06/25/2037	4,191,421
14,062,902	Series 2007-7-A49	6.00%		06/25/2037	13,270,654
5,953,489	Series 2007-7-A8	0.68%	#	06/25/2037	4,847,694
2,685,723	Series 2007-7-A9	37.93%	# I/F	06/25/2037	4,937,436
3,952,595	Series 2007-8-1A13	0.55%	#	07/25/2037	3,247,488
3,952,595	Series 2007-8-1A14	38.71%	# I/F	07/25/2037	6,988,599
64,229,668	Series 2007-8-1A16	6.00%		07/25/2037	61,497,145
42,859,469	Series 2007-8-1A2	6.00%		07/25/2037	41,036,784
6,059,084	Series 2007-8-1A20	6.00%		07/25/2037	5,801,410
27,117,661	Series 2007-8-1A22	6.00%		07/25/2037	25,964,429
18,840,673	Series 2007-8-1A3	6.00%		07/25/2037	18,039,435
3,697,236	Series 2007-8-2A2	6.00%		07/25/2037	3,530,708
21,806,151	Series 2007-8-2A9	6.00%		07/25/2037	21,751,985
10,522,450	Series 2007-9-1A5	5.50%		07/25/2037	10,694,097
103,824,804	Series 2007-AR9-A1	5.98%	#	12/28/2037	100,767,475

	Wells Fargo Mortgage Loan Trust,
33,927,841	Series 2012-RR1-A1	2.85%	#^	08/27/2037	34,246,991

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $9,795,861,548)				10,060,219,851

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 49.8%

	Federal Home Loan Mortgage Corporation,
23,948,933	Pool C0-3490	4.50%		08/01/2040	25,545,295
111,821,916	Pool C9-1388	3.50%		02/01/2032	116,024,700
58,337,570	Pool C9-1403	3.50%		03/01/2032	60,526,023
59,052,579	Pool C9-1413	3.50%		12/01/2031	61,266,859
29,134,423	Pool C9-1417	3.50%		01/01/2032	30,227,262

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$114,466,287	Pool C9-1447	3.50%		05/01/2032	118,766,009
117,354,025	Pool C9-1594	3.00%		01/01/2033	117,474,740
33,555,756	Pool C9-1596	3.00%		02/01/2033	33,590,285
19,130,313	Pool D9-8901	3.50%		01/01/2032	19,848,253
57,531,873	Pool D9-8923	3.50%		01/01/2032	59,691,077
43,208,932	Pool D9-9724	3.00%		11/01/2032	43,253,388
67,527,671	Pool G0-1840	5.00%		07/01/2035	73,290,066
16,942,237	Pool G0-4817	5.00%		09/01/2038	18,260,668
47,212,474	Pool G0-6172	5.50%		12/01/2038	51,143,871
35,959,751	Pool G0-6871	6.00%		06/01/2038	39,400,282
65,531,776	Pool G0-6954	6.00%		05/01/2040	71,441,630
87,891,768	Pool G0-7011	6.00%		05/01/2040	95,818,114
202,282,730	Pool J2-2834	2.50%		03/01/2028	204,005,388
180,865,279	Pool Q1-6672	3.00%		03/01/2043	176,252,507
20,729,059	Pool T6-0392	4.00%		10/01/2041	21,517,899
16,470,907	Pool T6-0681	4.00%		05/01/2042	17,096,341
45,460,423	Pool T6-0782	3.50%		07/01/2042	45,766,882
64,596,001	Pool T6-0853	3.50%		09/01/2042	65,031,651
59,700,300	Pool T6-0854	3.50%		09/01/2042	60,103,119
7,047,636	Pool T6-5110	3.50%		10/01/2042	7,095,092
22,019,442	Pool T6-9016	5.00%		06/01/2041	23,285,666
1,256,844	Pool U6-0299	4.00%		11/01/2040	1,312,046
5,426,758	Series 2519-ZD	5.50%		11/15/2032	5,976,798
3,266,122	Series 2596-ZL	5.00%		04/15/2033	3,565,301
85,868,161	Series 267-30	3.00%		08/15/2042	81,926,093
1,747,194	Series 2684-ZN	4.00%		10/15/2033	1,857,462
156,842,527	Series 269-30	3.00%		08/15/2042	156,643,282
232,456,872	Series 272-30	3.00%		08/15/2042	231,714,259
68,919,708	Series 274-30	3.00%		08/15/2042	68,616,696
10,090,353	Series 2750-ZT	5.00%		02/15/2034	10,801,249
188,867,174	Series 280-30	3.00%		09/15/2042	178,584,571
12,402,745	Series 2825-PZ	5.50%		07/15/2034	13,645,556
46,780,320	Series 284-300	3.00%		10/15/2042	46,715,175
17,296,741	Series 2898-JZ	5.00%		12/15/2034	18,896,810
27,643,314	Series 2899-AZ	5.00%		12/15/2034	30,465,379
22,128,151	Series 2909-Z	5.00%		12/15/2034	24,472,828
53,219,431	Series 2932-Z	5.00%		02/15/2035	58,204,548
4,188,842	Series 2990-JL	6.47%	# I/F I/O	03/15/2035	585,475
14,650,296	Series 3002-SN	6.32%	# I/F I/O	07/15/2035	2,345,153
10,198,969	Series 3030-SL	5.92%	# I/F I/O	09/15/2035	1,335,981
2,958,546	Series 3045-DI	6.55%	# I/F I/O	10/15/2035	497,129
25,773,421	Series 3116-Z	5.50%		02/15/2036	28,313,572
6,534,152	Series 3117-ZN	4.50%		02/15/2036	7,171,231
7,882,737	Series 3174-PZ	5.00%		01/15/2036	8,702,561
3,538,882	Series 3187-JZ	5.00%		07/15/2036	3,875,366
5,903,936	Series 3188-ZK	5.00%		07/15/2036	6,617,515
12,017,737	Series 3203-SE	6.32%	# I/F I/O	08/15/2036	1,920,630
20,220,012	Series 3203-Z	5.00%		07/15/2036	22,777,743
32,038,752	Series 3203-ZC	5.00%		07/15/2036	36,091,494
13,512,076	Series 3261-SA	6.25%	# I/F I/O	01/15/2037	2,184,730
20,223,860	Series 3267-BA	5.80%		11/15/2036	22,137,229
21,473,769	Series 3275-SC	5.90%	# I/F I/O	02/15/2037	2,638,014
14,609,007	Series 3315-HZ	6.00%		05/15/2037	16,326,997
45,204,907	Series 3326-GS	6.47%	# I/F I/O	06/15/2037	6,527,607
3,434,133	Series 3351-ZC	5.50%		07/15/2037	3,747,873
30,257,887	Series 3355-BI	5.87%	# I/F I/O	08/15/2037	3,984,298
3,555,487	Series 3369-Z	6.00%		09/15/2037	4,042,316
12,282,545	Series 3405-ZG	5.50%		01/15/2038	13,588,874
17,827,694	Series 3417-SI	6.00%	# I/F I/O	02/15/2038	1,952,457
27,726,973	Series 3423-GS	5.47%	# I/F I/O	03/15/2038	3,041,591
4,553,061	Series 3423-SG	5.47%	# I/F I/O	03/15/2038	499,461
4,345,405	Series 3451-S	5.85%	# I/F I/O	02/15/2037	516,342
7,125,904	Series 3455-SC	5.88%	# I/F I/O	06/15/2038	894,753
4,798,055	Series 3473-SM	5.89%	# I/F I/O	07/15/2038	572,085
19,776,457	Series 3484-SE	5.67%	# I/F I/O	08/15/2038	2,216,945
13,742,912	Series 3519-SD	5.37%	# I/F I/O	02/15/2038	1,591,437
6,179,089	Series 3524-LB	5.46%	# I/O	06/15/2038	6,328,969
228,520	Series 3530-GZ	4.50%		05/15/2039	227,083
28,167,624	Series 3541-EI	6.57%	# I/F I/O	06/15/2039	3,543,079
9,695,776	Series 3545-SA	5.97%	# I/F I/O	06/15/2039	1,213,967
4,033,423	Series 3549-SA	5.62%	# I/F I/O	07/15/2039	449,396
29,833,710	Series 3577-LS	7.02%	# I/F I/O	08/15/2035	3,852,630
7,469,983	Series 3582-SA	5.82%	# I/F I/O	10/15/2049	823,673
8,680,279	Series 3583-GB	4.50%		10/15/2039	9,321,452
48,300,050	Series 3606-CS	6.17%	# I/F I/O	12/15/2039	7,948,623

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	25

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$12,797,444	Series 3616-SG	6.17%	# I/F I/O	03/15/2032	2,187,390
25,734,965	Series 3626-AZ	5.50%		08/15/2036	28,639,349
10,157,642	Series 3631-SE	6.22%	# I/F I/O	05/15/2039	826,836
26,658,356	Series 3641-Z	5.50%		02/15/2036	29,363,326
20,781,878	Series 3654-ZB	5.50%		11/15/2037	23,051,674
41,632,761	Series 3666-VZ	5.50%		08/15/2036	45,974,246
11,242,584	Series 3667-SB	6.27%	# I/F I/O	05/15/2040	1,235,599
25,677,940	Series 3688-CM	4.00%		07/15/2029	26,442,911
24,831,759	Series 3702-SG	5.87%	# I/F I/O	08/15/2032	3,288,219
10,251,818	Series 3704-EI	5.00%	I/O	12/15/2036	1,781,079
3,741,293	Series 3712-SG	24.09%	# I/F	08/15/2040	6,884,731
22,878,058	Series 3724-CM	5.50%		06/15/2037	25,132,256
181,041,798	Series 3725-CS	5.82%	# I/F I/O	05/15/2040	24,540,053
66,981,381	Series 3726-SA	5.87%	# I/F I/O	09/15/2040	8,929,147
98,000,000	Series 3738-BP	4.00%		12/15/2038	103,261,865
6,891,996	Series 3741-SC	9.64%	# I/F	10/15/2040	7,272,512
238,477	Series 3745-SY	9.64%	# I/F	10/15/2040	240,613
40,709,308	Series 3752-BS	9.63%	# I/F	11/15/2040	42,632,111
1,883,625	Series 3758-SM	9.63%	# I/F	11/15/2040	1,890,620
13,764,888	Series 3768-ZX	5.00%		12/15/2040	15,109,125
18,900,000	Series 3771-AL	4.00%		12/15/2030	19,979,096
18,761,630	Series 3779-BY	3.50%		12/15/2030	18,724,088
25,248,878	Series 3779-DZ	4.50%		12/15/2040	25,233,410
24,250,000	Series 3779-LB	4.00%		12/15/2030	25,128,553
2,834,643	Series 3779-SH	9.44%	# I/F	12/15/2040	2,843,031
3,500,000	Series 3779-YA	3.50%		12/15/2030	3,416,898
15,000,000	Series 3783-AC	4.00%		01/15/2031	15,462,990
15,487,676	Series 3786-SG	9.14%	# I/F	01/15/2041	15,383,273
11,731,674	Series 3788-AY	3.50%		01/15/2031	11,575,015
10,500,107	Series 3790-Z	4.00%		01/15/2041	10,860,265
11,123,660	Series 3795-VZ	4.00%		01/15/2041	11,123,298
943,445	Series 3798-SD	9.24%	# I/F	12/15/2040	939,788
17,442,940	Series 3800-VZ	4.50%		02/15/2041	18,085,381
12,024,639	Series 3803-ZM	4.00%		02/15/2041	12,014,587
65,681,017	Series 3806-CZ	5.50%		07/15/2034	72,300,974
18,000,000	Series 3808-DB	3.50%		02/15/2031	17,858,178
15,277,557	Series 3812-EY	3.50%		02/15/2031	15,176,099
12,307,205	Series 3818-CZ	4.50%		03/15/2041	13,062,307
18,352,660	Series 3819-ZU	5.50%		07/15/2034	20,107,386
35,500,000	Series 3824-EY	3.50%		03/15/2031	35,189,499
3,420,833	Series 3828-SW	12.65%	# I/F	02/15/2041	3,595,831
14,364,833	Series 3829-VZ	4.00%		03/15/2041	14,539,315
5,640,768	Series 3843-PZ	5.00%		04/15/2041	6,628,024
1,098,727	Series 3843-SC	12.80%	# I/F	04/15/2041	1,130,865
3,114,841	Series 3845-LS	12.80%	# I/F	03/15/2041	3,042,097
62,084,376	Series 3863-ZA	5.50%		08/15/2034	69,821,983
10,229,000	Series 3870-PB	4.50%		06/15/2041	11,165,767
69,135,985	Series 3871-LZ	5.50%		06/15/2041	78,477,985
71,951,280	Series 3872-BA	4.00%		06/15/2041	75,920,005
30,000,000	Series 3877-EY	4.50%		06/15/2041	32,421,165
12,378,000	Series 3877-GY	4.50%		06/15/2041	13,299,090
50,523,398	Series 3877-ZU	4.50%		06/15/2041	54,573,859
28,894,962	Series 3888-ZG	4.00%		07/15/2041	29,552,251
17,635,367	Series 3888-ZU	4.50%		06/15/2041	18,405,265
29,413,589	Series 3900-SB	5.79%	# I/F I/O	07/15/2041	3,378,451
38,633,803	Series 3901-VZ	4.00%		07/15/2041	36,561,969
19,971,815	Series 3910-GZ	5.00%		08/15/2041	21,694,683
8,876,362	Series 3910-ZE	5.00%		10/15/2034	9,742,877
12,330,000	Series 3919-KL	4.50%		09/15/2041	13,184,383
26,120,148	Series 3919-ZJ	4.00%		09/15/2041	25,514,265
528,299	Series 3924-US	9.19%	# I/F	09/15/2041	530,512
9,341,184	Series 3942-JZ	4.00%		10/15/2041	9,666,084
10,795,445	Series 3944-AZ	4.00%		10/15/2041	10,705,513
17,599,089	Series 3946-SM	14.15%	# I/F	10/15/2041	19,039,971
7,463,194	Series 3957-DZ	3.50%		11/15/2041	7,038,530
10,000,000	Series 3964-VM	4.00%		11/15/2034	10,529,605
57,460,950	Series 3969-AB	4.00%		10/15/2033	60,525,802
10,599,783	Series 3982-AZ	3.50%		01/15/2042	9,945,400
53,257,549	Series 3990-ZA	3.50%		01/15/2042	49,344,717
44,741,327	Series 3999-ZB	4.00%		02/15/2042	44,032,692
25,368,256	Series 4016-KZ	4.00%		03/15/2042	23,908,389
37,461,699	Series 4050-BC	2.00%		05/15/2041	36,832,960
63,071,021	Series 4057-ZA	4.00%		06/15/2042	59,193,572
62,840,529	Series 4084-TZ	4.00%		07/15/2042	58,968,233
18,254,377	Series 4097-TG	2.00%		05/15/2039	17,287,735

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$35,774,790	Series 4097-ZA	3.50%		08/15/2042	31,728,733
97,063,000	Series 4109-GE	4.50%		10/15/2041	108,254,655
70,300,000	Series 4109-KD	3.00%		05/15/2032	71,993,211
5,832,922	Series 4121-AV	3.00%		12/15/2035	5,439,270
96,657,692	Series 4160-HP	2.50%		01/15/2033	95,364,557
25,889,920	Series 4162-ZJ	3.00%		02/15/2033	24,498,337
36,691,136	Series 4174-Z	3.50%		03/15/2043	32,202,507
90,082,281	Series 4179-AZ	4.00%		01/15/2041	87,676,544
24,202,407	Series 4186-ZJ	3.00%		03/15/2033	22,394,422
13,000,000	Series 4189-ML	3.00%		04/15/2038	11,884,002
219,722,634	Series 4212-US	5.18%	# I/F	06/15/2043	193,435,018
98,542,583	Series 4223-US	5.21%	# I/F	07/15/2043	83,297,287
223,735,762	Series R003-ZA	5.50%		10/15/2035	244,700,586

	Federal National Mortgage Association,
2,705,758	Series 2002-70-QZ	5.50%		11/25/2032	2,977,736
4,159,121	Series 2002-75-ZG	5.50%		11/25/2032	4,579,052
5,375,610	Series 2003-117-KS	6.92%	# I/F I/O	08/25/2033	352,844
34,149,813	Series 2003-129-ZT	5.50%		01/25/2034	38,289,880
11,103,167	Series 2003-29-ZL	5.00%		04/25/2033	12,071,685
6,439,655	Series 2003-64-ZG	5.50%		07/25/2033	7,073,981
21,086,869	Series 2003-84-PZ	5.00%		09/25/2033	23,150,567
57,885,521	Series 2003-92-PZ	5.00%		09/25/2033	62,827,903
19,500,000	Series 2003-W17-1A7	5.75%		08/25/2033	21,485,266
12,232,460	Series 2004-46-PJ	5.82%	# I/F I/O	03/25/2034	1,488,869
8,777,108	Series 2004-51-XP	7.52%	#I /F I/O	07/25/2034	1,584,016
5,000,000	Series 2004-W10-A6	5.75%		08/25/2034	5,174,375
7,000,000	Series 2004-W4-A5	5.50%		06/25/2034	7,550,729
915,702	Series 2005-107-EG	4.50%		01/25/2026	990,878
2,189,136	Series 2005-37-ZK	4.50%		05/25/2035	2,395,686
23,213,362	Series 2005-87-SE	5.87%	# I/F I/O	10/25/2035	3,094,039
18,878,337	Series 2005-87-SG	6.52%	# I/F I/O	10/25/2035	2,609,690
14,687,628	Series 2006-101-SA	6.40%	# I/F I/O	10/25/2036	2,437,719
5,780,184	Series 2006-123-LI	6.14%	# I/F I/O	01/25/2037	956,256
8,270,149	Series 2006-16-HZ	5.50%		03/25/2036	9,120,354
26,515,282	Series 2006-56-SM	6.57%	# I/F I/O	07/25/2036	3,976,712
27,422,146	Series 2006-60-YI	6.39%	# I/F I/O	07/25/2036	6,075,952
5,147,781	Series 2006-93-SN	6.42%	# I/F I/O	10/25/2036	610,378
11,521,528	Series 2007-109-VZ	5.00%		10/25/2035	13,356,026
5,108,647	Series 2007-116-BI	6.07%	# I/F I/O	05/25/2037	645,634
28,828,331	Series 2007-14-PS	6.63%	# I/F I/O	03/25/2037	4,543,264
1,300,984	Series 2007-2-SH	31.95%	# I/F	08/25/2036	1,655,223
10,888,576	Series 2007-30-OI	6.26%	# I/F I/O	04/25/2037	1,521,757
4,018,436	Series 2007-30-SI	5.93%	# I/F I/O	04/25/2037	433,870
13,806,371	Series 2007-32-SG	5.92%	# I/F I/O	04/25/2037	1,772,528
11,574,841	Series 2007-57-SX	6.44%	# I/F I/O	10/25/2036	1,903,059
14,612,658	Series 2007-60-VZ	6.00%		07/25/2037	16,722,237
12,214,109	Series 2007-71-GZ	6.00%		07/25/2047	13,887,820
12,098,001	Series 2007-75-ID	5.69%	# I/F I/O	08/25/2037	1,652,347
3,854,820	Series 2007-93-SB	3.97%	# I/F I/O	01/25/2036	143,924
7,182,445	Series 2007-9-SD	6.47%	# I/F I/O	03/25/2037	1,020,011
5,803,499	Series 2008-27-B	5.50%		04/25/2038	6,373,612
16,149,751	Series 2008-29-ZA	4.50%		04/25/2038	17,327,738
22,551,974	Series 2008-48-BE	5.00%		06/25/2034	24,835,993
8,500,619	Series 2008-48-SD	5.82%	# I/F I/O	06/25/2037	863,121
9,938,471	Series 2008-53-LI	5.97%	# I/F I/O	07/25/2038	1,212,618
9,449,833	Series 2008-57-SE	5.82%	# I/F I/O	02/25/2037	941,465
6,874,400	Series 2008-5-MS	6.07%	# I/F I/O	02/25/2038	910,512
6,893,777	Series 2008-61-SC	5.82%	# I/F I/O	07/25/2038	671,098
8,232,116	Series 2008-62-SC	5.82%	# I/F I/O	07/25/2038	823,283
11,115,918	Series 2008-65-SA	5.82%	# I/F I/O	08/25/2038	1,210,413
15,669,658	Series 2008-81-LP	5.50%		09/25/2038	17,197,434
33,587,448	Series 2009-106-EZ	4.50%		01/25/2040	35,721,359
11,647,580	Series 2009-111-SE	6.07%	# I/F I/O	01/25/2040	1,351,357
2,810,065	Series 2009-16-MZ	5.00%		03/25/2029	3,050,677
24,151,074	Series 2009-42-SI	5.82%	# I/F I/O	06/25/2039	2,421,488
11,810,852	Series 2009-42-SX	5.82%	# I/F I/O	06/25/2039	1,390,175
10,139,507	Series 2009-47-SA	5.92%	# I/F I/O	07/25/2039	985,153
4,440,371	Series 2009-48-WS	5.77%	# I/F I/O	07/25/2039	521,704
22,873,424	Series 2009-49-S	6.57%	# I/F I/O	07/25/2039	2,835,033
4,228,116	Series 2009-51-BZ	4.50%		07/25/2039	4,497,344
4,898,797	Series 2009-54-EZ	5.00%		07/25/2039	5,306,112
9,993,141	Series 2009-70-SA	5.62%	# I/F I/O	09/25/2039	1,150,524
10,000,000	Series 2009-80-PM	4.50%		10/25/2039	10,599,075
15,026,229	Series 2009-83-Z	4.50%		10/25/2039	15,971,747

26	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
$36,221,046	Series 2009-85-ES	7.05%	# I/F I/O	01/25/2036	6,654,331
46,990,448	Series 2009-85-JS	6.57%	# I/F I/O	10/25/2039	8,241,650
14,409,851	Series 2009-90-IB	5.54%	# I/F I/O	04/25/2037	1,583,804
5,950,063	Series 2009-94-BC	5.00%		11/25/2039	6,521,266
38,405,634	Series 2010-101-SA	4.30%	# I/F I/O	09/25/2040	4,836,955
19,923,702	Series 2010-101-ZC	4.50%		09/25/2040	21,025,971
56,278,399	Series 2010-101-ZH	4.50%		07/25/2040	59,347,992
22,744,510	Series 2010-10-SA	6.17%	# I/F I/O	02/25/2040	2,638,802
10,623,454	Series 2010-10-ZA	4.50%		02/25/2040	11,348,388
7,532,215	Series 2010-111-S	5.77%	# I/F I/O	10/25/2050	839,043
12,365,045	Series 2010-116-Z	4.00%		10/25/2040	12,835,442
12,500,932	Series 2010-117-SA	4.32%	# I/F I/O	10/25/2040	1,121,177
20,000,000	Series 2010-120-KD	4.00%		10/25/2040	20,781,310
80,814,528	Series 2010-121-SD	4.32%	# I/F I/O	10/25/2040	6,790,441
242,685	Series 2010-126-SU	52.99%	# I/F	11/25/2040	976,782
178,693	Series 2010-126-SX	14.45%	# I/F	11/25/2040	216,854
12,337,052	Series 2010-128-HZ	4.00%		11/25/2040	12,805,700
12,653,700	Series 2010-132-Z	4.50%		11/25/2040	13,569,581
88,008	Series 2010-137-VS	14.45%	# I/F	12/25/2040	105,179
6,470,000	Series 2010-142-AV	4.00%		11/25/2029	6,755,709
17,214,595	Series 2010-142-AZ	4.00%		12/25/2040	17,663,741
30,133,995	Series 2010-150-ZA	4.00%		01/25/2041	29,989,397
4,674,000	Series 2010-153-VB	4.00%		05/25/2027	4,923,685
36,462,594	Series 2010-16-SA	5.27%	# I/F I/O	03/25/2040	4,498,467
3,279,536	Series 2010-21-DZ	5.00%		03/25/2040	3,702,440
10,897,161	Series 2010-21-KS	4.77%	# I/F I/O	03/25/2040	1,024,839
4,373,840	Series 2010-2-GS	6.27%	# I/F I/O	12/25/2049	492,568
10,875,543	Series 2010-2-MS	6.07%	# I/F I/O	02/25/2050	1,264,782
20,172,012	Series 2010-31-SA	4.82%	# I/F I/O	04/25/2040	1,817,412
22,484,200	Series 2010-31-VZ	4.00%		04/25/2040	23,628,388
20,133,533	Series 2010-34-PS	4.75%	# I/F I/O	04/25/2040	1,834,183
5,133,531	Series 2010-35-ES	6.27%	# I/F I/O	04/25/2040	593,805
8,409,379	Series 2010-35-SV	6.27%	# I/F I/O	04/25/2040	1,202,300
8,401,260	Series 2010-46-MS	4.77%	# I/F I/O	05/25/2040	772,928
22,579,635	Series 2010-49-ZW	4.50%		05/25/2040	24,278,042
8,219,457	Series 2010-4-SK	6.05%	# I/F I/O	02/25/2040	1,349,725
5,712,204	Series 2010-58-ES	12.01%	# I/F	06/25/2040	6,225,648
21,199,585	Series 2010-59-MS	5.59%	# I/F I/O	06/25/2040	2,501,682
48,193,568	Series 2010-59-PS	6.27%	# I/F I/O	03/25/2039	5,403,795
25,941,693	Series 2010-59-SC	4.82%	# I/F I/O	01/25/2040	2,373,644
7,727,846	Series 2010-60-VZ	5.00%		10/25/2039	8,275,889
3,625,145	Series 2010-61-EL	4.50%		06/25/2040	3,817,197
12,856,481	Series 2010-64-EZ	5.00%		06/25/2040	14,306,743
37,714,450	Series 2010-76-ZK	4.50%		07/25/2040	40,934,680
22,771,644	Series 2010-79-CZ	4.00%		07/25/2040	23,624,545
33,796,191	Series 2010-79-VZ	4.50%		07/25/2040	36,787,559
21,012,622	Series 2010-84-ZC	4.50%		08/25/2040	21,993,712
42,025,154	Series 2010-84-ZD	4.50%		08/25/2040	43,987,329
40,284,192	Series 2010-84-ZG	4.50%		08/25/2040	43,220,116
6,196,694	Series 2010-90-SA	5.67%	# I/F I/O	08/25/2040	638,017
6,415,587	Series 2010-94-Z	4.50%		08/25/2040	7,022,373
8,668,587	Series 2010-99-SG	24.09%	# I/F	09/25/2040	16,215,817
13,778,809	Series 2010-9-DS	5.12%	# I/F I/O	02/25/2040	1,185,088
30,658,491	Series 2011-106-LZ	3.50%		10/25/2041	28,647,416
520,021	Series 2011-110-LS	9.73%	# I/F	11/25/2041	584,376
7,318,046	Series 2011-111-EZ	5.00%		11/25/2041	8,104,729
15,113,623	Series 2011-111-VZ	4.00%		11/25/2041	15,365,378
30,000,000	Series 2011-131-PB	4.50%		12/25/2041	32,797,530
29,500,000	Series 2011-16-AL	3.50%		03/25/2031	29,771,533
38,800,000	Series 2011-17-NY	3.50%		03/25/2031	39,312,393
8,453,090	Series 2011-17-SA	6.29%	# I/F I/O	03/25/2041	1,115,374
11,000,000	Series 2011-25-KY	3.00%		04/25/2026	11,109,533
4,744,126	Series 2011-27-BS	8.63%	# I/F	04/25/2041	4,756,034
56,000,000	Series 2011-29-AL	3.50%		04/25/2031	56,525,364
16,685,490	Series 2011-2-GZ	4.00%		02/25/2041	16,881,870
10,000,000	Series 2011-2-VD	4.00%		07/25/2027	10,436,405
19,184,749	Series 2011-36-VZ	4.50%		05/25/2041	21,035,157
27,294,602	Series 2011-37-Z	4.50%		05/25/2041	29,393,175
7,332,911	Series 2011-38-BZ	4.00%		05/25/2041	7,378,272
8,748,233	Series 2011-39-CB	3.00%		05/25/2026	8,799,318
17,684,031	Series 2011-40-LZ	4.50%		05/25/2041	19,297,946
24,351,488	Series 2011-42-MZ	4.50%		05/25/2041	26,391,741
16,491,107	Series 2011-45-ZA	4.00%		05/25/2031	16,839,284
26,320,392	Series 2011-45-ZB	4.50%		05/25/2041	27,949,282
11,000,000	Series 2011-48-SC	8.84%	# I/F	06/25/2041	11,081,611

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
$33,361,758	Series 2011-58-SA	6.37%	# I/F I/O	07/25/2041	5,900,360
8,318,270	Series 2011-59-MA	4.50%		07/25/2041	9,023,559
13,969,748	Series 2011-60-EL	3.00%		07/25/2026	13,914,568
16,410,158	Series 2011-63-ZE	4.00%		08/25/2038	17,285,779
75,504,262	Series 2011-64-DB	4.00%		07/25/2041	78,392,942
22,525,020	Series 2011-72-LZ	5.50%		04/25/2037	25,075,460
12,000,000	Series 2011-74-KL	5.00%		06/25/2040	13,436,442
22,521,998	Series 2011-77-Z	3.50%		08/25/2041	21,053,946
21,787,531	Series 2011-8-AV	4.00%		01/25/2030	22,730,256
21,879,802	Series 2011-99-CZ	4.50%		10/25/2041	22,813,403
99,444,721	Series 2011-99-DZ	5.00%		10/25/2041	113,417,897
10,698,877	Series 2012-104-Z	3.50%		09/25/2042	9,012,873
20,000,000	Series 2012-111-LB	3.50%		05/25/2041	20,814,620
92,677,914	Series 2012-111-MJ	4.00%		04/25/2042	92,781,250
49,935,104	Series 2012-114-DC	2.00%		08/25/2039	49,176,715
179,599,185	Series 2012-122-AD	2.00%		02/25/2040	174,148,709
121,607,288	Series 2012-122-DB	3.00%		11/25/2042	120,317,703
130,198,077	Series 2012-125-LA	3.00%		11/25/2042	132,127,873
18,343,476	Series 2012-133-PB	6.50%		04/25/2042	21,369,242
104,771,078	Series 2012-144-PT	4.45%	#	11/25/2049	113,879,771
9,054,793	Series 2012-14-BZ	4.00%		03/25/2042	8,904,687
19,628,475	Series 2012-15-PZ	4.00%		03/25/2042	18,916,305
15,853,435	Series 2012-20-ZT	3.50%		03/25/2042	14,748,039
47,777,877	Series 2012-30-DZ	4.00%		04/25/2042	45,653,171
39,284,032	Series 2012-31-Z	4.00%		04/25/2042	38,433,454
26,542,523	Series 2012-63-EB	2.00%		08/25/2040	26,375,119
28,223,737	Series 2012-74-Z	4.00%		07/25/2042	26,641,726
21,048,988	Series 2012-86-ZC	3.50%		08/25/2042	18,694,795
29,326,754	Series 2012-96-VZ	3.50%		09/25/2042	25,095,666
79,112,222	Series 2012-98-BG	4.50%		08/25/2040	84,694,341
115,403,945	Series 2012-99-QE	3.00%		09/25/2042	117,373,774
25,201,472	Series 2013-41-ZH	3.00%		05/25/2033	23,277,425
19,292,416	Series 2013-51-HS	5.19%	# I/F	04/25/2043	14,897,804
9,932,074	Series 2013-58-SC	5.73%	# I/F	06/25/2043	7,937,683
10,710,201	Series 2013-6-ZH	1.50%		02/25/2043	9,042,231
115,480,601	Series 2013-81-ZQ	3.00%		08/25/2043	98,472,907
31,858,754	Series 400-S4	5.27%	# I/F I/O	11/25/2039	3,864,275
179,083,490	Series 412-A3	3.00%		08/25/2042	178,818,642

	Federal National Mortgage Association Pass-Thru,
33,369,547	Pool 555743	5.00%		09/01/2033	36,363,312
36,683,255	Pool 735141	5.50%		01/01/2035	40,122,974
13,683,981	Pool 735230	5.50%		02/01/2035	14,965,914
25,144,841	Pool 735382	5.00%		04/01/2035	27,343,564
41,692,668	Pool 735402	5.00%		04/01/2035	45,330,215
29,751,175	Pool 735484	5.00%		05/01/2035	32,349,288
10,958,284	Pool 735667	5.00%		07/01/2035	11,921,770
9,732,484	Pool 735893	5.00%		10/01/2035	10,573,866
24,678,205	Pool 745275	5.00%		02/01/2036	26,800,859
3,899,549	Pool 745571	4.00%		01/01/2019	4,144,533
1,177,315	Pool 888695	5.00%		08/01/2037	1,276,079
4,094,430	Pool 888968	5.00%		08/01/2035	4,449,408
14,783,519	Pool 889509	6.00%		05/01/2038	16,161,191
34,823,792	Pool 889662	6.00%		06/01/2038	38,069,010
45,683,570	Pool 890385	6.00%		12/01/2039	49,940,807
5,682,513	Pool 929321	5.50%		03/01/2038	6,193,091
2,712,028	Pool 931104	5.00%		05/01/2039	2,939,875
3,095,416	Pool 961410	6.00%		01/01/2038	3,383,877
973,907	Pool 975116	5.00%		05/01/2038	1,055,607
9,092,335	Pool 982036	6.00%		05/01/2038	9,939,647
14,189,264	Pool 985190	6.00%		08/01/2038	15,511,557
5,293,809	Pool 986864	6.50%		08/01/2038	5,855,755
8,044,567	Pool 987316	6.50%		09/01/2038	8,899,363
59,869,275	Pool 995023	5.50%		08/01/2037	65,350,324
23,497,826	Pool 995070	5.50%		08/01/2037	25,706,434
86,773,336	Pool 995112	5.50%		07/01/2036	94,882,633
43,654,267	Pool 995203	5.00%		07/01/2035	47,485,082
4,410,522	Pool 995581	6.00%		01/01/2039	4,821,819
75,188,669	Pool 995849	5.00%		08/01/2036	81,737,672
48,190,429	Pool AB2123	4.00%		01/01/2031	51,423,598
1,076,140	Pool AB2370	4.50%		09/01/2035	1,134,508
8,259,740	Pool AB3713	4.00%		10/01/2031	8,803,213
25,228,912	Pool AB3796	3.50%		11/01/2031	26,216,832
13,478,567	Pool AB3850	4.00%		11/01/2041	13,997,223
30,538,945	Pool AB3923	4.00%		11/01/2041	31,714,109

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	27

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
$74,955,725	Pool AB4167	3.50%	01/01/2032	77,891,406
73,976,976	Pool AB4261	3.50%	01/01/2032	76,869,697
14,473,317	Pool AB5084	3.50%	05/01/2032	15,039,023
28,362,850	Pool AB5156	3.50%	05/01/2032	29,475,544
46,831,148	Pool AB5212	3.50%	05/01/2032	48,649,432
20,509,673	Pool AB5243	4.00%	05/01/2042	21,299,846
63,674,611	Pool AB5911	3.00%	08/01/2032	63,740,116
26,206,504	Pool AB6349	3.00%	10/01/2032	26,338,339
75,042,410	Pool AB6750	3.00%	10/01/2032	75,119,202
37,813,629	Pool AB6751	3.00%	10/01/2032	37,852,499
145,566,510	Pool AB7077	3.00%	11/01/2042	142,605,066
120,005,774	Pool AB7344	3.00%	12/01/2032	120,129,316
47,810,002	Pool AB7776	3.00%	02/01/2043	46,044,875
29,042,584	Pool AB8418	3.00%	02/01/2033	29,072,456
44,390,958	Pool AB8520	3.00%	02/01/2033	44,436,700
44,939,905	Pool AB8703	3.00%	03/01/2038	44,025,636
24,793,483	Pool AB8858	3.00%	04/01/2033	24,818,954
37,366,806	Pool AB9020	3.00%	04/01/2038	36,606,606
38,918,672	Pool AB9197	3.00%	05/01/2033	38,958,531
120,171,768	Pool AB9406	3.00%	05/01/2033	120,295,404
25,644,079	Pool AB9409	3.00%	05/01/2033	25,670,343
1,322,602	Pool AC1032	5.00%	06/01/2040	1,398,734
89,790,124	Pool AD0189	5.50%	02/01/2039	98,019,410
37,462,316	Pool AD0500	5.50%	09/01/2036	40,994,869
1,751,236	Pool AD2177	4.50%	06/01/2030	1,899,407
3,902,602	Pool AD6438	5.00%	06/01/2040	4,253,798
487,634	Pool AD7018	5.00%	04/01/2040	515,836
2,651,844	Pool AD7859	5.00%	06/01/2040	2,904,149
5,373,973	Pool AH1140	4.50%	12/01/2040	5,666,888
21,366,611	Pool AH4437	4.00%	01/01/2041	22,180,498
5,057,444	Pool AH7309	4.00%	02/01/2031	5,396,356
28,116,261	Pool AH9323	4.00%	04/01/2026	29,900,803
5,513,029	Pool AI8889	4.00%	08/01/2041	5,724,453
18,855,974	Pool AI9831	4.00%	09/01/2041	19,583,474
7,234,472	Pool AJ1265	4.00%	09/01/2041	7,513,009
8,083,962	Pool AJ1399	4.00%	09/01/2041	8,395,155
30,138,783	Pool AJ1467	4.00%	10/01/2041	31,295,470
13,112,046	Pool AJ3392	4.00%	10/01/2041	13,619,230
8,178,020	Pool AJ3854	4.00%	10/01/2041	8,493,838
92,015,804	Pool AJ4118	4.00%	11/01/2041	95,534,014
23,662,351	Pool AJ4131	4.00%	10/01/2041	24,576,270
6,746,179	Pool AJ5172	4.00%	11/01/2041	7,007,101
42,910,612	Pool AJ7677	3.50%	12/01/2041	43,248,416
11,476,953	Pool AJ8334	4.00%	12/01/2041	11,920,071
75,558,522	Pool AK0713	3.50%	01/01/2032	78,520,803
23,733,981	Pool AK4039	4.00%	02/01/2042	24,640,622
16,331,738	Pool AK4763	4.00%	02/01/2042	16,963,095
20,083,434	Pool AK9438	4.00%	03/01/2042	20,858,968
28,640,329	Pool AK9439	4.00%	03/01/2042	29,745,899
4,739,457	Pool AK9446	4.50%	03/01/2042	4,996,448
29,493,723	Pool AL1485	6.00%	01/01/2040	32,306,126
15,627,410	Pool AL1548	6.00%	07/01/2039	17,139,930
30,623,267	Pool AL1554	6.00%	01/01/2040	33,584,211
62,142,608	Pool AL1690	6.00%	05/01/2041	67,933,657
59,386,292	Pool AL1691	6.00%	06/01/2041	64,920,480
88,941,656	Pool AL1744	6.00%	10/01/2040	97,230,100
28,253,260	Pool AL1745	6.00%	03/01/2040	30,886,172
30,095,670	Pool AL1793	6.00%	01/01/2041	32,901,430
145,992,802	Pool AL3038	3.00%	01/01/2033	146,142,970
187,536,896	Pool AL3699	3.00%	06/01/2043	180,605,699
95,279,856	Pool AL3883	3.00%	07/01/2043	91,761,085
13,388,609	Pool AL4292	4.50%	04/01/2026	14,359,283
82,896,333	Pool AO2980	4.00%	05/01/2042	86,085,802
130,352,124	Pool AP4787	3.50%	09/01/2042	131,378,132
128,613,751	Pool AP4789	3.50%	09/01/2042	129,626,093
7,945,637	Pool MA0264	4.50%	12/01/2029	8,609,986
144,873	Pool MA0315	4.50%	01/01/2025	149,700
31,447,353	Pool MA0353	4.50%	03/01/2030	34,159,248
7,139,473	Pool MA0406	4.50%	05/01/2030	7,734,751
697,856	Pool MA0445	5.00%	06/01/2040	737,196
2,641,503	Pool MA0459	4.00%	07/01/2020	2,803,549
2,454,605	Pool MA0468	5.00%	07/01/2040	2,595,144
8,426,371	Pool MA0502	4.00%	08/01/2020	8,942,353
3,695,586	Pool MA0517	4.00%	09/01/2020	3,925,690
9,184,172	Pool MA0534	4.00%	10/01/2030	9,795,083

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
$22,073,216	Pool MA0536	4.00%		10/01/2020	23,432,746
26,483,035	Pool MA0580	4.00%		11/01/2020	28,113,343
1,832,780	Pool MA0587	4.00%		12/01/2030	1,955,035
45,484,399	Pool MA0616	4.00%		01/01/2031	48,522,487
19,498,289	Pool MA0871	4.00%		10/01/2041	20,248,149
20,990,159	Pool MA0896	4.00%		11/01/2041	21,801,927
294,374,997	Pool MA0919	3.50%		12/01/2031	305,877,091
124,718,655	Pool MA0949	3.50%		01/01/2032	129,587,448
143,482,230	Pool MA0976	3.50%		02/01/2032	149,085,183
69,957,394	Pool MA1010	3.50%		03/01/2032	72,689,378
21,213,717	Pool MA1039	3.50%		04/01/2042	21,379,963
92,572,614	Pool MA1059	3.50%		05/01/2032	96,192,258
12,895,775	Pool MA1068	3.50%		05/01/2042	12,997,054
203,664,113	Pool MA1084	3.50%		06/01/2032	211,664,992
29,931,962	Pool MA1093	3.50%		06/01/2042	30,167,475
31,760,671	Pool MA1094	4.00%		06/01/2042	32,977,502
120,536,299	Pool MA1107	3.50%		07/01/2032	125,083,620
286,014,261	Pool MA1117	3.50%		07/01/2042	288,265,330
326,270,806	Pool MA1136	3.50%		08/01/2042	328,838,636
79,144,638	Pool MA1138	3.50%		08/01/2032	82,130,455
89,988,021	Pool MA1179	3.50%		09/01/2042	90,696,301
325,222,336	Pool MA1200	3.00%		10/01/2032	325,556,564
15,941,310	Pool MA1201	3.50%		10/01/2032	16,542,684
202,049,782	Pool MA1209	3.50%		10/01/2042	203,639,799
462,898,399	Pool MA1237	3.00%		11/01/2032	463,374,379
12,336,536	Pool MA1242	3.50%		11/01/2042	12,433,614
350,602,631	Pool MA1275	3.00%		12/01/2032	350,963,205
46,946,825	Pool MA1338	3.00%		02/01/2033	46,995,114
184,255,135	Pool MA1366	3.00%		03/01/2033	184,444,748
208,965,676	Pool MA1401	3.00%		04/01/2033	209,180,570
158,556,492	Pool MA1432	3.00%		05/01/2033	158,719,722
200,928,846	Pool MA1459	3.00%		06/01/2033	201,135,360
24,739,596	Pool MA1490	3.00%		07/01/2033	24,765,043
24,001,464	Pool MA3894	4.00%		09/01/2031	25,705,501

	Government National Mortgage Association,
14,700,000	Series 2003-67-SP	6.92%	# I/F I/O	08/20/2033	4,198,829
15,417,649	Series 2003-86-ZK	5.00%		10/20/2033	17,246,421
6,262,321	Series 2004-49-Z	6.00%		06/20/2034	7,085,475
6,500,000	Series 2004-80-PH	5.00%		07/20/2034	7,035,590
17,057,589	Series 2004-83-CS	5.90%	# I/F I/O	10/20/2034	2,082,709
3,056,481	Series 2005-21-Z	5.00%		03/20/2035	3,443,575
20,005,108	Series 2005-39-ZB	5.00%		07/20/2034	22,027,495
1,021,131	Series 2006-24-CX	38.65%	# I/F	05/20/2036	2,345,557
28,996,713	Series 2007-26-SJ	4.51%	# I/F I/O	04/20/2037	2,639,272
12,392,064	Series 2008-2-SM	6.32%	# I/F I/O	01/16/2038	2,118,012
22,793,277	Series 2008-42-AI	7.51%	# I/F I/O	05/16/2038	4,178,393
11,503,909	Series 2008-43-SH	6.16%	# I/F I/O	05/20/2038	1,410,406
13,032,752	Series 2008-51-SC	6.07%	# I/F I/O	06/20/2038	1,747,920
7,384,366	Series 2008-51-SE	6.07%	# I/F I/O	06/16/2038	1,154,084
5,269,358	Series 2008-82-SM	5.87%	# I/F I/O	09/20/2038	666,391
7,599,678	Series 2008-83-SD	6.38%	# I/F I/O	11/16/2036	1,308,263
14,254,662	Series 2009-106-VZ	4.50%		11/20/2039	15,091,988
14,371,793	Series 2009-10-NS	6.47%	# I/F I/O	02/16/2039	2,698,435
9,404,408	Series 2009-24-SN	5.92%	# I/F I/O	09/20/2038	1,107,684
21,044,650	Series 2009-32-ZE	4.50%		05/16/2039	22,571,934
66,817,731	Series 2009-35-DZ	4.50%		05/20/2039	72,613,801
5,927	Series 2009-41-ZQ	4.50%		06/16/2039	5,992
14,317,366	Series 2009-48-Z	5.00%		06/16/2039	15,996,278
4,270,685	Series 2009-50-KP	4.50%		06/20/2039	4,579,652
12,775,699	Series 2009-69-TS	6.02%	# I/F I/O	04/16/2039	1,843,328
9,574,515	Series 2009-75-GZ	4.50%		09/20/2039	10,376,452
17,754,003	Series 2009-87-IG	6.56%	# I/F I/O	03/20/2037	2,271,937
1,061,490	Series 2010-166-SJ	9.43%	# I/F	12/20/2040	1,067,252
35,496,441	Series 2010-1-SA	5.57%	# I/F I/O	01/16/2040	3,899,696
3,120,955	Series 2010-25-ZB	4.50%		02/16/2040	3,224,880
92,101,701	Series 2010-26-QS	6.07%	# I/F I/O	02/20/2040	17,495,971
12,767,000	Series 2010-42-AY	5.00%		11/20/2039	14,049,158
21,500,939	Series 2010-42-ES	5.50%	# I/F I/O	04/20/2040	3,430,354
7,731,061	Series 2010-61-AS	6.37%	# I/F I/O	09/20/2039	1,046,600
63,602,773	Series 2010-62-SB	5.57%	# I/F I/O	05/20/2040	9,487,111
7,959,995	Series 2010-62-ZG	5.50%		05/16/2040	9,013,273
2,130,018	Series 2011-12-PO	0.00%	P/O	12/20/2040	2,003,490
7,833,334	Series 2011-18-SN	9.14%	# I/F	12/20/2040	8,240,212
8,333,334	Series 2011-18-YS	9.14%	# I/F	12/20/2040	8,765,877

28	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
$11,146,569	Series 2011-51-UZ	4.50%		04/20/2041	12,144,783
11,012,403	Series 2011-69-OC	0.00%	P/O	05/20/2041	9,546,630
88,908,354	Series 2011-69-SB	5.17%	# I/F I/O	05/20/2041	12,615,686
23,172,644	Series 2011-71-ZA	4.50%		02/20/2041	24,385,280
34,111,710	Series 2011-72-AS	5.20%	# I/F I/O	05/20/2041	4,381,666
26,624,832	Series 2011-72-SK	5.97%	# I/F I/O	05/20/2041	3,410,553
30,763,427	Series 2012-105-SE	6.02%	# I/F I/O	01/20/2041	5,538,813

	Total US Government / Agency Mortgage Backed Obligations (Cost $17,535,553,466)				17,485,321,739

US GOVERNMENT BONDS AND NOTES 5.4%
1,325,000,000	United States Treasury Notes	1.63%		11/15/2022	1,226,971,200
700,000,000	United States Treasury Notes	2.00%		02/15/2023	666,804,600

	Total US Government Bonds and Notes (Cost $1,990,878,554)				1,893,775,800

SHORT TERM INVESTMENTS 6.5%
50,000,000	Federal Home Loan Bank Discount Notes	0.00%		10/01/2013	50,000,000
50,000,000	Federal Home Loan Bank Discount Notes	0.00%		12/20/2013	49,998,900
100,000,000	Federal Home Loan Banks	0.10%		11/20/2013	100,006,100
133,040,000	Federal Home Loan Banks	0.38%		11/27/2013	133,106,254
50,000,000	Federal Home Loan Banks	0.11%		12/19/2013	50,005,950
95,000,000	Federal Home Loan Banks	0.16%		12/19/2013	95,021,565
120,000,000	Federal Home Loan Banks	0.10%		12/20/2013	120,011,880
135,000,000	Federal Home Loan Banks	0.17%		12/24/2013	135,035,775
50,000,000	Federal Home Loan Banks	0.88%		12/27/2013	50,097,900
100,000,000	Federal Home Loan Banks	0.09%		01/24/2014	100,011,000
100,000,000	Federal Home Loan Banks	0.11%		01/29/2014	100,018,000
80,000,000	Federal Home Loan Banks	0.09%		01/30/2014	80,009,280

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY		VALUE $
$150,000,000	Federal Home Loan Banks	0.09%		01/30/2014		150,017,400
50,000,000	Federal Home Loan Banks	0.06%	#	02/07/2014		50,028,200
66,700,000	Federal Home Loan Banks	0.09%	#	02/14/2014		66,714,073
48,845,000	Federal Home Loan Banks	0.20%		07/29/2014		48,865,612
100,000,000	Federal Home Loan Banks	0.20%		08/29/2014		100,044,000
50,000,000	Federal Home Loan Banks	0.22%		09/24/2014		50,006,150
100,000,000	Federal Home Loan Banks	3.00%		02/06/2014	~	100,936,500
50,000,000	Federal National Mortgage Association	0.75%		12/18/2013		50,077,500
249,331,084	Fidelity Institutional Government Portfolio	0.01%	♦			249,331,084
50,000,000	Freddie Mac Discount Notes	0.00%		11/26/2013		49,991,445
50,000,000	Freddie Mac Discount Notes	0.00%		12/03/2013		49,999,150
50,000,000	Freddie Mac Discount Notes	0.00%		12/10/2013		49,999,050
200,000,000	United States Treasury Bills	0.00%		10/24/2013		199,992,206

	Total Short Term Investments (Cost $2,279,034,209)					2,279,324,974

	Total Investments 99.9% (Cost $34,967,381,738)					35,068,666,133
	Other Assets in Excess of Liabilities 0.1%					38,537,212

	NET ASSETS 100.0%					$35,107,203,345

SECURITY TYPE BREAKDOWN as % of Net Assets
US Government / Agency Mortgage Backed Obligations	49.8%
Non-Agency Residential Collateralized Mortgage Obligations	28.7%
Short Term Investments	6.5%
Non-Agency Commercial Mortgage Backed Obligations	6.4%
US Government Bonds and Notes	5.4%
Collateralized Loan Obligations	3.1%
Other Assets and Liabilities	0.1%

100.0%

#	Variable rate security. Rate disclosed as of September 30, 2013.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2013, the value of these securities amounted to $3,782,183,353 or 10.8% of net assets.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

P/O	Principal only security

♦	Seven-day yield as of September 30, 2013

~	First call date

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	29

Schedule of Investments DoubleLine Core Fixed Income Fund	(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 3.1%

	Adirondack Park Ltd.,
$368,761	Series 2013-1A-X	1.27%	#^	04/15/2016	368,830

	ALM Loan Funding,
1,000,000	Series 2011-4A-C	3.02%	#^	07/18/2022	978,145

	ARES Ltd.,
1,500,000	Series 2012-2A-D	4.97%	#^	10/12/2023	1,503,163
2,000,000	Series 2013-1A-D	4.04%	#^	04/15/2025	1,915,996

	BlueMountain Ltd.,
1,500,000	Series 2012-1A-E	5.77%	#^	07/20/2023	1,452,644

	Brookside Mill Ltd.,
1,250,000	Series 2013-1A-C1	2.92%	#^	04/17/2025	1,220,444
2,250,000	Series 2013-1A-D	3.27%	#^	04/17/2025	2,071,531
1,250,000	Series 2013-1A-E	4.62%	#^	04/17/2025	1,134,775

	Cent Ltd.,
2,000,000	Series 2013-18A-D	3.70%	#^	07/23/2025	1,908,806
1,500,000	Series 2013-18A-E	4.85%	#^	07/23/2025	1,336,922

	Centurion Ltd.,
2,000,000	Series 2005-8X-C	2.26%	#	03/08/2017	1,936,626

	Chatham Light Ltd.,
1,500,000	Series 2005-2A-C	1.97%	#^	08/03/2019	1,438,339

	Dryden Senior Loan Fund,
2,000,000	Series 2012-24A-D	5.01%	#^	11/15/2023	2,009,957

	Four Corners Ltd.,
2,000,000	Series 2006-3A-D	1.77%	#^	07/22/2020	1,917,176

	Galaxy Ltd.,
1,000,000	Series 2013-15A-B	2.13%	#^	04/15/2025	996,492
1,000,000	Series 2013-15A-C	2.88%	#^	04/15/2025	959,860
1,000,000	Series 2013-15A-D	3.68%	#^	04/15/2025	956,788

	GLG Ore Hill Ltd.,
250,000	Series 2013-1A-A	1.39%	#^	07/15/2025	245,225

	GoldenTree Loan Opportunities Ltd.,
760,000	Series 2007-4A-D	4.51%	#^	08/18/2022	722,953
2,000,000	Series 2012-6A-D	4.47%	#^	04/17/2022	1,994,256

	ICE Global Credit Ltd.,
1,000,000	Series 2013-1A-X	1.27%	#^	04/20/2015	1,000,000

	LCM LP,
2,000,000	Series 10A-D	4.87%	#^	04/15/2022	1,995,302
1,000,000	Series 10X-A	1.75%	#	04/15/2022	1,000,873
2,000,000	Series 11A-D2	4.22%	#^	04/19/2022	1,974,251
1,000,000	Series 12A-E	6.02%	#^	10/19/2022	983,703

	Magnetite Ltd.,
1,500,000	Series 2012-7A-D	5.52%	#^	01/15/2025	1,428,334

	Nomad Ltd.,
1,500,000	Series 2013-1A-B	3.22%	#^	01/15/2025	1,477,849
1,500,000	Series 2013-1A-C	3.77%	#^	01/15/2025	1,445,121

	OCP Ltd.,
2,000,000	Series 2013-3A-B	3.03%	#^	01/17/2025	1,951,856

	Octagon Investment Partners Ltd.,
2,000,000	Series 2013-1A-D	3.62%	#^	07/17/2025	1,904,707
2,000,000	Series 2013-1A-E	4.77%	#^	07/17/2025	1,809,604

	OHA Intrepid Leverage Loan Fund Ltd.,
2,000,000	Series 2011-1AR-DR	3.32%	#^	04/20/2021	1,974,516

	Race Point Ltd.,
1,000,000	Series 2013-8A-B	2.16%	#^	02/20/2025	1,005,014

	Saturn Ltd.,
500,000	Series 2007-1A-D	4.26%	#^	05/13/2022	460,383

	TCW Global Project Fund Ltd.,
572,173	Series 2004-1A-REV	0.92%	#^	06/15/2016	569,313

	Venture Ltd.,
2,500,000	Series 2005-1A-A2	0.71%	#^	11/22/2018	2,406,246
500,000	Series 2012-10A-C	3.52%	#^	07/20/2022	494,157
2,000,000	Series 2012-10A-D	4.47%	#^	07/20/2022	1,986,207

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WhiteHorse Ltd.,
$2,000,000	Series 2006-1A-B1L	2.12%	#^	05/01/2018	1,951,419

	Wind River Ltd.,
3,000,000	Series 2013-1A-C	3.68%	#^	04/20/2025	2,885,038

	Total Collateralized Loan Obligations (Cost $58,055,851)				57,772,821

FOREIGN CORPORATE BONDS 16.4%
700,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	742,000
4,300,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	4,558,000
1,000,000	Alfa Bond Issuance	7.50%		09/26/2019	1,037,500
1,500,000	Alpek S.A. de C.V.	5.38%	^	08/08/2023	1,488,750
2,100,000	Anadolu Efes Biracilik ve Malt Sanayii A.S.	3.38%	^	11/01/2022	1,727,250
5,475,000	Australia and New Zealand Banking Group Ltd.	4.88%	^	01/12/2021	6,008,763
2,500,000	Banco de Bogota S.A.	5.38%	^	02/19/2023	2,343,750
2,500,000	Banco de Bogota S.A.	5.38%		02/19/2023	2,343,750
5,000,000	Banco de Credito del Peru	4.25%	^	04/01/2023	4,465,000
1,300,000	Banco de Credito del Peru	4.25%		04/01/2023	1,160,900
1,000,000	Banco de Credito del Peru	6.13%	#^	04/24/2027	982,500
503,000	Banco de Credito del Peru	9.75%	#^	11/06/2069	574,678
350,000	Banco de Credito del Peru	9.75%	#	11/06/2069	399,875
1,000,000	Banco de Credito e Inversiones	4.00%		02/11/2023	915,740
3,000,000	Banco do Brasil S.A.	8.50%	#	10/20/2020	3,360,000
2,000,000	Banco do Brasil S.A.	5.88%		01/19/2023	1,885,000
900,000	Banco GNB Sudameris S.A.	3.88%	^	05/02/2018	839,250
800,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	746,000
1,000,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	995,000
895,000	Banco International del Peru S.A.A.	8.50%	#	04/23/2070	946,462
1,000,000	Banco Nacional de Desenvolvimento Economico e Social	5.75%	^	09/26/2023	1,002,500
6,900,000	Bancolombia S.A.	5.95%		06/03/2021	7,038,000
6,150,000	Bank Of Montreal	1.40%		09/11/2017	6,065,019
500,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	481,250
5,650,000	BBVA Bancomer S.A.	6.50%		03/10/2021	5,904,250
2,687,000	BP Capital Markets PLC	4.75%		03/10/2019	2,975,960
25,000	BP Capital Markets PLC	2.50%		11/06/2022	22,661
5,388,000	British Telecommunications PLC	5.95%		01/15/2018	6,181,108
4,200,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	4,101,178
2,400,000	Cemex Espana S.A.	9.25%		05/12/2020	2,592,000
300,000	Cemex S.A.B. de C.V.	9.00%		01/11/2018	324,750
1,400,000	Cencosud S.A.	4.88%		01/20/2023	1,332,423
6,600,000	Cencosud S.A.	4.88%	^	01/20/2023	6,281,425
5,400,000	CFR International S.A.	5.13%		12/06/2022	4,983,358
600,000	CFR International S.A.	5.13%	^	12/06/2022	553,706
4,000,000	Cia Minera Milpo S.A.A.	4.63%	^	03/28/2023	3,610,000
8,500,000	Corpbanca S.A.	3.13%		01/15/2018	7,793,174
3,500,000	CorpGroup Banking S.A.	6.75%	^	03/15/2023	2,992,500
2,000,000	Corporacion Financiera de Desarrolo S.A.	4.75%		02/08/2022	1,945,000
700,000	Corporacion Lindley S.A.	6.75%		11/23/2021	738,500
2,000,000	Corporacion Lindley S.A.	6.75%	^	11/23/2021	2,110,000
500,000	Corporacion Lindley S.A.	4.63%	^	04/12/2023	453,750
800,000	Corporacion Pesquera Inca S.A.C.	9.00%	^	02/10/2017	808,000

30	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$2,444,000	Corporacion Pesquera Inca S.A.C.	9.00%		02/10/2017	2,468,440
1,700,000	Cosan Luxembourg S.A.	5.00%	^	03/14/2023	1,534,250
1,300,000	Cosan Luxembourg S.A.	5.00%		03/14/2023	1,173,250
3,125,000	Diageo Capital PLC	1.50%		05/11/2017	3,128,856
500,000	Digicel Ltd.	7.00%		02/15/2020	500,000
1,500,000	Digicel Ltd.	6.00%	^	04/15/2021	1,413,750
200,000	Ecopetrol S.A.	5.88%		09/18/2023	208,500
1,500,000	Embraer Overseas Ltd.	5.70%	^	09/16/2023	1,470,000
400,000	Empresas Publicas de Medellin	7.63%		07/29/2019	463,000
4,400,000	ESAL GmbH	6.25%	^	02/05/2023	3,905,000
2,100,000	ESAL GmbH	6.25%		02/05/2023	1,863,750
2,000,000	Ferreycorp S.A.A.	4.88%	^	04/26/2020	1,845,000
2,960,000	France Telecom S.A.	2.75%		09/14/2016	3,055,969
2,600,000	Freeport-McMoRan Copper & Gold, Inc.	3.55%		03/01/2022	2,395,479
8,000,000	Gaz Capital S.A.	4.95%		02/06/2028	7,120,000
500,000	Globo Communicacao e Participacoes S.A.	5.31%	#^	05/11/2022	505,000
3,200,000	Grupo Aval Ltd.	4.75%	^	09/26/2022	2,880,000
3,300,000	Grupo Aval Ltd.	4.75%		09/26/2022	2,970,000
2,200,000	Grupo KUO S.A.B. de C.V.	6.25%	^	12/04/2022	2,117,500
2,400,000	Grupo KUO S.A.B. de C.V.	6.25%		12/04/2022	2,310,000
3,100,456	IIRSA Norte Finance Ltd.	8.75%		05/30/2024	3,627,534
2,200,000	Industrial Senior Trust	5.50%	^	11/01/2022	2,018,500
3,800,000	Industrial Senior Trust	5.50%		11/01/2022	3,486,500
1,100,000	Inkia Energy Ltd.	8.38%		04/04/2021	1,157,750
400,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	421,000
2,700,000	Instituto Costarricense de Electricidad	6.95%	^	11/10/2021	2,787,750
2,300,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	2,374,750
2,040,000	Intelsat Ltd.	7.75%	^	06/01/2021	2,119,050
2,700,000	Inversiones CMPC S.A.	4.50%	^	04/25/2022	2,527,999
200,000	Inversiones CMPC S.A.	4.50%		04/25/2022	187,259
1,700,000	Inversiones CMPC S.A.	4.38%	^	05/15/2023	1,589,029
2,000,000	IOI Investment BHD	4.38%		06/27/2022	1,886,218
2,500,000	Itau Unibanco Holding S.A.	5.50%		08/06/2022	2,350,000
500,000	Ixe Banco S.A.	9.25%		10/14/2020	591,565
5,700,000	Korea Development Bank	4.38%		08/10/2015	6,044,297
5,200,000	Lukoil International Finance B.V.	4.56%		04/24/2023	4,850,300
2,000,000	Mexichem S.A.B. de C.V.	4.88%	^	09/19/2022	1,945,000
3,500,000	Minerva Luxembourg S.A.	7.75%	^	01/31/2023	3,307,500
300,000	Minerva Luxembourg S.A.	7.75%		01/31/2023	283,500
4,000,000	Noble Group Ltd.	6.75%		01/29/2020	4,160,000
5,300,000	OAS Financial Ltd.	8.88%	#^	04/25/2018	4,836,250
1,900,000	Odebrecht Finance Ltd.	7.50%		09/14/2015	1,852,500
500,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	478,750
4,600,000	Pacific Rubiales Energy Corporation	7.25%		12/12/2021	4,853,000
3,800,000	Pacific Rubiales Energy Corporation	7.25%	^	12/12/2021	4,009,000
1,500,000	Pacific Rubiales Energy Corporation	5.13%	^	03/28/2023	1,351,875
5,600,000	Pemex Project Funding Master Trust	6.63%		06/15/2035	5,942,328
1,000,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	925,000
1,800,000	Pesquera Exalmar S.A.A.	7.38%	^	01/31/2020	1,665,000
2,400,000	Petrobras Global Finance B.V.	4.38%		05/20/2023	2,219,486
5,550,000	Petroleos Mexicanos	3.50%		01/30/2023	5,058,670
700,000	Petroleos Mexicanos	4.88%		01/18/2024	701,750
3,800,000	Polyus Gold International Ltd.	5.63%	^	04/29/2020	3,743,000
500,000	PTT Public Company Ltd.	3.38%		10/25/2022	457,616
1,525,000	Ras Laffan Liquefied Natural Gas Company	5.84%		09/30/2027	1,643,950
7,100,000	Rosneft International Finance Ltd.	4.20%		03/06/2022	6,567,500
2,425,000	Royal KPN N.V.	8.38%		10/01/2030	3,110,555
2,300,000	SACI Falabella	3.75%	^	04/30/2023	2,058,500
1,700,000	Samarco Mineracao S.A.	4.13%	^	11/01/2022	1,483,250
1,600,000	Samarco Mineracao S.A.	4.13%		11/01/2022	1,396,000

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$4,500,000	SB Capital S.A.	5.13%		10/29/2022	4,219,650
2,408,000	Scotiabank Peru S.A.	4.50%	#	12/13/2027	2,107,000
7,092,000	Scotiabank Peru S.A.	4.50%	#^	12/13/2027	6,205,500
1,500,000	SMU S.A.	7.75%	^	02/08/2020	1,012,500
250,000	Southern Copper Corporation	6.75%		04/16/2040	245,824
3,800,000	Southern Copper Corporation	5.25%		11/08/2042	3,083,654
6,500,000	Tanner Servicios Financieros S.A.	4.38%	^	03/13/2018	6,176,476
200,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	198,500
6,950,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	7,002,125
6,400,000	Tupras Turkiye Petrol Rafinerileri A.S.	4.13%	^	05/02/2018	6,008,000
3,100,000	Tupras Turkiye Petrol Rafinerileri A.S.	4.13%		05/02/2018	2,910,125
200,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	202,000
2,500,000	Vedanta Resources PLC	8.25%		06/07/2021	2,535,938
2,200,000	Vedanta Resources PLC	7.13%	^	05/31/2023	2,051,500
4,000,000	VimpelCom Holdings B.V.	5.95%	^	02/13/2023	3,802,640
200,000	Volcan Cia Minera S.A.	5.38%		02/02/2022	191,000
1,990,000	VPII Escrow Corporation	7.50%	^	07/15/2021	2,154,175
4,000,000	VTB Capital S.A.	6.88%		05/29/2018	4,310,000
1,900,000	VTB Capital S.A.	6.95%		10/17/2022	1,895,250

	Total Foreign Corporate Bonds (Cost $324,057,653)				309,519,762

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 0.6%
2,300,000	Caixa Economica Federal	3.50%		11/07/2022	1,909,000
5,790,000	Corporacion Andina de Fomento	3.75%		01/15/2016	6,077,641
4,550,000	United Mexican States	4.00%		10/02/2023	4,527,250

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $12,371,495)				12,513,891

MUNICIPAL BONDS 0.8%
6,300,000	City of New York NY	5.00%		04/01/2027	6,955,137
7,100,000	New York State Dormitory Authority	5.50%		03/15/2027	8,638,428

	Total Municipal Bonds (Cost $14,868,714)				15,593,565

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 7.3%

	BAMLL Commercial Mortgage Securities Trust,
500,000	Series 2012-CLRN-B	1.78%	#^	08/15/2029	501,047
1,400,000	Series 2012-CLRN-D	2.88%	#^	08/15/2029	1,405,436

	Bear Stearns Commercial Mortgage Securities, Inc.,
1,000,000	Series 2005-T18-AJ	5.01	%#	02/13/2042	1,042,783

	CD Commercial Mortgage Trust,
2,902,000	Series 2006-CD3-AM	5.65%		10/15/2048	3,177,665
105,344,713	Series 2007-CD5-XP	0.31%	#^ I/O	11/15/2044	240,502
4,800,000	Series 2007-CS4-AMFX	5.37%	#	12/11/2049	4,847,983

	Citigroup Commercial Mortgage Trust,
700,000	Series 2005-C3-AM	4.83%	#	05/15/2043	735,167
2,000,000	Series 2008-C7-AM	6.13%	#	12/10/2049	2,201,393
11,849,555	Series 2012-GC8-XA	2.24%	#^ I/O	09/10/2045	1,425,430

	Commercial Mortgage Pass-Through Certificates,
4,899,407	Series 2002-LC4-XA	2.50%	#^ I/O	12/10/2044	676,035
985,000	Series 2006-C7-AM	5.78%	#	06/10/2046	1,062,778

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	31

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Commercial Mortgage Pass-Through Certificates, (Cont.)
$2,500,000	Series 2006-C8-AM	5.35%		12/10/2046	2,745,097
3,249,912	Series 2010-C1-XPA	2.35%	#^ I/O	07/10/2046	142,366
29,687,256	Series 2012-CR3-XA	2.36%	# I/O	11/15/2045	3,840,507

	Credit Suisse First Boston Mortgage Securities Corporation,
916,559	Series 1998-C2-F	6.75%	#^	11/15/2030	952,914
205,839	Series 2001-CF2-G	6.93%	^	02/15/2034	202,520
3,455,000	Series 2005-C6-AJ	5.23%	#	12/15/2040	3,675,232

	Credit Suisse Mortage Capital Certificates Corporation,
4,380,000	Series 2006-C3-AM	5.99%	#	06/15/2038	4,769,332
3,750,000	Series 2006-C4-AM	5.51%		09/15/2039	4,015,461
2,500,000	Series 2006-C5-AM	5.34%		12/15/2039	2,657,254
1,905,539	Series 2006-TF2A-A2	0.35%	#^	10/15/2021	1,898,035
2,800,000	Series 2007-TFLA-B	0.33%	#^	02/15/2022	2,748,253
3,800,000	Series 2009-RR2-IQB	5.69%	#^	04/16/2049	4,129,110

	DBRR Trust,
1,000,000	Series 2011-C32-A3B	5.94%	#^	06/17/2049	1,102,064
2,500,000	Series 2012-EZ1-B	1.39%	^	09/25/2045	2,506,750

	DBUBS Mortgage Trust,
5,829,061	Series 2011-LC2A-XA	1.42%	#^ I/O	07/10/2044	348,205

	Extended Stay America Trust,
1,000,000	Series 2013-ESFL-DFL	3.32%	#^	12/05/2031	1,008,557
2,000,000	Series 2013-ESHM-M	7.63%	^	12/05/2019	2,066,063

	Fontainebleau Miami Beach Trust,
2,500,000	Series 2012-FBLU-C	4.27%	^	05/05/2027	2,582,910
1,150,000	Series 2012-FBLU-E	5.25%	^	05/05/2027	1,196,000

	GE Capital Commercial Mortgage Corporation,
1,000,000	Series 2005-C2-B	5.11%	#	05/10/2043	1,047,597

	GMAC Commercial Mortgage Securities, Inc.,
1,000,000	Series 2006-C1-AJ	5.35%	#	11/10/2045	926,499
794,000	Series 2006-C1-AM	5.29%	#	11/10/2045	845,206

	Greenwich Capital Commercial Funding Corporation,
169,264	Series 2004-FL2A-D	0.49%	#^	11/05/2019	165,878
100,000	Series 2004-FL2A-F	0.58%	#^	11/05/2019	97,000
3,500,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	3,820,964
4,000,000	Series 2007-GG9-AMFX	5.48%		03/10/2039	4,196,988

	GS Mortgage Securities Corporation,
1,600,000	Series 2006-GG6-AJ	5.63%	#	04/10/2038	1,601,441
1,000,000	Series 2006-GG6-AM	5.62%	#	04/10/2038	1,075,272
16,944,065	Series 2006-GG6-XC	0.08%	#^ I/O	04/10/2038	21,671
4,869,952	Series 2011-GC5-XA	1.73%	#^ I/O	08/10/2044	366,001
5,866,382	Series 2012-GC6-XA	2.17%	#^ I/O	01/10/2045	728,376

	JP Morgan Chase Commercial Mortgage Securities Corporation,
523,303	Series 2003-LN1-D	4.96%	#	10/15/2037	522,973
876,072	Series 2004-C3-A4	4.66%		01/15/2042	876,716
37,860,455	Series 2006-LDP8-X	0.55%	# I/O	05/15/2045	554,145
1,000,000	Series 2007-CB18-AMFX	5.40%		06/12/2047	1,077,922
1,800,000	Series 2007-CIBC18-AM	5.47%	#	06/12/2047	1,972,049
4,450,000	Series 2007-CIBC19-AM	5.71%	#	02/12/2049	4,778,187
3,750,000	Series 2007-LD12-AM	6.00%	#	02/15/2051	4,105,978
12,050,000	Series 2009-IWST-XB	0.29%	#^ I/O	12/05/2027	252,954
1,000,000	Series 2009-RR2-GEB	5.54%	^	12/17/2049	1,074,372
12,310,151	Series 2011-C4-XA	1.74%	#^ I/O	07/15/2046	720,507
33,828,220	Series 2012-C8-XA	2.36%	# I/O	10/15/2045	4,036,637
8,825,459	Series 2012-CBX-XA	2.20%	# I/O	06/15/2045	911,273

	LB Commercial Mortgage Trust,
3,000,000	Series 2007-C3-AMFL	6.08%	#^	07/15/2044	3,345,921

	LB-UBS Commercial Mortgage Trust,
24,415	Series 2004-C4-A3	5.56%	#	06/15/2029	24,700
1,000,000	Series 2005-C3-AM	4.79%		07/15/2040	1,048,544
1,800,000	Series 2006-C6-AM	5.41%		09/15/2039	1,971,158
9,550,430	Series 2006-C7-XCL	0.33%	#^ I/O	11/15/2038	168,885
7,702,283	Series 2006-C7-XW	0.85%	#^ I/O	11/15/2038	142,388
1,600,000	Series 2007-C1-AJ	5.48%		02/15/2040	1,607,469
2,500,000	Series 2007-C1-AM	5.46%		02/15/2040	2,727,690

	Merrill Lynch Mortgage Trust,
1,600,000	Series 2006-C2-AJ	5.80%	#	08/12/2043	1,556,353

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
218,780	Series 2006-4-A2FL	0.30%	#	12/12/2049	218,447
4,000,000	Series 2007-5-AM	5.42%		08/12/2048	4,218,710

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Bank of America Merrill Lynch Trust,
$2,957,274	Series 2012-C5-XA	2.05%	#^ I/O	08/15/2045	292,704

	Morgan Stanley Capital, Inc.,
325,000	Series 2005-HQ7-AM	5.21%	#	11/14/2042	345,796
4,000,000	Series 2006-HQ8-AJ	5.50%	#	03/12/2044	4,045,376
66,931	Series 2007-HQ12-A2FL	0.43%	#	04/12/2049	65,838
3,700,000	Series 2007-IQ13-AM	5.41%		03/15/2044	3,972,407
29,407,595	Series 2011-C1-XA	1.11%	#^ I/O	09/15/2047	777,669

	Morgan Stanley Re-Remic Trust,
2,500,000	Series 2010-HQ4-AJ	4.97%	^	04/15/2040	2,573,266

	SMA Issuer LLC,
775,541	Series 2012-LV1-A	3.50	%^	08/20/2025	777,022

	TIAA Seasoned Commercial Mortgage Trust,
1,000,000	Series 2007-C4-AJ	5.55%	#	08/15/2039	1,085,408

	UBS-Barclays Commercial Mortgage Trust,
14,758,473	Series 2012-C3-XA	2.18%	#^ I/O	08/10/2049	1,883,816

	Wachovia Bank Commercial Mortgage Trust,
250,000	Series 2006-C25-AM	5.92%	#	05/15/2043	271,328
95,905,376	Series 2006-C27-XC	0.46%	#^ I/O	07/15/2045	826,129
16,932,961	Series 2006-C29-IO	0.53%	# I/O	11/15/2048	211,789
1,600,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	1,535,177
3,500,000	Series 2007-C33-AM	6.12%	#	02/15/2051	3,849,107

	WF-RBS Commercial Mortgage Trust,
19,688,914	Series 2012-C9-XA	2.42%	#^ I/O	11/15/2045	2,536,277

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $138,698,062)				137,758,829

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 14.3%

	ACE Securities Corporation,
2,169,255	Series 2006-NC1-A2C	0.38%	#	12/25/2035	2,149,453

	Adjustable Rate Mortgage Trust,
111,259	Series 2007-3-1A1	3.80%	#^	11/25/2037	77,483

	American General Mortgage Loan Trust,
4,000,000	Series 2010-1-A3	5.65%	#^	03/25/2058	4,182,340

	Banc of America Funding Corporation,
4,113,797	Series 2005-G-A3	5.19%	#	10/20/2035	3,994,534
2,217,662	Series 2006-2-6A2	5.50%		03/25/2036	2,223,042
1,265,556	Series 2006-6-1A2	6.25%		08/25/2036	1,241,174

	Banc of America Mortgage Securities, Inc.,
631,550	Series 2004-8-4A1	5.50%		09/25/2024	646,486

	BCAP LLC Trust,
2,039,298	Series 2009-RR13-6A5	6.04%	#^	04/26/2037	2,132,064

	Bear Stearns Asset Backed Securities Trust,
343,214	Series 2007-SD1-1A3A	6.50%		10/25/2036	287,645

	Chase Mortgage Finance Corporation,
8,505,187	Series 2007-A2-6A4	2.82%	#	07/25/2037	7,626,219
2,568,247	Series 2007-S3-2A1	5.50%		05/25/2037	2,489,563

	Citicorp Mortgage Securities, Inc.,
264,400	Series 2005-1-1A4	5.50%		02/25/2035	274,704

	Citicorp Residential Mortgage Securities, Inc.,
1,800,000	Series 2006-2-A5	6.04%	#	09/25/2036	1,724,928

	Citigroup Mortgage Loan Trust, Inc.,
412,669	Series 2006-WF2-A2C	5.85%	#	05/25/2036	268,485
4,928,000	Series 2008-AR4-2A1B	2.74%	#^	11/25/2038	4,124,738
3,000,000	Series 2010-8-5A4	9.09%	#^	11/25/2036	2,567,153
14,811,594	Series 2010-8-6A4	8.21%	#^	12/25/2036	12,039,557
2,600,039	Series 2011-12-3A1	5.59%	^	09/25/2047	2,600,908

	CitiMortgage Alternative Loan Trust,
338,334	Series 2006-A2-A2	6.00%		05/25/2036	279,415
173,894	Series 2006-A5-3A3	6.00%		10/25/2036	135,808
327,985	Series 2007-A1-1A7	6.00%		01/25/2037	277,431

	Countrywide Alternative Loan Trust,
425,752	Series 2005-20CB-1A1	5.50%		07/25/2035	370,171
479,510	Series 2005-28CB-3A6	6.00%		08/25/2035	400,082

32	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust, (Cont.)
$2,417,551	Series 2005-46CB-A22	5.25%		10/25/2035	2,130,334
471,796	Series 2005-J10-1A13	0.88%	#	10/25/2035	359,809
780,897	Series 2006-26CB-A9	6.50%		09/25/2036	618,328
2,781,459	Series 2007-12T1-A1	6.00%		06/25/2037	2,347,760
3,042,329	Series 2007-16CB-2A1	0.63%	#	08/25/2037	1,720,336
880,982	Series 2007-16CB-2A2	53.09%	# I/F	08/25/2037	2,038,178
225,018	Series 2007-17CB-1A10	29.08%	#I/F	08/25/2037	329,486
1,198,381	Series 2007-18CB-2A17	6.00%		08/25/2037	1,054,192
4,875,386	Series 2007-23CB-A3	0.68%	#	09/25/2037	2,870,963
4,789,237	Series 2007-23CB-A4	6.32%	#I/F I/O	09/25/2037	1,039,248
887,209	Series 2007-4CB-2A1	7.00%		03/25/2037	301,250

	Countrywide Asset-Backed Certificates,
200,160	Series 2005-13-AF3	5.16%	#	04/25/2036	172,536

	Countrywide Home Loans,
361,016	Series 2002-32-2A6	5.00%		01/25/2018	372,529
1,120,710	Series 2005-28-A7	5.25%		01/25/2019	1,006,402
1,945,980	Series 2007-10-A5	6.00%		07/25/2037	1,708,248
869,636	Series 2007-15-1A16	6.25%		09/25/2037	793,831
2,239,112	Series 2007-3-A17	6.00%		04/25/2037	2,032,722

	Credit Suisse First Boston Mortgage Securities Corporation,
213,834	Series 2005-10-5A5	5.50%		11/25/2035	183,976
3,638,728	Series 2005-8-1A3	5.25%		09/25/2035	3,520,646
3,598,137	Series 2005-8-9A4	5.50%		09/25/2035	3,263,881

	Credit Suisse Mortgage Capital Certificates,
8,166,287	Series 2006-4-6A1	6.00%		05/25/2036	7,549,177
382,679	Series 2006-4-7A1	5.50%		05/25/2021	364,033
2,177,422	Series 2006-7-1A3	5.00%		08/25/2036	1,772,152
234,531	Series 2007-1-3A1	6.00%		02/25/2022	195,512
132,617	Series 2007-2-2A1	5.00%		03/25/2037	128,846
9,472,466	Series 2010-4R-3A17	7.52%	#^	06/26/2037	8,622,116

	Deutsche Mortgage Securities, Inc.,
3,046,510	Series 2006-PR1-3A1	11.87%	#^ I/F	04/15/2036	3,257,907
295,337	Series 2006-PR1-4AI2	14.26%	#^ I/F	04/15/2036	337,546
1,912,109	Series 2006-PR1-5AI4	11.87%	#^ I/F	04/15/2036	2,274,142

	First Horizon Alternative Mortgage Securities,
821,473	Series 2006-FA2-1A5	6.00%		05/25/2036	692,190
208,454	Series 2006-RE1-A1	5.50%		05/25/2035	199,430

	GSAA Home Equity Trust,
1,201,468	Series 2005-7-AF5	4.61%	#	05/25/2035	1,193,505
2,843,379	Series 2007-10-A1A	6.00%		11/25/2037	2,400,764
2,082,503	Series 2007-10-A2A	6.50%		11/25/2037	1,633,699

	GSR Mortgage Loan Trust,
254,329	Series 2006-2F-5A1	4.50%		01/25/2021	251,389

	GSR Mortgage Loan Trust,
12,748,273	Series 2006-3F-4A1	6.00%		03/25/2036	11,627,024
2,125,343	Series 2007-1F-2A2	5.50%		01/25/2037	2,018,254

	HSI Asset Loan Obligation Trust,
238,655	Series 2006-2-2A1	5.50%		12/25/2021	228,912

	JP Morgan Alternative Loan Trust,
491,890	Series 2006-S2-A4	6.19%	#	05/25/2036	338,806
10,000,000	Series 2006-S3-A4	6.31%	#	08/25/2036	7,334,880
2,793,656	Series 2006-S3-A6	6.12%	#	08/25/2036	2,594,807
3,319,520	Series 2006-S4-A6	5.71%	#	12/25/2036	3,112,731

	JP Morgan Mortgage Trust,
649,552	Series 2007-S3-1A7	6.00%		08/25/2037	569,407

	JP Morgan Resecuritization Trust,
5,852,966	Series 2011-2-2A3	3.50%	#^	07/26/2036	5,958,797

	Lehman Mortgage Trust,
4,225,890	Series 2005-1-2A4	5.50%		11/25/2035	4,128,462
1,218,184	Series 2006-3-1A5	6.00%		07/25/2036	940,461
88,561	Series 2006-9-1A19	29.86%	# I/F	01/25/2037	129,111
1,608,203	Series 2007-10-2A1	6.50%		01/25/2038	1,446,486
337,214	Series 2007-2-1A1	5.75%		02/25/2037	251,663

	MASTR Alternative Loans Trust,
226,811	Series 2005-2-3A1	6.00%		03/25/2035	230,490
93,860	Series 2007-1-2A7	6.00%		10/25/2036	76,460

	MASTR Asset Securitization Trust,
392,409	Series 2003-2-30B2	5.75%		04/25/2033	392,391

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Mortgage Loan Trust,
$888,584	Series 2004-1-1A1	5.00%		11/25/2018	914,254
2,802,937	Series 2005-7-7A4	5.50%		11/25/2035	2,794,382
6,520,315	Series 2006-7-3A	5.48%	#	06/25/2036	5,505,141

	Morgan Stanley Re-Remic Trust,
5,023,650	Series 2010-R6-5C	5.75%	#^	05/26/2037	4,739,587

	Nomura Asset Acceptance Corporation,
297,981	Series 2006-AP1-A2	5.52%	#	01/25/2036	211,589

	Nomura Home Equity Loan, Inc.,
742,889	Series 2006-AF1-A2	5.80%	#	10/25/2036	385,844
1,345,063	Series 2007-1-1A1	6.06%	#	02/25/2037	825,820

	Option One Mortgage Loan Trust,
105,270	Series 2004-3-M3	1.15%	#	11/25/2034	97,150

	PHH Alternative Mortgage Trust,
2,706,557	Series 2007-2-4A1	6.00%		05/25/2022	2,624,310

	Residential Accredit Loans, Inc.,
628,309	Series 2004-QS15-A1	5.25%		11/25/2034	647,355
854,845	Series 2005-QS14-3A3	6.00%		09/25/2035	781,375
271,058	Series 2005-QS1-A5	5.50%		01/25/2035	268,886
904,971	Series 2006-QS10-A4	5.75%		08/25/2036	696,718
2,037,699	Series 2006-QS6-1A15	6.00%		06/25/2036	1,603,412
667,443	Series 2006-QS6-2A1	6.00%		06/25/2021	672,310
2,915,946	Series 2007-QS3-A4	6.25%		02/25/2037	2,301,274

	Residential Asset Mortgage Products, Inc.,
550,000	Series 2005-RS1-AI5	5.41%	#	01/25/2035	505,376

	Residential Asset Securitization Trust,
414,041	Series 2005-A10-A3	5.50%		09/25/2035	361,153
470,883	Series 2005-A11-2A4	6.00%		10/25/2035	375,087
137,044	Series 2005-A7-A3	5.50%		06/25/2035	125,334
2,392,902	Series 2006-A6-1A1	6.50%		07/25/2036	1,566,538
249,028	Series 2006-R1-A1	27.68	%#I/F	01/25/2046	358,081

	Residential Funding Mortgage Securities Trust,
297,717	Series 2006-S10-1A2	6.00%		10/25/2036	272,642
1,508,846	Series 2006-S11-A3	6.00%		11/25/2036	1,382,512
2,759,707	Series 2007-S2-A4	6.00%		02/25/2037	2,464,247
1,805,792	Series 2007-S3-1A4	6.00%		03/25/2037	1,716,351

	Structured Adjustable Rate Mortgage Loan Trust,
2,891,754	Series 2005-8XS-A3	0.74%	#	04/25/2035	2,885,650
592,677	Series 2006-4-7A1	5.06%	#	05/25/2036	590,795

	Structured Asset Securities Corporation,
2,580,591	Series 2003-35-1A1	5.24%	#	12/25/2033	2,654,819
3,882,773	Series 2005-10-1A1	5.75%		06/25/2035	3,804,679
4,035,723	Series 2005-14-1A1	0.48%	#	07/25/2035	3,635,368
3,098,757	Series 2005-16-1A3	5.50%		09/25/2035	3,083,142
2,528,113	Series 2005-RF1-A	0.53%	#^	03/25/2035	2,067,564
2,528,113	Series 2005-RF1-AIO	5.32%	#^ I/O	03/25/2035	387,077

	Washington Mutual Mortgage Pass-Through Certificates,
229,557	Series 2005-1-2A	6.00%		03/25/2035	211,921
2,664,388	Series 2006-1-3A1	5.75%		02/25/2036	2,256,896
6,591,811	Series 2006-8-A6	5.17%	#	10/25/2036	4,600,438
5,872,616	Series 2006-AR19-2A	2.20%	#	01/25/2047	5,229,306
4,417,416	Series 2007-3-A6	6.00%		04/25/2037	3,734,395
277,112	Series 2007-5-A11	38.41%	# I/F	06/25/2037	483,087

	Wells Fargo Mortgage Backed Securities Trust,
7,719,629	Series 2005-12-1A5	5.50%		11/25/2035	7,769,096
4,162,016	Series 2005-17-1A1	5.50%		01/25/2036	4,200,681
217,202	Series 2005-AR14-A6	5.33%	#	08/25/2035	186,346
304,011	Series 2005-AR16-6A4	2.63%	#	10/25/2035	219,460
1,256,007	Series 2006-2-3A1	5.75%		03/25/2036	1,245,639
3,272,691	Series 2006-7-2A1	6.00%		06/25/2036	3,131,101
630,679	Series 2007-10-1A36	6.00%		07/25/2037	598,935
3,078,067	Series 2007-10-1A5	6.00%		07/25/2037	3,004,434
3,285,522	Series 2007-10-2A11	6.00%		07/25/2037	3,093,348
5,256,768	Series 2007-11-A96	6.00%		08/25/2037	5,058,423
6,410,472	Series 2007-14-1A1	6.00%		10/25/2037	6,432,761
1,539,635	Series 2007-4-A16	5.50%		04/25/2037	1,457,370
4,396,412	Series 2007-5-1A1	5.50%		05/25/2037	4,535,923
405,974	Series 2007-7-A1	6.00%		06/25/2037	383,103
7,404,287	Series 2007-8-2A2	6.00%		07/25/2037	7,070,791

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $256,842,128)				270,438,864

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	33

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US CORPORATE BONDS 18.1%
$1,870,000	Activision Blizzard, Inc.	5.63%	^	09/15/2021	1,877,013
3,640,000	ADT Corporation	3.50%		07/15/2022	3,082,891
2,385,000	Alere, Inc.	6.50%		06/15/2020	2,376,056
6,720,000	Altria Group, Inc.	2.85%		08/09/2022	6,166,427
1,570,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	1,617,100
6,025,000	American Express Credit Corporation	2.13%		07/27/2018	6,055,318
1,600,000	Ardagh Packaging Finance	7.00%	^	11/15/2020	1,544,000
800,000	Ardagh Packaging Finance	4.88%	^	11/15/2022	766,000
3,020,000	Arrow Electronics, Inc.	3.38%		11/01/2015	3,125,975
2,445,000	Ashland, Inc.	4.75%		08/15/2022	2,304,413
3,000,000	AT&T, Inc.	5.35%		09/01/2040	2,921,856
2,370,000	Atlas Pipeline Partners LP	4.75%	^	11/15/2021	2,153,738
2,240,000	Avis Budget Car Rental LLC	5.50%		04/01/2023	2,083,200
1,535,000	Baxter International, Inc.	3.20%		06/15/2023	1,500,780
2,975,000	BB&T Corporation	1.60%		08/15/2017	2,956,754
3,900,000	Becton Dickinson and Company	3.13%		11/08/2021	3,873,086
3,870,000	Biogen Idec, Inc.	6.88%		03/01/2018	4,598,775
1,045,000	BMC Software Finance, Inc.	8.13%	^	07/15/2021	1,089,412
2,227,000	Boeing Company	6.88%		03/15/2039	3,004,040
500,000	Boston Properties LP	5.63%		11/15/2020	565,989
2,300,000	Boston Properties LP	4.13%		05/15/2021	2,373,975
3,230,000	Burlington Northern Santa Fe LLC	3.00%		03/15/2023	3,045,538
2,305,000	CCO Holdings LLC	5.25%		09/30/2022	2,143,650
2,210,000	Celanese US Holdings LLC	4.63%		11/15/2022	2,127,125
3,225,000	Celgene Corporation	3.25%		08/15/2022	3,063,856
1,465,000	Cinemark USA, Inc.	7.38%		06/15/2021	1,589,525
2,280,000	CIT Group, Inc.	5.00%		08/15/2022	2,238,440
2,280,000	Claire’s Stores, Inc.	7.75%	^	06/01/2020	2,240,100
2,935,000	Coca-Cola Company	1.80%		09/01/2016	3,019,378
3,775,000	ConAgra Foods, Inc.	3.20%		01/25/2023	3,538,576
2,315,000	ConocoPhillips Company	6.50%		02/01/2039	2,921,231
4,080,000	Covidien International Finance S.A.	2.95%		06/15/2023	3,857,150
2,055,000	DaVita, Inc.	5.75%		08/15/2022	2,042,156
3,899,000	Devon Energy Corporation	6.30%		01/15/2019	4,557,448
1,645,000	Devon Energy Corporation	4.00%		07/15/2021	1,683,454
2,885,000	DIRECTV Holdings LLC	5.00%		03/01/2021	2,958,077
3,250,000	Dow Chemical Company	3.00%		11/15/2022	2,998,443
2,963,000	Duke Energy Corporation	3.55%		09/15/2021	2,974,751
1,200,000	Ecolab, Inc.	2.38%		12/08/2014	1,223,304
1,800,000	Ecolab, Inc.	1.00%		08/09/2015	1,801,654
1,965,000	Equinix, Inc.	7.00%		07/15/2021	2,100,094
5,000,000	Ford Motor Company	7.45%		07/16/2031	6,118,150
1,845,000	Gannett Company, Inc.	5.13%	^	07/15/2020	1,817,325
5,750,000	General Electric Capital Corporation	2.90%		01/09/2017	6,023,528
1,225,000	Glencore Funding LLC	2.50%	^	01/15/2019	1,149,685
2,725,000	Goldman Sachs Group, Inc.	5.75%		01/24/2022	3,026,099
1,960,000	Goodyear Tire & Rubber Company	7.00%		05/15/2022	2,048,200
2,525,000	Halliburton Company	6.15%		09/15/2019	3,029,301
2,095,000	Hawk Acquisition Sub, Inc.	4.25%	^	10/15/2020	2,003,344
1,970,000	HD Supply, Inc.	7.50%	^	07/15/2020	2,046,338
1,965,000	IASIS Healthcare LLC	8.38%		05/15/2019	2,048,512
3,145,000	Illinois Tool Works, Inc.	3.38%		09/15/2021	3,203,403
475,000	JP Morgan Chase & Company	4.50%		01/24/2022	496,332
5,850,000	JP Morgan Chase & Company	3.25%		09/23/2022	5,529,432
2,318,000	Kellogg Company	7.45%		04/01/2031	2,969,703
2,475,000	Kinder Morgan Energy Partners LP	2.65%		02/01/2019	2,460,991

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$2,225,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	2,515,803
700,000	Kinder Morgan Energy Partners LP	6.50%		09/01/2039	762,555
2,825,000	Kraft Foods, Inc.	5.38%		02/10/2020	3,194,253
4,690,000	Kroger Company	3.40%		04/15/2022	4,573,627
4,110,000	Liberty Mutual Group, Inc.	6.50%	^	05/01/2042	4,450,222
3,420,000	Macy’s Retail Holdings, Inc.	2.88%		02/15/2023	3,081,300
1,900,000	Manitowoc Company, Inc.	8.50%		11/01/2020	2,123,250
2,800,000	Marathon Petroleum Corporation	5.13%		03/01/2021	3,027,769
2,875,000	Mattel, Inc.	2.50%		11/01/2016	2,970,027
2,775,000	MetLife, Inc.	5.70%		06/15/2035	3,082,464
3,350,000	MetLife, Inc.	4.13%		08/13/2042	2,957,176
2,085,000	MGM Resorts International	6.63%		12/15/2021	2,160,581
3,200,000	Microsoft Corporation	2.13%		11/15/2022	2,917,338
1,015,000	MidAmerican Energy Holdings Company	5.95%		05/15/2037	1,130,073
2,854,000	MidAmerican Energy Holdings Company	6.50%		09/15/2037	3,382,033
3,100,000	Morgan Stanley	3.75%		02/25/2023	2,994,346
4,106,000	Motorola Solutions, Inc.	6.00%		11/15/2017	4,688,128
544,000	MPT Operating Partnership LP	6.38%		02/15/2022	553,520
5,315,000	National Rural Utilities Cooperative Finance Corporation	10.38%		11/01/2018	7,309,964
570,000	NCL Corporation Ltd.	5.00%	^	02/15/2018	571,425
2,150,000	Newfield Exploration Company	5.75%		01/30/2022	2,155,375
2,785,000	Novartis Capital Corporation	4.40%		04/24/2020	3,062,119
2,140,000	Nuveen Investments, Inc.	9.50%	^	10/15/2020	2,102,550
2,175,000	Oasis Petroleum, Inc.	6.88%	^	03/15/2022	2,300,063
2,975,000	ONEOK Partners LP	6.13%		02/01/2041	3,017,560
3,450,000	Oracle Corporation	1.20%		10/15/2017	3,391,698
1,800,000	Oracle Corporation	2.38%		01/15/2019	1,810,708
1,550,000	Penn Virginia Resource Partners LP	8.25%		04/15/2018	1,615,875
2,760,000	Phillips 66	5.88%		05/01/2042	2,909,385
4,400,000	PNC Funding Corporation	4.38%		08/11/2020	4,732,046
1,350,000	PNC Funding Corporation	3.30%		03/08/2022	1,321,499
2,040,000	Post Holdings, Inc.	7.38%	^	02/15/2022	2,154,750
2,200,000	QEP Resources, Inc.	5.38%		10/01/2022	2,112,000
2,205,000	Regency Energy Partners LP	5.50%		04/15/2023	2,127,825
2,240,000	Revlon Consumer Products Corporation	5.75%	^	02/15/2021	2,164,400
2,175,000	Reynolds Group LLC	9.88%		08/15/2019	2,370,750
1,970,000	RR Donnelley & Sons Company	7.88%		03/15/2021	2,122,675
2,100,000	Safway Group Holding LLC	7.00%	^	05/15/2018	2,142,000
2,115,000	Sally Holdings LLC	5.75%		06/01/2022	2,130,863
2,135,000	SBA Communications Corporation	5.63%		10/01/2019	2,108,312
1,960,000	Sealed Air Corporation	6.50%	^	12/01/2020	2,062,900
2,250,000	Select Medical Corporation	6.38%	^	06/01/2021	2,143,125
2,216,000	Service Corporation International	5.38%	^	01/15/2022	2,119,050
2,627,000	Simon Property Group LP	5.65%		02/01/2020	3,001,390
2,285,000	Sirius XM Radio, Inc.	4.25%	^	05/15/2020	2,142,187
1,705,000	SM Energy Company	5.00%	^	01/15/2024	1,577,125
4,188,000	Southern Power Company	4.88%		07/15/2015	4,481,826
4,375,000	Southwest Airlines Company	5.13%		03/01/2017	4,832,004
2,040,000	Spectrum Brands Escrow Corporation	6.63%	^	11/15/2022	2,121,600

34	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$2,020,000	Sun Merger Sub, Inc.	5.88%	^	08/01/2021	2,052,825
2,355,000	Targa Resources Partners LP	4.25%	^	11/15/2023	2,143,050
2,120,000	Terex Corporation	6.00%		05/15/2021	2,154,450
3,360,000	Teva Pharmaceutical Finance Company B.V.	2.95%		12/18/2022	3,119,313
2,048,000	Toll Brothers Finance Corporation	5.88%		02/15/2022	2,104,320
2,700,000	Transocean, Inc.	6.00%		03/15/2018	3,045,273
2,895,000	Tyson Foods, Inc.	4.50%		06/15/2022	3,010,056
1,910,000	United Rentals North America, Inc.	7.63%		04/15/2022	2,086,675
2,300,000	United Technologies Corporation	3.10%		06/01/2022	2,266,852
2,090,000	US Foods, Inc.	8.50%		06/30/2019	2,212,787
2,636,000	Valero Energy Corporation	6.13%		02/01/2020	3,034,885
1,975,000	Verizon Communications, Inc.	2.50%		09/15/2016	2,037,053
5,966,000	Wal-Mart Stores, Inc.	3.25%		10/25/2020	6,159,203
3,905,000	Waste Management, Inc.	6.13%		11/30/2039	4,481,198
2,155,000	WCI Communities, Inc.	6.88%	^	08/15/2021	2,074,187
3,735,000	WellPoint, Inc.	5.25%		01/15/2016	4,080,054
1,875,000	WellPoint, Inc.	2.30%		07/15/2018	1,877,978
4,850,000	Wells Fargo & Company	4.60%		04/01/2021	5,274,928
675,000	Wells Fargo & Company	3.50%		03/08/2022	676,838
2,745,000	Wynn Las Vegas LLC	7.75%		08/15/2020	3,094,988
2,750,000	Xerox Corporation	4.25%		02/15/2015	2,868,316

	Total US Corporate Bonds (Cost $349,857,586)				342,765,834

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 18.6%

	Federal Home Loan Mortgage Corporation,
2,528,130	Pool G0-1840	5.00%		07/01/2035	2,743,865
1,678,296	Pool G0-4817	5.00%		09/01/2038	1,808,900
6,367,873	Pool G0-6871	6.00%		06/01/2038	6,977,133
5,793,671	Pool N7-0081	5.50%		07/01/2038	6,335,594
7,451,358	Pool T6-0854	3.50%		09/01/2042	7,501,635
1,293,037	Pool U6-0299	4.00%		11/01/2040	1,349,828

	Federal Home Loan Mortgage Corporation,
168,131	Series 2692-SC	12.92%	# I/F	07/15/2033	207,723
5,300,000	Series 2722-PS	9.69%	# I/F	12/15/2033	6,382,071
18,026,338	Series 272-30	3.00%		08/15/2042	17,968,750
347,943	Series 2750-ZT	5.00%		02/15/2034	372,457
665,923	Series 3002-SN	6.32%	# I/F I/O	07/15/2035	106,598
290,677	Series 3045-DI	6.55%	#I /F I/O	10/15/2035	48,843
1,159,804	Series 3116-Z	5.50%		02/15/2036	1,274,111
140,581	Series 3117-ZN	4.50%		02/15/2036	154,287
1,423,945	Series 3203-ZC	5.00%		07/15/2036	1,604,066
438,240	Series 3275-SC	5.90%	# I/F I/O	02/15/2037	53,837
4,686,664	Series 3382-SB	5.82%	# I/F I/O	11/15/2037	515,724
3,434,627	Series 3384-S	6.21%	# I/F I/O	11/15/2037	412,780
3,832,954	Series 3417-SX	6.00%	# I/F I/O	02/15/2038	419,778
466,981	Series 3423-GS	5.47%	# I/F I/O	03/15/2038	51,227
466,981	Series 3423-SG	5.47%	# I/F I/O	03/15/2038	51,227
509,252	Series 3524-LB	5.46%	# I/O	06/15/2038	521,604
1,648,023	Series 3562-WS	4.77%	#I/F I/O	08/15/2039	153,817
974,346	Series 3582-SA	5.82%	# I/F I/O	10/15/2049	107,436
1,380,001	Series 3606-CS	6.17%	# I/F I/O	12/15/2039	227,103
781,523	Series 3616-SG	6.17%	# I/F I/O	03/15/2032	133,581
4,632,294	Series 3626-AZ	5.50%		08/15/2036	5,155,083
1,493,799	Series 3666-SC	5.59%	# I/F I/O	05/15/2040	189,834
600,356	Series 3666-VZ	5.50%		08/15/2036	662,961
449,946	Series 3688-CM	4.00%		07/15/2029	463,350
50,069	Series 3745-SY	9.64%	# I/F	10/15/2040	50,518
2,269,464	Series 3779-DZ	4.50%		12/15/2040	2,268,074
1,400,000	Series 3779-YA	3.50%		12/15/2030	1,366,759
306,011	Series 3780-YS	9.54%	# I/F	12/15/2040	316,684
844,782	Series 3786-SG	9.14%	# I/F	01/15/2041	839,088

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$2,224,732	Series 3795-VZ	4.00%		01/15/2041	2,224,660
117,931	Series 3798-SD	9.24%	# I/F	12/15/2040	117,474
73,974	Series 3805-KS	9.14%	# I/F	02/15/2041	74,582
1,728,448	Series 3806-CZ	5.50%		07/15/2034	1,902,657
1,156,635	Series 3808-DB	3.50%		02/15/2031	1,147,522
4,475,347	Series 3818-CZ	4.50%		03/15/2041	4,749,930
2,276,836	Series 3819-ZU	5.50%		07/15/2034	2,494,527
3,736,782	Series 3824-EY	3.50%		03/15/2031	3,704,098
256,562	Series 3828-SW	12.65%	# I/F	02/15/2041	269,687
4,005,444	Series 3863-ZA	5.50%		08/15/2034	4,504,644
3,271,128	Series 3888-ZG	4.00%		07/15/2041	3,345,538
2,411,683	Series 3910-GZ	5.00%		08/15/2041	2,619,727
18,365,336	Series 3967-ZP	4.00%		09/15/2041	17,512,156
5,315,349	Series 3972-AZ	3.50%		12/15/2041	4,970,707
21,023,674	Series 4057-ZA	4.00%		06/15/2042	19,731,191
7,759,568	Series 4096-DZ	3.50%		08/15/2042	6,867,691
1,544,070	Series R003-ZA	5.50%		10/15/2035	1,688,755

	Federal National Mortgage Association,
260,803	Series 2003-117-KS	6.92%	# I/F I/O	08/25/2033	17,119
3,307,744	Series 2003-92-PZ	5.00%		09/25/2033	3,590,166
500,000	Series 2003-W17-1A7	5.75%		08/25/2033	550,904
5,000,000	Series 2005-20-QH	5.00%		03/25/2035	5,488,742
1,224,777	Series 2006-101-SA	6.40%	#I/F I/O	10/25/2036	203,277
566,163	Series 2006-56-SM	6.57%	# I/F I/O	07/25/2036	84,912
550,139	Series 2007-116-BI	6.07%	#I/F I/O	05/25/2037	69,527
1,866,613	Series 2007-30-OI	6.26%	# I/F I/O	04/25/2037	260,873
5,298,153	Series 2008-14-ZA	5.50%		03/25/2038	5,804,267
392,529	Series 2008-29-ZA	4.50%		04/25/2038	421,160
548,808	Series 2008-62-SC	5.82%	# I/F I/O	07/25/2038	54,886
3,839,981	Series 2009-111-EZ	5.00%		01/25/2040	4,151,795
205,546	Series 2009-111-SE	6.07%	# I/F I/O	01/25/2040	23,847
323,275	Series 2009-16-MZ	5.00%		03/25/2029	350,955
522,397	Series 2009-48-WS	5.77%	# I/F I/O	07/25/2039	61,377
2,677,756	Series 2009-62-PS	5.92%	# I/F I/O	08/25/2039	339,669
3,590,443	Series 2009-77-ZA	4.50%		10/25/2039	3,935,607
1,335,665	Series 2009-83-Z	4.50%		10/25/2039	1,419,711
305,267	Series 2010-101-ZH	4.50%		07/25/2040	321,917
55,491	Series 2010-109-BS	53.02%	# I/F	10/25/2040	204,856
1,690,908	Series 2010-112-ZA	4.00%		10/25/2040	1,784,459
812,631	Series 2010-121-SD	4.32%	# I/F I/O	10/25/2040	68,281
29,336	Series 2010-137-VS	14.45%	# I/F	12/25/2040	35,060
2,232,148	Series 2010-150-ZA	4.00%		01/25/2041	2,221,437
593,294	Series 2010-31-SA	4.82%	# I/F I/O	04/25/2040	53,453
389,681	Series 2010-34-PS	4.75%	# I/F I/O	04/25/2040	35,500
657,522	Series 2010-35-SP	6.17%	# I/F I/O	04/25/2050	70,258
387,350	Series 2010-35-SV	6.27%	# I/F I/O	04/25/2040	55,380
10,049,028	Series 2010-37-MY	4.50%		04/25/2040	10,560,539
747,545	Series 2010-59-PS	6.27	%# I/F I/O	03/25/2039	83,820
870,527	Series 2010-59-SC	4.82%	# I/F I/O	01/25/2040	79,652
6,908,674	Series 2010-60-VZ	5.00%		10/25/2039	7,398,624
354,285	Series 2010-64-EZ	5.00%		06/25/2040	394,250
1,981,753	Series 2010-7-PE	5.00%		02/25/2040	2,143,826
1,184,486	Series 2010-90-GS	5.82%	# I/F I/O	08/25/2040	124,719
57,791	Series 2010-99-SG	24.09%	# I/F	09/25/2040	108,105
6,534,117	Series 2011-141-PZ	4.00%		01/25/2042	6,656,142
13,969,248	Series 2011-18-UZ	4.00%		03/25/2041	13,873,649
1,533,918	Series 2011-25-KY	3.00%		04/25/2026	1,549,192
1,000,000	Series 2011-29-AL	3.50%		04/25/2031	1,009,381
5,769,260	Series 2011-59-MA	4.50%		07/25/2041	6,258,424
9,846,095	Series 2011-63-ZE	4.00%		08/25/2038	10,371,468
2,252,502	Series 2011-72-LZ	5.50%		04/25/2037	2,507,546
794,133	Series 2011-88-SB	8.93%	# I/F	09/25/2041	795,106
17,134,266	Series 2012-144-PT	4.45%	#	11/25/2049	18,623,902
1,086,094	Series 400-S4	5.27%	# I/F I/O	11/25/2039	131,737

	Federal National Mortgage Association Pass-Thru,
489,290	Pool 555743	5.00%		09/01/2033	533,186
419,081	Pool 735382	5.00%		04/01/2035	455,726
3,281,035	Pool 735383	5.00%		04/01/2035	3,567,628
1,737,195	Pool 735402	5.00%		04/01/2035	1,888,759
2,531,802	Pool 735484	5.00%		05/01/2035	2,752,899
2,923,748	Pool 890385	6.00%		12/01/2039	3,196,212
452,005	Pool 931104	5.00%		05/01/2039	489,979
5,860,560	Pool 995023	5.50%		08/01/2037	6,397,096
3,037,067	Pool 995112	5.50%		07/01/2036	3,320,892
2,801,557	Pool 995203	5.00%		07/01/2035	3,047,404
1,991,116	Pool AB2123	4.00%		01/01/2031	2,124,703

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	35

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2013

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
$207,762	Pool AB2370	4.50%		09/01/2035	219,031
69,928	Pool AC1032	5.00%		06/01/2040	73,953
49,461	Pool AD2177	4.50%		06/01/2030	53,646
3,034,467	Pool AH7309	4.00%		02/01/2031	3,237,814
1,583,634	Pool AL1691	6.00%		06/01/2041	1,731,213
1,906,953	Pool MA0264	4.50%		12/01/2029	2,066,397
248,634	Pool MA0282	5.00%		12/01/2039	271,755
1,428,587	Pool MA0353	4.50%		03/01/2030	1,551,783
157,099	Pool MA0468	5.00%		07/01/2040	166,094
11,603,964	Pool MA1179	3.50%		09/01/2042	11,695,296

	Government National Mortgage Association,
1,678,863	Pool 752494	5.50%		09/20/2039	1,846,949
271,875	Series 2003-67-SP	6.92%	# I/F I/O	08/20/2033	77,657
526,936	Series 2008-82-SM	5.87%	# I/F I/O	09/20/2038	66,639
6,696,025	Series 2009-32-ZE	4.50%		05/16/2039	7,181,979
4,252,037	Series 2009-35-DZ	4.50%		05/20/2039	4,620,878
4,188,850	Series 2009-75-GZ	4.50%		09/20/2039	4,539,698
4,883,581	Series 2009-75-HZ	5.00%		09/20/2039	5,383,001
107,888	Series 2010-25-ZB	4.50%		02/16/2040	111,480
6,713,021	Series 2011-45-GZ	4.50%		03/20/2041	7,069,788
11,104,925	Series 2011-71-ZA	4.50%		02/20/2041	11,686,051

	Total US Government/Agency Mortgage Backed Obligations (Cost $346,492,426)				352,496,935

US GOVERNMENT BONDS AND NOTES 11.9%
10,300,000	United States Treasury Bonds	4.25%		05/15/2039	11,442,661
23,600,000	United States Treasury Bonds	3.75%		08/15/2041	23,998,250
5,000,000	United States Treasury Notes	0.25%		03/31/2014	5,004,980
52,000,000	United States Treasury Notes	0.25%		05/31/2014	52,059,904
35,200,000	United States Treasury Notes	1.50%		08/31/2018	35,437,882
15,200,000	United States Treasury Notes	1.00%		08/31/2019	14,588,443
38,300,000	United States Treasury Notes	1.88%		06/30/2020	38,127,956
47,500,000	United States Treasury Notes	1.63%		08/15/2022	44,256,653

	Total US Government Bonds and Notes (Cost $232,521,811)				224,916,729

AFFILIATED MUTUAL FUNDS 6.8% (a)
12,739,865	DoubleLine Floating Rate Fund				128,672,635

	Total Affiliated Mutual Funds (Cost $128,211,000)				128,672,635

SHORT TERM INVESTMENTS 1.2%
22,045,991	Fidelity Institutional Government Portfolio 0.01%♦				22,045,991

	Total Short Term Investments (Cost $22,045,991)				22,045,991

	Total Investments 99.1% (Cost $1,884,022,717)				1,874,495,856
	Other Assets in Excess of Liabilities 0.9%				17,664,323

	NET ASSETS 100.0%				$1,892,160,179

SECURITY TYPE BREAKDOWN as % of Net Assets
US Government/Agency Mortgage Backed Obligations	18.6%
US Corporate Bonds	18.1%
Foreign Corporate Bonds	16.4%
Non-Agency Residential Collateralized Mortgage Obligations	14.3%
US Government Bonds and Notes	11.9%
Non-Agency Commercial Mortgage Backed Obligations	7.3%
Affiliated Mutual Funds	6.8%
Collateralized Loan Obligations	3.1%
Short Term Investments	1.2%
Municipal Bonds	0.8%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.6%
Other Assets and Liabilities	0.9%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets
United States	82.1%
Peru	2.3%
Chile	2.2%
Russia	2.0%
Colombia	2.0%
Brazil	1.9%
Mexico	1.8%
Britain	0.7%
Turkey	0.6%
Canada	0.4%
Supranational	0.3%
South Korea	0.3%
Australia	0.3%
Guatemala	0.3%
Dominican Republic	0.3%
Costa Rica	0.3%
India	0.2%
China	0.2%
Netherlands	0.2%
France	0.2%
Indonesia	0.1%
Luxembourg	0.1%
Jamaica	0.1%
Malaysia	0.1%
Qatar	0.1%
Thailand	0.0%
Paraguay	0.0%
Other Assets and Liabilities	0.9%

100.0%

36	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2013

INDUSTRY BREAKDOWN as a % of Net Assets
US Government / Agency Mortgage Backed Obligations	18.6%
Non-Agency Residential Collateralized Mortgage Obligations	14.3%
US Government Bonds and Notes	11.9%
Non-Agency Commercial Mortgage Backed Obligations	7.3%
Affiliated Mutual Funds	6.8%
Banking	6.5%
Oil and Gas	4.3%
Collateralized Loan Obligations	3.1%
Health Care	1.7%
Telecommunications	1.7%
Utilities	1.7%
Retail	1.5%
Chemicals/Plastics	1.5%
Consumer Products	1.4%
Short Term Investments	1.2%
Financial Intermediaries	1.1%
Mining	1.1%
Business Equipment and Services	1.0%
Energy	0.9%
Finance	0.8%
Municipal Bond	0.8%
Transportation	0.8%
Food Products	0.7%
Pharmaceuticals	0.7%
Conglomerates	0.7%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.6%
Insurance	0.6%
Automotive	0.5%
Media	0.5%
Beverage and Tobacco	0.5%
Building and Development	0.5%
Construction	0.4%
Cosmetics/Toiletries	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Pulp & Paper	0.4%
Software	0.4%
Electronics/Electric	0.3%
Industrial	0.3%
Real Estate	0.3%
Environmental Control	0.2%
Food/Drug Retailers	0.2%
Machinery and Tools	0.2%
Packaging	0.2%
Steel	0.1%
Other Assets and Liabilities	0.9%

100.0%

#	Variable rate security. Rate disclosed as of September 30, 2013.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2013, the value of these securities amounted to $319,222,063 or 16.9% of net assets.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

(a)	Institutional class shares

♦	Seven-day yield as of September 30, 2013

Investments in Affiliates

Generally, an issuer is an affiliated person of a Fund under the Investment Company Act of 1940 if the Fund holds 5% or more of the outstanding voting securities of the issuer or if the issuer is under common control with the Fund.

A summary of DoubleLine Core Fixed Income Fund’s investment in affiliated mutual funds for the period ended September 30, 2013, is as follows:

Fund	Value at March 31, 2013	Gross Purchases	Gross Sales	Shares Held at September 30, 2013	Value at September 30, 2013	Dividend Income Earned in the Period Ended September 30, 2013	Net Realized Gain (Loss) in the Period Ended September 30, 2013
DoubleLine Floating Rate Fund	$58,383,641	$70,211,000	$—	12,739,865	$128,672,635	$988,289	$—

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	37

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund	(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 95.9%

BRAZIL 13.1%
$7,000,000	Banco do Brasil S.A.	8.50%	#	10/20/2020	7,840,000
1,500,000	Banco do Brasil S.A.	5.88%		01/19/2023	1,413,750
2,000,000	Banco Nacional de Desenvolvimento Economico e Social	5.75%	^	09/26/2023	2,005,000
3,000,000	Caixa Economica Federal	3.50%		11/07/2022	2,490,000
1,300,000	Cosan Luxembourg S.A.	5.00%	^	03/14/2023	1,173,250
4,998,000	Embraer Overseas Ltd.	5.70%	^	09/16/2023	4,898,040
8,600,000	ESAL GmbH	6.25%	^	02/05/2023	7,632,500
2,000,000	ESAL GmbH	6.25%		02/05/2023	1,775,000
1,600,000	Globo Communicacao e Participacoes S.A.	5.31%	#^	05/11/2022	1,616,000
4,000,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	4,040,000
2,000,000	Itau Unibanco Holding S.A.	5.50%		08/06/2022	1,880,000
8,100,000	Minerva Luxembourg S.A.	7.75%	^	01/31/2023	7,654,500
500,000	Minerva Luxembourg S.A.	7.75%		01/31/2023	472,500
11,000,000	OAS Financial Ltd.	8.88%	#^	04/25/2018	10,037,500
5,100,000	Odebrecht Finance Ltd.	7.50%		09/14/2015	4,972,500
1,000,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	957,500
4,600,000	Petrobras Global Finance B.V.	4.38%		05/20/2023	4,254,016
6,800,000	Samarco Mineracao S.A.	4.13%	^	11/01/2022	5,933,000
4,325,000	Samarco Mineracao S.A.	4.13%		11/01/2022	3,773,562

					74,818,618

CHILE 14.8%
200,000	Banco de Credito e Inversiones	4.00%		02/11/2023	183,148
3,000,000	Celulosa Arauco y Constitucion S.A.	5.00%		01/21/2021	2,993,571
6,405,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	6,254,297
15,700,000	Cencosud S.A.	4.88%	^	01/20/2023	14,942,177
2,000,000	CFR International S.A.	5.13%	^	12/06/2022	1,845,688
21,400,000	Corpbanca S.A.	3.13%		01/15/2018	19,620,461
8,200,000	CorpGroup Banking S.A.	6.75%	^	03/15/2023	7,011,000
4,900,000	Inversiones CMPC S.A.	4.50%	^	04/25/2022	4,587,850
2,800,000	Inversiones CMPC S.A.	4.50%		04/25/2022	2,621,629
3,600,000	Inversiones CMPC S.A.	4.38%	^	05/15/2023	3,365,003
5,000,000	SACI Falabella	3.75%	^	04/30/2023	4,475,000
1,800,000	SACI Falabella	3.75%		04/30/2023	1,611,000
3,900,000	SMU S.A.	7.75%	^	02/08/2020	2,632,500
13,000,000	Tanner Servicios Financieros S.A.	4.38%	^	03/13/2018	12,352,951

					84,496,275

CHINA 1.6%
9,000,000	Noble Group Ltd.	6.75%		01/29/2020	9,360,000

					9,360,000

COLOMBIA 11.5%
6,000,000	Banco de Bogota S.A.	5.38%	^	02/19/2023	5,625,000
400,000	Banco de Bogota S.A.	5.38%		02/19/2023	375,000
4,400,000	Banco GNB Sudameris S.A.	3.88%	^	05/02/2018	4,103,000
5,100,000	Bancolombia S.A.	5.95%		06/03/2021	5,202,000
200,000	Ecopetrol S.A.	5.88%		09/18/2023	208,500
200,000	Empresas Publicas de Medellin	7.63%		07/29/2019	231,500
12,000,000	Grupo Aval Ltd.	4.75%	^	09/26/2022	10,800,000
6,000,000	Grupo Aval Ltd.	4.75%		09/26/2022	5,400,000
6,314,000	Pacific Rubiales Energy Corporation	7.25%	^	12/12/2021	6,661,270
15,093,000	Pacific Rubiales Energy Corporation	7.25%		12/12/2021	15,923,115
10,576,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	10,655,320

					65,184,705

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COSTA RICA 1.9%
$6,000,000	Instituto Costarricense de Electricidad	6.95%	^	11/10/2021	6,195,000
4,775,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	4,930,188

					11,125,188

DOMINICAN REPUBLIC 2.4%
1,600,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	1,696,000
11,463,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	12,150,780

					13,846,780

GUATEMALA 1.8%
5,900,000	Industrial Senior Trust	5.50%	^	11/01/2022	5,413,250
5,100,000	Industrial Senior Trust	5.50%		11/01/2022	4,679,250

					10,092,500

INDIA 2.0%
1,250,000	Reliance Holdings USA, Inc.	5.40%	^	02/14/2022	1,254,732
500,000	Reliance Industries Ltd.	8.25%		01/15/2027	596,429
5,400,000	Vedanta Resources PLC	8.25%		06/07/2021	5,477,625
4,400,000	Vedanta Resources PLC	7.13%	^	05/31/2023	4,103,000

					11,431,786

INDONESIA 1.5%
9,000,000	Freeport-McMoRan Copper & Gold, Inc.	3.55%		03/01/2022	8,292,042

					8,292,042

JAMAICA 0.1%
500,000	Digicel Ltd.	7.00%		02/15/2020	500,000

					500,000

MALAYSIA 2.0%
12,300,000	IOI Investment BHD	4.38%		06/27/2022	11,600,241

					11,600,241

MEXICO 9.7%
3,300,000	Alpek S.A. de C.V.	4.50%	^	11/20/2022	3,077,250
6,700,000	Alpek S.A. de C.V.	5.38%	^	08/08/2023	6,649,750
3,000,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	3,138,750
11,750,000	BBVA Bancomer S.A.	6.50%		03/10/2021	12,278,750
6,200,000	Cemex Espana S.A.	9.25%		05/12/2020	6,696,000
1,100,000	Cemex S.A.B. de C.V.	9.00%		01/11/2018	1,190,750
200,000	Cemex S.A.B. de C.V.	5.88%	^	03/25/2019	192,500
6,000,000	Grupo KUO S.A.B. de C.V.	6.25%	^	12/04/2022	5,775,000
4,800,000	Grupo KUO S.A.B. de C.V.	6.25%		12/04/2022	4,620,000
1,745,000	Ixe Banco S.A.	9.25%		10/14/2020	2,064,562
8,600,000	Mexichem S.A.B. de C.V.	4.88%	^	09/19/2022	8,363,500
300,000	Petroleos Mexicanos	3.50%		01/30/2023	273,441
200,000	Petroleos Mexicanos	4.88%		01/18/2024	200,500
500,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	505,000

					55,025,753

PARAGUAY 0.1%
400,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	397,000

					397,000

PERU 15.3%
1,050,000	Banco de Credito del Peru	4.25%	^	04/01/2023	937,650
9,900,000	Banco de Credito del Peru	4.25%		04/01/2023	8,840,700
2,000,000	Banco de Credito del Peru	6.13%	#^	04/24/2027	1,965,000
3,135,000	Banco de Credito del Peru	9.75%	#	11/06/2069	3,581,737
2,033,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	2,022,835

38	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$1,773,000	Banco International del Peru S.A.A.	8.50%	#	04/23/2070	1,874,948
500,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	481,250
7,483,000	Cia Minera Milpo S.A.A.	4.63%	^	03/28/2023	6,753,407
1,000,000	Corporacion Financiera de Desarrolo S.A.	4.75%		02/08/2022	972,500
1,000,000	Corporacion Lindley S.A.	6.75%	^	11/23/2021	1,055,000
2,655,000	Corporacion Lindley S.A.	6.75%		11/23/2021	2,801,025
1,500,000	Corporacion Lindley S.A.	4.63%	^	04/12/2023	1,361,250
1,700,000	Corporacion Pesquera Inca S.A.C.	9.00%	^	02/10/2017	1,717,000
6,305,000	Corporacion Pesquera Inca S.A.C.	9.00%		02/10/2017	6,368,050
3,600,000	Ferreycorp S.A.A.	4.88%	^	04/26/2020	3,321,000
2,250,000	Fondo Mivivienda S.A.	3.50%	^	01/31/2023	1,963,125
500,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	436,250
5,817,231	IIRSA Norte Finance Ltd.	8.75%		05/30/2024	6,806,161
600,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	631,500
1,900,000	Inkia Energy Ltd.	8.38%		04/04/2021	1,999,750
4,100,000	Pesquera Exalmar S.A.A.	7.38%	^	01/31/2020	3,792,500
2,730,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	2,525,250
10,500,000	Scotiabank Peru S.A.	4.50%	#^	12/13/2027	9,187,500
7,500,000	Scotiabank Peru S.A.	4.50%	#	12/13/2027	6,562,500
750,000	Southern Copper Corporation	6.75%		04/16/2040	737,471
9,600,000	Southern Copper Corporation	5.25%		11/08/2042	7,790,285
700,000	Volcan Cia Minera S.A.	5.38%		02/02/2022	668,500

					87,154,144

QATAR 0.1%
350,000	Ras Laffan Liquefied Natural Gas Company	5.84%		09/30/2027	377,300

					377,300

RUSSIA 13.9%
500,000	Alfa Bond Issuance	7.50%		09/26/2019	518,750
1,985,000	Gaz Capital S.A.	4.95%		07/19/2022	1,922,969
13,400,000	Gaz Capital S.A.	4.95%		02/06/2028	11,926,000
1,500,000	Gaz Capital S.A.	7.29%		08/16/2037	1,623,750
12,300,000	Lukoil International Finance B.V.	4.56%		04/24/2023	11,472,825
12,500,000	Polyus Gold International Ltd.	5.63%	^	04/29/2020	12,312,500
14,600,000	Rosneft International Finance Ltd.	4.20%		03/06/2022	13,505,000
9,600,000	SB Capital S.A.	5.13%		10/29/2022	9,001,920
8,100,000	VimpelCom Holdings B.V.	5.95%	^	02/13/2023	7,700,346
2,600,000	VTB Capital S.A.	6.88%		05/29/2018	2,801,500
6,500,000	VTB Capital S.A.	6.95%		10/17/2022	6,483,750

					79,269,310

THAILAND 0.2%
1,000,000	PTT Public Company Ltd.	3.38%		10/25/2022	915,231

					915,231

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
TURKEY 3.9%
$5,700,000	Anadolu Efes Biracilik ve Malt Sanayii A.S.	3.38%	^	11/01/2022	4,688,250
18,600,000	Tupras Turkiye Petrol Rafinerileri A.S.	4.13%	^	05/02/2018	17,460,750

					22,149,000

	Total Foreign Corporate Bonds (Cost $574,635,019)				546,035,873

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 0.2%

COLOMBIA 0.2%
1,000,000	Colombia Government International Bond	8.70%		02/15/2016	1,157,500

					1,157,500

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $1,141,908)				1,157,500

SHORT TERM INVESTMENTS 0.2%
1,016,247	Fidelity Institutional Government Portfolio	0.01%	♦		1,016,247

	Total Short Term Investments (Cost $1,016,247)				1,016,247

	Total Investments 96.3% (Cost $576,793,174)				548,209,620
	Other Assets in Excess of Liabilities 3.7%				20,797,287

	NET ASSETS 100.0%				$569,006,907

COUNTRY BREAKDOWN as a % of Net Assets
Peru	15.3%
Chile	14.8%
Russia	13.9%
Brazil	13.1%
Colombia	11.7%
Mexico	9.7%
Turkey	3.9%
Dominican Republic	2.4%
Malaysia	2.0%
India	2.0%
Costa Rica	1.9%
Guatemala	1.8%
China	1.6%
Indonesia	1.5%
United States	0.2%
Thailand	0.2%
Jamaica	0.1%
Paraguay	0.1%
Qatar	0.1%
Other Assets and Liabilities	3.7%

100.0%

#	Variable rate security. Rate disclosed as of September 30, 2013.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2013, the value of these securities amounted to $237,314,990 or 41.7% of net assets.

♦	Seven-day yield as of September 30, 2013

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	39

Schedule of Investments (Consolidated) DoubleLine Multi-Asset Growth Fund	(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 2.2%

	Brookside Mill Ltd.,
$1,000,000	Series 2013-1A-E	4.62%	#^	04/17/2025	907,820
1,000,000	Series 2013-1A-SUB	17.36%	#^@	04/17/2025	965,266

	Cent Ltd.,
1,000,000	Series 2013-18A-D	3.70%	#^	07/23/2025	954,403
1,000,000	Series 2013-18A-E	4.85%	#^	07/23/2025	891,281
1,000,000	Series 2013-18A-SUB	18.43%	#^@	07/23/2025	949,066

	Total Collateralized Loan Obligations (Cost $4,691,576)				4,667,836

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 7.0%

	Adjustable Rate Mortgage Trust,
355,018	Series 2006-1-2A1	3.15%	#	03/25/2036	278,630

	Banc of America Alternative Loan Trust,
641,701	Series 2006-7-A4	6.00%	#	10/25/2036	477,824

	BCAP LLC Trust,
71,001	Series 2007-AA2-2A5	6.00%		04/25/2037	60,507
2,671,969	Series 2009-RR4-1A2	5.54%	#^	06/26/2037	1,068,365
106,000	Series 2010-RR6-1A20	6.68%	#^	08/26/2022	110,554

	Chase Mortgage Finance Corporation,
1,310,012	Series 2007-A1-12A3	4.66%	#	03/25/2037	1,089,818

	Chaseflex Trust,
363,850	Series 2007-M1-2F4	5.03%	#	08/25/2037	282,704

	Citicorp Mortgage Securities, Inc.,
154,471	Series 2007-2-3A1	5.50%		02/25/2037	150,967

	Citicorp Mortgage Loan Trust, Inc.,
357,888	Series 2009-7-2A2	5.50%	^	10/25/2021	352,856

	CitiMortgage Alternative Loan Trust,
461,678	Series 2007-A6-1A11	6.00%		06/25/2037	370,657

	Countrywide Alternative Loan Trust,
161,770	Series 2006-32CB-A16	5.50%		11/25/2036	138,713
890,743	Series 2006-J1-2A1	7.00%		02/25/2036	419,307
36,003	Series 2007-17CB-1A10	29.08%	# I/F	08/25/2037	52,718
25,625	Series 2007-21CB-2A2	27.68%	# I/F	09/25/2037	37,254

	Countrywide Asset-Backed Certificates,
743,122	Series 2006-2-2A2	0.37%	#	06/25/2036	718,777

	Countrywide Home Loans,
464,041	Series 2007-10-A5	6.00%		07/25/2037	407,351
23,808	Series 2007-4-1A5	6.50%		05/25/2037	21,445

	Credit Suisse First Boston Mortgage Securities Corporation,
291,098	Series 2005-8-1A3	5.25%		09/25/2035	281,652

	Credit Suisse Mortgage Capital Certificates,
765,273	Series 2006-2-6A8	5.75%		03/25/2036	682,103
54,670	Series 2006-9-4A1	6.00%		11/25/2036	54,929
449,789	Series 2010-7R-4A17	7.12%	#^	04/26/2037	401,415

	Deutsche Mortgage Securities, Inc.,
271,053	Series 2006-PR1-3A1	11.87%	#^ I/F	04/15/2036	289,862
382,422	Series 2006-PR1-5AI4	11.87%	#^ I/F	04/15/2036	454,828

	First Horizon Alternative Mortgage Securities,
90,086	Series 2007-FA2-1A3	6.00%		04/25/2037	68,832

	GSAA Home Equity Trust,
1,000,000	Series 2006-15-AF3B	5.93%	#	09/25/2036	182,197

	GSR Mortgage Loan Trust,
269,844	Series 2006-2F-2A20	10.92%	# I/F	02/25/2036	291,405

	JP Morgan Alternative Loan Trust,
56,986	Series 2005-S1-2A11	6.00%		12/25/2035	50,084
865,778	Series 2006-S1-1A3	5.50%		03/25/2036	726,255

	JP Morgan Mortgage Acquisition Corporation,
200,000	Series 2006-CH2-AF3	5.34%	#	10/25/2036	152,948

	Lavender Trust,
297,000	Series 2010-R12A-A3	6.00%	^	06/26/2037	310,105

	Lehman Mortgage Trust,
142,002	Series 2006-4-1A3	5.22%	# I/F I/O	08/25/2036	21,907

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Lehman Mortgage Trust, (Cont.)
$8,875	Series 2006-4-1A4	6.00%		08/25/2036	7,612
78,006	Series 2007-5-11A1	5.65%	#	06/25/2037	55,983

	Lehman XS Trust,
314,793	Series 2005-1-3A3A	5.11%	#	07/25/2035	269,752

	Long Beach Mortgage Loan Trust,
394,952	Series 2005-WL2-M1	0.65%	#	08/25/2035	384,125

	MASTR Resecuritization Trust,
485,698	Series 2008-4-A1	6.00%	#^	06/27/2036	447,056

	Morgan Stanley Mortgage Loan Trust,
454,124	Series 2007-13-6A1	6.00%		10/25/2037	353,072

	Residential Accredit Loans, Inc.,
390,318	Series 2006-QS10-A9	6.50%		08/25/2036	315,480
6,998	Series 2006-QS13-1A8	6.00%		09/25/2036	5,475
391,433	Series 2006-QS2-1A4	5.50%		02/25/2036	311,772
78,402	Series 2006-QS7-A4	0.58%	#	06/25/2036	49,858
235,205	Series 2006-QS7-A5	5.42%	# I/F I/O	06/25/2036	33,080
148,045	Series 2006-QS8-A4	0.63%	#	08/25/2036	91,935
444,135	Series 2006-QS8-A5	5.37%	# I/F I/O	08/25/2036	61,088

	Residential Asset Mortgage Products, Inc.,
435,317	Series 2004-RS2-MII1	1.05%	#	02/25/2034	407,780
2,351	Series 2004-RS9-AI4	4.77%	#	10/25/2032	2,318

	Residential Asset Securitization Trust,
35,000	Series 2005-A12-A12	5.50%		11/25/2035	31,415
864,273	Series 2006-A16-1A3	6.00%		02/25/2037	683,623
655,511	Series 2007-A1-A8	6.00%		03/25/2037	511,418
693,303	Series 2007-A5-2A5	6.00%		05/25/2037	607,737

	Washington Mutual Mortgage Pass-Through Certificates,
387,754	Series 2006-8-A6	5.17%	#	10/25/2036	270,614

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $14,133,130)				14,908,162

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 3.6%

	Federal Home Loan Mortgage Corporation,
135,121	Series 3261-SA	6.25%	# I/F I/O	01/15/2037	21,847
174,937	Series 3317-DS	14.54%	# I/F	05/15/2037	206,497
282,784	Series 3355-BI	5.87%	# I/F I/O	08/15/2037	37,236
321,996	Series 3384-S	6.21%	# I/F I/O	11/15/2037	38,698
583,062	Series 3384-SG	6.13%	# I/F I/O	08/15/2036	67,751
356,554	Series 3417-SX	6.00%	# I/F I/O	02/15/2038	39,049
583,726	Series 3423-GS	5.47%	# I/F I/O	03/15/2038	64,034
5,932,085	Series 3423-TG	0.35%	# I/F I/O	03/15/2038	45,809
653,884	Series 3500-SA	5.34%	# I/F I/O	01/15/2039	72,146
712,026	Series 3523-SM	5.82%	# I/F I/O	04/15/2039	85,941
164,802	Series 3562-WS	4.77%	# I/F I/O	08/15/2039	15,382
488,631	Series 3641-TB	4.50%		03/15/2040	518,614
629,446	Series 3728-SV	4.27%	# I/F I/O	09/15/2040	71,849
624,882	Series 3758-S	5.85%	# I/F I/O	11/15/2040	74,970
71,193	Series 3779-DZ	4.50%		12/15/2040	71,149
28,824	Series 3780-YS	9.54%	# I/F	12/15/2040	29,829
696,154	Series 3815-ST	5.67%	# I/F I/O	02/15/2041	77,584
312,911	Series 3900-SB	5.79%	# I/F I/O	07/15/2041	35,941
363,526	Series 3923-CZ	5.00%		09/15/2041	399,660
531,535	Series 3972-AZ	3.50%		12/15/2041	497,071
1,068,821	Series 3982-TZ	4.00%		01/15/2042	1,009,169

	Federal National Mortgage Association,
255,162	Series 2006-101-SA	6.40%	# I/F I/O	10/25/2036	42,349
127,164	Series 2006-123-LI	6.14%	# I/F I/O	01/25/2037	21,038
901,375	Series 2007-39-AI	5.94%	# I/F I/O	05/25/2037	134,523
492,546	Series 2007-57-SX	6.44%	# I/F I/O	10/25/2036	80,981
35,217	Series 2009-49-S	6.57%	# I/F I/O	07/25/2039	4,365
722,169	Series 2009-86-CI	5.62%	# I/F I/O	09/25/2036	92,138
473,112	Series 2009-90-IA	5.57%	# I/F I/O	03/25/2037	45,943
432,296	Series 2009-90-IB	5.54%	# I/F I/O	04/25/2037	47,514
784,080	Series 2010-39-SL	5.49%	# I/F I/O	05/25/2040	91,433
526,717	Series 2011-5-PS	6.22%	# I/F I/O	11/25/2040	61,169
317,457	Series 2012-30-DZ	4.00%		04/25/2042	303,340
1,010,038	Series 2013-53-ZC	3.00%		06/25/2043	827,185
983,943	Series 2013-55-KS	5.73%	# I/F	06/25/2043	794,149
943,257	Series 2013-55-VZ	3.00%		06/25/2043	783,108

40	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2013

PRINCIPAL AMOUNT / CONTRACTS / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association,
$83,775	Series 2009-6-SM	5.77%	# I/F I/O	02/20/2038	10,176
14,200	Series 2011-12-PO	0.00%	P/O	12/20/2040	13,357
559,418	Series 2011-45-GZ	4.50%		03/20/2041	589,149
250,000	Series 2011-7-LS	9.52%	# I/F	12/20/2040	272,621

	Total US Government/Agency Mortgage Backed Obligations (Cost $8,062,577)				7,694,764

EXCHANGE TRADED FUNDS AND COMMON STOCK 38.8%
2,500	Apple, Inc.				1,191,875
575,000	First Trust ISE-Revere Natural Gas Index Fund				10,758,250
66,000	ING Prime Rate Trust				399,960
32,000	Invesco Dynamic Credit Opportunities Fund				411,520
290,000	iShares FTSE China 25 Index Fund				10,753,200
80,000	iShares JP Morgan USD Emerging Markets Bond ETF				8,720,000
655,000	iShares MSCI United Kingdom ETF				12,851,100
255,000	Japan Equity Fund, Inc.				1,739,100
180,000	Market Vectors Russia ETF				5,072,400
20,100	Nuveen Floating Rate Income Fund				240,396
300,000	Pimco Dynamic Income Fund				8,607,000
100,000	Pioneer Floating Rate Trust				1,255,000
275,000	SPDR Barclays High Yield Bond EFT				10,956,000
255,000	Vanguard FTSE Developed Markets ETF				10,092,900

	Total Exchange Traded Funds and Common Stock (Cost $81,074,573)				83,048,701

AFFILIATED MUTUAL FUNDS 15.1% (a)
473,373	DoubleLine Floating Rate Fund				4,781,065
2,508,602	DoubleLine Total Return Bond Fund				27,494,280

	Total Affiliated Mutual Funds (Cost $33,300,913)				32,275,345

PURCHASED OPTIONS 0.2%
5	Crude Oil European Call, Expiration December 2013, Strike Price $130.00				200

PRINCIPAL AMOUNT / CONTRACTS / SHARES	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
10	Gold London PM Fix Call, Expiration December 2014, Strike Price $2,000.00			9,151
1,461	Home Depot, Inc. Put, Expiration November 2013, Strike Price $75.00			239,604
2,000	iShares MSCI Japan ETF Call, Expiration December 2013, Strike Price $14.00			3,000
25,000,000	U.S. Dollar / Singapore Dollar Call, Expiration May 2014, Strike Price $1.28			282,093

	Total Purchased Options (Cost $1,094,977)			534,048

SHORT TERM INVESTMENTS 32.3%
37,912,307	Fidelity Institutional Government Portfolio	0.01%	♦		37,912,307
1,117,000	Morgan Stanley Institutional Liquidity Funds	0.05%	♦		1,117,000
10,000,000	United States Treasury Bills	0.00%		10/24/2013	9,999,681
20,000,000	United States Treasury Bills	0.00%		10/31/2013	19,999,875

	Total Short Term Investments (Cost $69,028,863 )				69,028,863

	Total Investments 99.2% (Cost $211,386,609)				212,157,719
	Other Assets in Excess of Liabilities 0.8%				1,675,879

	NET ASSETS 100.0%				$213,833,598

SECURITY TYPE BREAKDOWN as % of Net Assets
Exchange Traded Funds and Common Stock	38.8%
Short Term Investments	32.3%
Affiliated Mutual Funds	15.1%
Non-Agency Residential Collateralized Mortgage Obligations	7.0%
US Government / Agency Mortgage Backed Obligations	3.6%
Collateralized Loan Obligations	2.2%
Purchased Options	0.2%
Other Assets and Liabilities	0.8%

100.0%

#	Variable rate security. Rate disclosed as of September 30, 2013.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2013, the value of these securities amounted to $8,102,877 or 3.8% of net assets.

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

I/O	Interest only security

P/O	Principal only security

(a)	Institutional class shares held at each Fund

♦	Seven-day yield as of September 30, 2013

@	Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of September 30, 2013.

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	41

Schedule of Investments (Consolidated) DoubleLine Multi-Asset Growth Fund (Cont.)	(Unaudited) September 30, 2013

Written Options Contracts	Security Description	Value
5	Crude Oil Europe Call, Expiration December 2013, Strike Price $180.00	$(50)

Total Written Options (Premiums Received $4,983)		$(50)

Futures Contracts - Long
Contracts	Security Description	Expiration Month	Unrealized Appreciation (Depreciation)
58	Australian Dollar Future	12/2013	$(76,620)
81	U.S. Treasury Long Bond Future	12/2013	25,110
148	mini MSCI EAFE Index Future	12/2013	83,782
250	S&P500 EMINI Future	12/2013	(95,625)
68	Hard Red Winter Wheat Future	12/2013	44,990
73	White Maize Wheat Future	12/2013	8,586

			$(9,777)

Futures Contracts - Short
Contracts	Security Description	Expiration Month	Unrealized Appreciation (Depreciation)
100	mini MSCI Emerging Markets Index Future	12/2013	$119,515

			$119,515

Total Return Swaps - Long
Reference Entity	Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
S&P GSCI Unleaded Gasoline Official Close Index	Morgan Stanley	960,000	10/03/2013	$(21,601)
S&P GSCI Crude Oil Official Close Index	Morgan Stanley	960,000	10/03/2013	(6,522)
S&P GSCI Brent Crude Official Close Index	Morgan Stanley	960,000	10/03/2013	(7,536)
S&P GSCI Heating Oil Official Close Index	Morgan Stanley	960,000	10/03/2013	(8,898)
S&P GSCI Sugar Official Close Index	Morgan Stanley	960,000	10/03/2013	(2,639)
S&P GSCI GasOil Official Close Index	Morgan Stanley	960,000	10/03/2013	(8,348)

				$(55,544)

Total Return Swaps - Short
Reference Entity	Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
S&P GSCI Coffee Official Close Index	Morgan Stanley	960,000	10/03/2013	$16,187
S&P GSCI Corn Official Close Index	Morgan Stanley	960,000	10/03/2013	32,052
S&P GSCI Aluminum Official Close Index	Morgan Stanley	960,000	10/03/2013	(11,444)
S&P GSCI Zinc Official Close Index	Morgan Stanley	960,000	10/03/2013	(9,552)
S&P GSCI Wheat Official Close Index	Morgan Stanley	960,000	10/03/2013	(354)
S&P GSCI Natural Gas Official Close Index	Morgan Stanley	960,000	10/03/2013	1,884

				$28,773

Investments in Affiliates

Generally, an issuer is an affiliated person of a Fund under the Investment Company Act of 1940 if the Fund holds 5% or more of the outstanding voting securities of the issuer or if the issuer is under common control with the Fund.

A summary of DoubleLine Multi-Asset Growth Fund’s (Consolidated) investment in affiliated mutual funds for the period ended September 30, 2013, is as follows:

Fund	Value at March 31, 2013	Gross Purchases	Gross Sales	Shares Held at September 30, 2013	Value at September 30, 2013	Dividend Income Earned in the Period Ended September 30, 2013	Net Realized Gain (Loss) in the Period Ended September 30, 2013
DoubleLine Total Return Bond Fund	$54,934,079	$—	$25,600,000	2,508,602	$27,494,280	$1,052,131	$(345,309)
DoubleLine Floating Rate Fund	—	4,800,000	—	473,373	4,781,065	16,836	—

	$54,934,079	$4,800,000	$25,600,000	2,981,975	$32,275,345	$1,068,967	$(345,309)

42	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements

Schedule of Investments DoubleLine Low Duration Bond Fund	(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 16.0%

	ACA Ltd.,
$498,886	Series 2006-1A-A1	0.52%	#^	07/25/2018	495,853

	Adirondack Park Ltd.,
1,475,043	Series 2013-1A-X	1.27%	#^	04/15/2016	1,475,321

	Apidos Ltd.,
10,820,343	Series 2006-3A-A1	0.52%	#^	06/12/2020	10,733,996

	ARES Ltd.,
170,325	Series 2006-5RA-A2	0.51%	#^	02/24/2018	170,308
1,703,039	Series 2006-6RA-A1B	0.48%	#^	03/12/2018	1,690,709
1,081,216	Series 2006-6RA-A2	0.54%	#	03/12/2018	1,067,801

	Atrium Corporation,
307,838	Series 3A-A1	0.59%	#^	10/27/2016	307,799
153,768	Series 4A-A2	0.51%	#^	06/08/2019	152,785
1,168,638	Series 4X-A1A	0.51%	#	06/08/2019	1,162,332

	Avenue Ltd.,
1,950,000	Series 2005-2A-B1L	2.07%	#^	10/30/2017	1,934,194
2,611,175	Series 2006-3A-A1L	0.53%	#^	07/20/2018	2,603,496

	Babson, Inc.,
13,532,436	Series 2007-1X A2A	0.48%	#	01/18/2021	13,258,632
4,500,000	Series 2005-2A-A2	0.67%	#^	07/20/2019	4,385,433

	Ballyrock Ltd.,
350,401	Series 2006-1A-A	0.48%	#^	08/28/2019	349,810

	Black Diamond Ltd.,
11,656,519	Series 2005-1A-A1	0.52%	#^	06/20/2017	11,636,223

	BlueMountain Ltd.,
4,500,000	Series 2005-1A-A2	0.63%	#^	11/15/2017	4,437,000

	BMI Trust,
4,755,703	Series 2013-1AR-A1R	1.20%	#^	08/01/2021	4,722,580

	Brookside Mill Ltd.,
2,250,000	Series 2013-1A-X	1.12%	#^	04/17/2025	2,248,562

	Callidus Debt Partners Fund Ltd.,
1,423,000	Series 2006-5A-A1B	0.50%	#^	11/20/2020	1,396,469

	Cent Ltd.,
3,732,985	Series 2005-10A-A1	0.50%	#^	12/15/2017	3,709,904
500,000	Series 2013-18A-A	1.37%	#^	07/23/2025	500,404

	Chatham Light Ltd.,
3,300,000	Series 2005-2A-A2	0.67%	#^	08/03/2019	3,194,409

	ColumbusNova Ltd.,
15,275,706	Series 2007-1A-A1	0.51%	#^	05/16/2019	15,057,807

	Denali Capital Ltd.,
225,580	Series 6A-A1L	0.53%	#^	04/21/2020	224,845

	Dryden Leveraged Loan,
1,300,000	Series 2005-8A-B	0.66%	#^	05/22/2017	1,277,843

	Dryden Senior Loan Fund,
250,000	Series 2012-25A-D	4.27%	#^	01/15/2025	245,829

	Franklin Ltd.,
375,655	Series 2006-5A-A2	0.51%	#^	06/15/2018	369,765

	Galaxy Ltd.,
34,456	Series 2005-5A-A1	0.53%	#^	10/20/2017	34,488
5,000,000	Series 2012-12X-A	1.66%	#	05/19/2023	4,991,961

	Gannett Peak Ltd.,
7,422,194	Series 2006-1A-A1A	0.51%	#^	10/27/2020	7,352,152

	GLG Ore Hill Ltd.,
3,000,000	Series 2013-1A-X1	1.27%	#^	07/15/2016	3,000,618

	GoldenTree Loan Opportunities Ltd.,
1,000,000	Series 2012-6A-D	4.47%	#^	04/17/2022	997,128

	Gulf Stream-Sextant Ltd.,
875,214	Series 2006-1A-A2	0.51%	#^	08/21/2020	866,523

	ICE Global Credit Ltd.,
5,250,000	Series 2013-1A-X	1.27%	#^	04/20/2015	5,250,000

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	ING Ltd.,
$500,000	Series 2012-1A-C	5.25%	#^	03/14/2022	500,538
700,000	Series 2012-4A-A1	1.66%	#^	10/15/2023	699,836

	KKR Financial Corporation,
8,029,283	Series 2006-1A-A1	0.54%	#^	08/25/2018	7,994,689
8,412,871	Series 2007-1	0.61%	#^	05/15/2021	8,247,771
11,300,437	Series 2007-AA-A	1.02%	#^	10/15/2017	11,242,859
5,000,000	Series 2013-1A-A1	1.45%	#^	07/15/2025	4,915,625

	Landmark Ltd.,
423,634	Series 2006-7A-A1L	0.54%	#^	07/15/2018	421,431

	LCM LP,
1,000,000	Series 10X-A	1.75%	#	04/15/2022	1,000,872
5,000,000	Series 14A-X	1.28%	#^	07/15/2025	4,996,469

	Mountain Capital Ltd.,
470,436	Series 2005-4A-A1L	0.50%	#^	03/15/2018	467,739

	NewMark Capital Funding Ltd.,
9,750,000	Series 2013-1A-A2	1.49%	#^	06/02/2025	9,574,500
10,000,000	Series 2013-A1-A1	1.31%	#^	06/02/2025	9,700,000

	Oak Hill Credit Partners,
1,000,000	Series 2012-7A-A	1.68%	#^	11/20/2023	997,391

	Ocean Trails,
9,750,000	Series 2013-4A-A	1.67%	#^	08/13/2025	9,691,500

	Pacifica, Inc.,
4,993,617	Series 2A-B1	2.07%	#^	07/10/2015	5,005,916

	Race Point Ltd.,
8,914,007	Series 2006-3-A	0.53%	#^	04/15/2020	8,842,531

	TCW Global Project Fund Ltd.,
1,973,998	Series 2004-1A-REV	0.92%	#^	06/15/2016	1,964,128

	Venture Ltd.,
500,000	Series 2005-1A-A2	0.71%	#^	11/22/2018	481,249
4,000,000	Series 2013-14A-X	1.00%	#^	08/28/2016	4,009,907

	Vitesse Ltd.,
2,739,079	Series 2006-1A-A1L	0.51%	#^	08/17/2020	2,701,103

	Whitehorse Ltd.,
5,000,000	Series 2013-1A-A1L	1.71%	#^	11/24/2025	4,967,187

	Total Collateralized Loan Obligations (Cost $209,368,776)				209,726,220

FOREIGN CORPORATE BONDS 21.8%
2,318,000	AES Gener S.A.	7.50%		03/25/2014	2,380,215
3,000,000	America Movil S.A.B. de C.V.	1.26%	#	09/12/2016	3,002,172
300,000	Andrade Gutierrez International S.A.	4.00%	^	04/30/2018	282,750
2,865,000	Andrade Gutierrez International S.A.	4.00%		04/30/2018	2,700,263
1,050,000	Australia and New Zealand Banking Group Ltd.	2.13%	^	01/10/2014	1,054,586
1,700,000	Australia and New Zealand Banking Group Ltd.	3.25%	^	03/01/2016	1,782,467
1,000,000	Banco Bradesco S.A.	2.36%	#	05/16/2014	1,005,830
2,000,000	Banco Bradesco S.A.	4.10%		03/23/2015	2,070,000
5,000,000	Banco Davivienda S.A.	2.95%		01/29/2018	4,762,500
1,500,000	Banco Davivienda S.A.	2.95%	^	01/29/2018	1,428,750
5,800,000	Banco de Bogota S.A.	5.00%		01/15/2017	6,010,250
200,000	Banco de Bogota S.A.	5.00%	^	01/15/2017	207,250
2,815,000	Banco de Chile	6.25%		06/15/2016	3,118,913
6,000,000	Banco de Credito del Peru	4.75%		03/16/2016	6,300,000
6,000,000	Banco de Credito e Inversiones	3.00%		09/13/2017	5,973,078
2,500,000	Banco del Estado de Chile	2.00%		11/09/2017	2,445,422
1,000,000	Banco del Estado de Chile	2.00%	^	11/09/2017	978,169
500,000	Banco do Brasil S.A.	4.50%		01/22/2015	520,000

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	43

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$2,000,000	Banco do Brasil S.A.	3.88%		01/23/2017	2,035,000
3,500,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	3,263,750
2,000,000	Banco GNB Sudameris S.A.	3.88%	^	05/02/2018	1,865,000
300,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%	^	04/04/2017	302,250
200,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%		04/04/2017	201,500
4,953,000	Banco Mercantil del Norte	4.38%		07/19/2015	5,163,503
1,000,000	Banco Nacional de Desenvolvimento Economico e Social	3.38%	^	09/26/2016	1,005,500
5,000,000	Banco Nacional de Desenvolvimento Economico e Social	6.37%		06/16/2018	5,437,500
600,000	Banco Safra S.A.	3.50%		05/16/2014	607,350
6,000,000	Banco Santander	1.85%	#	01/19/2016	6,045,000
6,000,000	Bancolombia S.A.	4.25%		01/12/2016	6,225,000
3,000,000	Bank Of Montreal	1.30%		07/15/2016	3,015,663
3,100,000	Bank Of Nova Scotia	1.38%		07/15/2016	3,123,389
6,500,000	BBVA Banco Continental S.A.	2.25%		07/29/2016	6,370,000
3,500,000	BBVA Bancomer S.A.	4.50%		03/10/2016	3,675,000
850,000	BP Capital Markets PLC	3.63%		05/08/2014	866,955
2,050,000	BP Capital Markets PLC	3.13%		10/01/2015	2,144,968
3,300,000	British Telecommunications PLC	1.63%		06/28/2016	3,320,034
5,000,000	Caixa Economica Federal	2.38%		11/06/2017	4,687,500
1,270,000	Celulosa Arauco y Constitucion S.A.	5.63%		04/20/2015	1,346,464
3,000,000	CNPC General Capital Ltd.	1.45%	^	04/16/2016	2,991,906
1,500,000	CNPC General Capital Ltd.	1.45%		04/16/2016	1,495,953
6,000,000	Corpbanca S.A.	3.13%		01/15/2018	5,501,064
900,000	CSN Islands Corporation	9.75%		12/16/2013	915,300
300,000	CSN Islands Corporation	10.00%		01/15/2015	327,900
3,400,000	DBS Bank Ltd.	5.00%	#	11/15/2019	3,523,780
1,500,000	Diageo Capital PLC	7.38%		01/15/2014	1,529,402
1,600,000	Diageo Capital PLC	1.50%		05/11/2017	1,601,974
2,489,550	Dolphin Energy Ltd.	5.89%		06/15/2019	2,729,294
1,800,000	Ecopetrol S.A.	4.25%		09/18/2018	1,856,250
2,500,000	Embraer Overseas Ltd.	6.38%		01/24/2017	2,700,000
2,945,000	Empresas Publicas de Medellin	7.63%		07/29/2019	3,408,837
145,000	France Telecom S.A.	4.38%		07/08/2014	148,898
650,000	France Telecom S.A.	2.13%		09/16/2015	660,310
2,300,000	France Telecom S.A.	2.75%		09/14/2016	2,374,571
1,800,000	Freeport-McMoRan Copper & Gold, Inc.	2.15%		03/01/2017	1,790,320
1,600,000	Freeport-McMoRan Copper & Gold, Inc.	2.38%		03/15/2018	1,547,928
2,200,000	Gaz Capital S.A.	8.13%		07/31/2014	2,331,560
2,300,000	Gaz Capital S.A.	5.09%		11/29/2015	2,442,600
1,000,000	Gaz Capital S.A.	8.15%		04/11/2018	1,163,800
4,500,000	Gazprombank OJSC	6.50%		09/23/2015	4,815,000
1,240,000	Global Bank Corporation	4.75%		10/05/2017	1,240,000
200,000	Grupo Aval Ltd.	5.25%	^	02/01/2017	208,000
5,800,000	Grupo Aval Ltd.	5.25%		02/01/2017	6,032,000
3,000,000	Grupo Televisa S.A.B	6.00%		05/15/2018	3,401,637
4,500,000	Hutchison Whampoa International Ltd.	4.63%		09/11/2015	4,799,047
500,000	Hutchison Whampoa International Ltd.	2.00%		11/08/2017	495,420
2,000,000	Industry & Construction Bank	5.01%	#	09/29/2015	2,047,500
4,110,000	Inversiones CMPC S.A.	4.75%		01/19/2018	4,331,940
1,005,000	IOI Ventures BHD	5.25%		03/16/2015	1,058,299

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$1,175,000	Korea Development Bank	4.38%		08/10/2015	1,245,974
1,900,000	Korea Development Bank	3.25%		03/09/2016	1,983,336
5,500,000	LPG International, Inc.	7.25%		12/20/2015	6,028,605
1,200,000	Lukoil International Finance B.V.	6.38%		11/05/2014	1,268,520
1,000,000	Lukoil International Finance B.V.	3.42%		04/24/2018	996,250
400,000	MTR Corporation	4.75%		01/21/2014	404,704
1,700,000	National Australia Bank Ltd.	1.60%		08/07/2015	1,727,997
1,500,000	National Australia Bank Ltd.	3.00%	^	07/27/2016	1,577,156
4,500,000	Novatek Finance Ltd.	5.33%		02/03/2016	4,786,200
4,994,000	Oversea-Chinese Banking Corporation	4.25%	#	11/18/2019	5,132,853
1,000,000	PCCW-HKT Capital No 4 Ltd.	4.25%		02/24/2016	1,055,735
1,850,000	PCCW-HKT Capital No 3 Ltd.	5.25%		07/20/2015	1,978,547
660,000	Pemex Project Funding Master Trust	5.75%		12/15/2015	711,150
4,706,832	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	4,318,518
1,500,000	Petrobras Global Finance B.V.	2.00%		05/20/2016	1,494,061
4,000,000	Petrobras Global Finance B.V.	1.88%	#	05/20/2016	3,990,000
1,000,000	Petroleos Mexicanos	2.29%	#	07/18/2018	1,032,500
1,500,000	Petroleos Mexicanos	3.50%		07/18/2018	1,522,500
1,500,000	Phosagro Bond Funding Ltd.	4.20%		02/13/2018	1,477,500
3,050,000	Prime Holdings Labuan Ltd.	5.38%		09/22/2014	3,180,147
5,000,000	PTTEP Australia International Finance Ltd.	4.15%		07/19/2015	5,209,765
600,000	Qtel International Finance Ltd.	6.50%		06/10/2014	624,000
2,000,000	Qtel International Finance Ltd.	3.38%		10/14/2016	2,085,000
1,000,000	Raizen Energy Finance Ltd.	7.00%		02/01/2017	1,117,500
1,900,000	Raizen Fuels Finance Ltd.	9.50%		08/15/2014	2,029,200
250,000	Ras Laffan Liquefied Natural Gas Company	5.50%		09/30/2014	261,250
1,292,500	Ras Laffan Liquefied Natural Gas Company	5.83%		09/30/2016	1,383,391
3,400,000	Rosneft International Finance Ltd.	3.15%		03/06/2017	3,408,500
1,000,000	RSHB Capital S.A.	7.13%		01/14/2014	1,018,300
1,500,000	SB Capital S.A.	4.95%		02/07/2017	1,586,250
1,400,000	SB Capital S.A.	5.18%		06/28/2019	1,465,100
5,000,000	Sigma Alimentos S.A.	5.63%		04/14/2018	5,387,500
5,700,000	Sociedad Quimica y Minera S.A.	6.13%		04/15/2016	6,193,238
2,638,000	Southern Copper Corporation	6.38%		07/27/2015	2,862,992
1,450,000	Southern Copper Corporation	1.95%		09/01/2016	1,478,970
1,000,000	Tanner Servicios Financieros S.A.	4.38%	^	03/13/2018	950,227
5,000,000	Telefonos de Mexico S.A.B.	5.50%		01/27/2015	5,293,125
1,500,000	Temasek Financial Ltd.	4.30%		10/25/2019	1,646,021
820,000	TM Global, Inc.	5.25%		09/22/2014	853,671
500,000	TNK-BP Finance S.A.	6.25%		02/02/2015	531,250
2,500,000	TransCapitalInvest Ltd.	8.70%		08/07/2018	3,031,250
2,000,000	Tupras Turkiye Petrol Rafinerileri A.S.	4.13%	^	05/02/2018	1,877,500
800,000	Tupras Turkiye Petrol Rafinerileri A.S.	4.13%		05/02/2018	751,000
3,000,000	VEB Finance PLC	5.45%		11/22/2017	3,198,300
1,000,000	VTB Capital S.A.	6.47%		03/04/2015	1,057,580

44	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$2,000,000	VTB Capital S.A.	6.88%		05/29/2018	2,155,000
3,192,000	Westpac Banking Corporation	1.13%		09/25/2015	3,216,735
3,200,000	WPP Finance UK	8.00%		09/15/2014	3,411,968

	Total Foreign Corporate Bonds (Cost $285,790,646)				286,191,267

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 0.8%
566,000	Colombia Government International Bond	2.06%	#	11/16/2015	565,717
2,184,000	Colombia Government International Bond	8.70%		02/15/2016	2,527,980
2,945,000	Corporacion Andina de Fomento	3.75%		01/15/2016	3,091,305
2,000,000	Costa Rica Government International Bond	6.55%		03/20/2014	2,055,000
2,000,000	State of Qatar	4.00%		01/20/2015	2,080,000

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $10,227,414)				10,320,002

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 13.4%

	Asset Securitization Corporation,
6,190,968	Series 1997-D4-PS1	2.02%	# I/O	04/14/2029	291,248

	BAMLL Commercial Mortgage Securities Trust,
2,000,000	Series 2012-CLRN-A	1.33%	#^	08/15/2029	2,003,666

	Bear Stearns Commercial Mortgage Securities, Inc.,
531,252	Series 2004-PWR3-A4	4.72%		02/11/2041	534,031
1,406,101	Series 2004-PWR4-A3	5.47%	#	06/11/2041	1,435,564
547,947	Series 2004-T14-A4	5.20%	#	01/12/2041	552,851
2,974,535	Series 2005-PWR8-A4	4.67%		06/11/2041	3,116,378
1,300,000	Series 2005-T18-AJ	5.01%	#	02/13/2042	1,355,618
759,460	Series 2006-PW12-AAB	5.69%	#	09/11/2038	766,746
685,381	Series 2007-PW17-AAB	5.70%		06/11/2050	710,403

	Boca Hotel Portfolio Trust,
5,000,000	Series 2013-BOCA-A	1.33%	#^	08/15/2026	5,003,278
4,100,000	Series 2013-BOCA-D	3.23%	#^	08/15/2026	4,108,204

	Capital Trust,
228,326	Series 2005-3A-A2	5.16%	^	06/25/2035	230,609

	CD Commercial Mortgage Trust,
13,505,732	Series 2007-CD5-XP	0.31%	#^ I/O	11/15/2044	30,834

	Citigroup Commercial Mortgage Trust,
615,000	Series 2005-C3-AM	4.83%	#	05/15/2043	645,896

	Commercial Mortgage Pass-Through Certificates,
9,846,079	Series 2012-CR2-XA	2.11%	# I/O	08/15/2045	1,130,537
98,276	Series 2012-MVP-A	2.12%	#^	11/17/2026	98,524
29,482,818	Series 2012-MVP-XACP	1.96%	#^ I/O	12/17/2014	669,894
30,000,000	Series 2012-MVP-XBCP	1.58%	#^ I/O	12/17/2014	553,500

	Credit Suisse First Boston Mortgage Securities Corporation,
458,279	Series 1998-C2-F	6.75%	#^	11/15/2030	476,457
1,589,066	Series 2004-C1-A4	4.75%	#	01/15/2037	1,593,081
2,000,000	Series 2005-C6-AM	5.23%	#	12/15/2040	2,130,588

	Credit Suisse Mortgage Capital Certificates,
1,905,539	Series 2006-TF2A-A2	0.35%	#^	10/15/2021	1,898,035
4,498,014	Series 2006-TF2A-KERB	0.63%	#^	09/15/2021	4,404,881
11,168,983	Series 2006-TFL2A-KERE	0.78%	#^	09/15/2021	10,800,244
1,000,000	Series 2007-TFLA-B	0.33%	#^	02/15/2022	981,519

	DBRR Trust,
3,132,419	Series 2012-EZ1-A	0.95%	^	09/25/2045	3,131,166
687,000	Series 2012-EZ1-B	1.39%	^	09/25/2045	688,855

	DDR Corporation,
2,742,566	Series 2009-DDR1-A	3.81%	^	10/14/2022	2,807,889

	Del Coronado Trust,
2,100,000	Series 2013-HDC-A	0.98%	#^	03/15/2026	2,097,604
2,500,000	Series 2013-HDC-B	1.48%	#^	03/15/2026	2,494,128

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Extended Stay America Trust,
$5,000,000	Series 2013-ESH5-A15	1.28%	^	12/05/2031	4,965,000

	GE Capital Commercial Mortgage Corporation,
4,748,918	Series 2004-C2-PPL4	8.15%	^	03/10/2039	4,829,697
487,000	Series 2004-C3-B	5.33%	#	07/10/2039	500,107
1,100,000	Series 2005-C2-B	5.11%	#	05/10/2043	1,152,357

	GMAC Commercial Mortgage Securities, Inc.,
435,306	Series 2004-C3-AAB	4.70%		12/10/2041	439,393

	GS Mortgage Securities Corporation,
568,861	Series 2007-EOP-A3	1.46%	#^	03/06/2020	569,762
941,910	Series 2012-GCJ7-A1	1.14%		05/10/2045	945,651
5,000,000	Series 2013-KYO-A	1.03%	#^	11/08/2029	4,964,177

	JP Morgan Chase Commercial Mortgage Securities Corporation,
291,839	Series 2004-CB8-A1A	4.16%	^	01/12/2039	294,376
2,795,022	Series 2004-LN2-A2	5.12%		07/15/2041	2,857,474
107,657	Series 2006-CB14-ASB	5.51%	#	12/12/2044	111,906
399,684	Series 2006-CB15-ASB	5.79%	#	06/12/2043	417,700
1,908,394	Series 2006-CB17-ASB	5.42%		12/12/2043	2,012,559
3,873,746	Series 2010-C1-A1	3.85%	^	06/15/2043	4,029,590
676,910	Series 2011-PLSD-A1	2.19%	^	11/13/2044	688,025
4,000,000	Series 2012-PHH-A	1.85%	#^	10/15/2025	4,023,746
1,000,000	Series 2012-PHH-B	2.05%	#^	10/15/2025	1,005,141
1,000,000	Series 2012-PHH-C	2.55%	#^	10/15/2025	1,006,112
4,000,000	Series 2013-ALC-A	1.68%	#^	07/17/2026	4,003,608
3,500,000	Series 2013-ALC-B	3.03%	#^	07/17/2026	3,506,799
2,500,000	Series 2013-FL3-A1	0.98%	#^	04/15/2028	2,496,659
2,500,000	Series 2013-FL3-A2	0.88%	#^	04/15/2028	2,490,217
5,000,000	Series 2013-JWRZ-A	0.96%	#^	04/15/2030	4,953,780
2,400,000	Series 2013-JWRZ-D	3.17%	#^	04/15/2030	2,390,491

	LB-UBS Commercial Mortgage Trust,
1,248,400	Series 2004-C6-A6	5.02%	#	08/15/2029	1,277,750

	Merrill Lynch Mortgage Trust,
995,575	Series 2004-KEY2-A4	4.86%	#	08/12/2039	1,020,533
500,000	Series 2005-CIP1-AM	5.11%	#	07/12/2038	530,756

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
127,111	Series 2006-4-A2FL	0.30%	#	12/12/2049	126,918

	Morgan Stanley Bank of America Merrill Lynch Trust,
3,943,032	Series 2012-C5-XA	2.05%	#^ I/O	08/15/2045	390,271

	Morgan Stanley Capital, Inc.,
27,334	Series 2003-T11-A4	5.15%		06/13/2041	27,318
301,881	Series 2005-HQ6-AAB	4.97%		08/13/2042	307,866
1,698,121	Series 2005-T17-A5	4.78%		12/13/2041	1,751,287
25,026,929	Series 2006-HQ10-X1	0.51%	#^ I/O	11/12/2041	351,403
1,051,402	Series 2007-T25-AAB	5.51%		11/12/2049	1,064,362
9,004,578	Series 2007-XLF9-J	2.28%	#^	12/15/2020	8,824,117

	Morgan Stanley Re-Remic Trust,
1,263,003	Series 2012-IO-AXA	1.00%	^	03/27/2051	1,251,560

	RBS Greenwich Capital Mortgage Loan Trust,
4,300,000	Series 2010-MB1-C	4.84%	#^	04/15/2024	4,470,570

	RREF LLC,
1,373,922	Series 2013-LT2-A	2.83%	^	05/22/2028	1,373,623

	SMA Issuer LLC,
310,216	Series 2012-LV1-A	3.50%	^	08/20/2025	310,809

	UBS Commercial Mortgage Trust,
1,137,386	Series 2012-C1-A1	1.03%		05/10/2045	1,140,678

	Wachovia Bank Commercial Mortgage Trust,
1,000,000	Series 2005-C17-A4	5.08%	#	03/15/2042	1,041,122
53,819	Series 2006-C26-APB	6.00%		06/15/2045	57,287

	WF-RBS Commercial Mortgage Trust,
284,615	Series 2011-C3-A1	1.99%	^	03/15/2044	288,402
3,453,951	Series 2012-C8-XA	2.40%	#^ I/O	08/15/2045	420,327

	Commercial Mortgage Pass-Through Certificates,
2,478,414	Series 2006-FL12-B	0.35%	#^	12/15/2020	2,435,090

	Credit Suisse Mortgage Capital Certificates,
20,200,000	Series 2007-TFLA-G	0.55%	#^	02/15/2022	19,277,103

	Greenwich Capital Commercial Funding Corporation,
7,250,000	Series 2006-FL4A-D	0.45%	#^	11/05/2021	7,055,000

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	45

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Capital, Inc.,
$9,253,887	Series 2006-XLF-J	0.61%	#^	07/15/2019	9,035,819

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $175,731,866)				175,226,526

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 10.7%

	ACE Securities Corporation,
562,220	Series 2006-NC1-A2C	0.38%	#	12/25/2035	557,088

	Banc of America Funding Corporation,
1,726,786	Series 2005-E-6A1	4.64%	#	05/20/2035	1,747,497
1,712,876	Series 2012-R4-A	0.44%	#^	03/04/2039	1,668,912
5,555,579	Series 2012-R5-A	0.44%	#^	10/03/2039	5,446,761

	Banc of America Mortgage Securities, Inc.,
271,947	Series 2005-2-2A1	5.00%		03/25/2020	273,318

	BCAP LLC Trust,
54,884	Series 2009-RR13-6A5	6.04%	#^	04/26/2037	57,380
1,358,500	Series 2011-RR12-2A5	2.40%	#^	12/26/2036	1,366,806

	Bear Stearns Asset Backed Securities Trust,
1,994,487	Series 2004-AC2-2A	5.00%		05/25/2034	2,010,778
378,652	Series 2005-3-A1	0.63%	#	09/25/2035	379,111

	Chase Funding Mortgage Loan Asset-Backed Certificates,
11,905	Series 2003-5-1A6	4.60%		01/25/2015	11,933

	Citigroup Mortgage Loan Trust, Inc.,
5,000,000	Series 2007-WFHE2-A3	0.36%	#	03/25/2037	4,629,000
790,457	Series 2010-12-3A1	4.00%	^	04/25/2037	813,801
2,279,538	Series 2010-8-5A6	4.00%	^	11/25/2036	2,339,424
1,562,309	Series 2011-12-1A1	3.50%	#^	04/25/2036	1,583,496
996,335	Series 2011-12-3A1	5.59%	^	09/25/2047	996,668

	Countrywide Alternative Loan Trust,
700,480	Series 2007-HY5R-2A1A	4.98%	#	03/25/2047	678,944

	Countrywide Asset-Backed Certificates,
990,829	Series 2006-2-2A2	0.37%	#	06/25/2036	958,369

	Countrywide Home Loans,
180,501	Series 2005-5-A1	5.50%		03/25/2035	180,332

	Credit Suisse First Boston Mortgage Securities Corporation,
1,665,211	Series 2005-11-5A1	5.25%		12/25/2020	1,703,314

	Credit Suisse Mortgage Capital Certificates,
1,430,417	Series 2009-13R-2A1	6.00%	^	01/26/2037	1,461,193
12,344,000	Series 2010-18R-4A2	2.57%	#^	04/26/2038	12,356,802
56,279	Series 2010-1R-5A1	4.94%	#^	01/27/2036	57,096
2,543,001	Series 2011-16R-6A1	2.44%	#^	09/27/2035	2,542,611
9,719,515	Series 2013-3R-1A1	1.31%	#^	04/27/2035	9,297,936

	Ellington Loan Acquisition Trust,
1,935,438	Series 2007-2-A2A	1.08%	#^	05/25/2037	1,914,523

	Fieldstone Mortgage Investment Trust,
3,410,435	Series 2004-5-M2	1.90%	#	02/25/2035	3,310,776

	First Franklin Mortgage Loan Trust,
8,449,879	Series 2005-FF12-A2B	0.44%	#	11/25/2036	8,189,391
1,308,318	Series 2006-FF1-2A3	0.42%	#	01/25/2036	1,261,894

	GreenPoint Mortgage Funding Trust,
73	Series 2006-AR8-1A1A	0.26%	#	01/25/2047	73
466,727	Series 2007-AR2-1A1	0.31%	#	04/25/2047	463,894

	GSR Mortgage Loan Trust,
91,394	Series 2006-AR1-2A2	2.80%	#	01/25/2036	91,511

	Jefferies & Company, Inc.,
831,564	Series 2010-R7-5A1	1.18%	#^	09/26/2035	804,087

	JP Morgan Alternative Loan Trust,
2,213,014	Series 2006-S4-A6	5.71%	#	12/25/2036	2,075,154

	JP Morgan Mortgage Acquisition Corporation,
4,738,342	Series 2006-NC1-A4	0.35%	#	04/25/2036	4,424,280

	JP Morgan Mortgage Trust,
845,974	Series 2005-S2-2A8	5.50%		09/25/2035	845,034
461,625	Series 2007-S1-1A1	5.00%		03/25/2022	456,364
435,936	Series 2007-S3-2A2	5.50%		08/25/2022	431,856

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Resecuritization Trust,
$720,023	Series 2009-7-8A1	5.31%	#^	01/27/2047	722,881
487,747	Series 2011-2-2A3	3.50%	#^	07/26/2036	496,566
1,106,514	Series 2012-2-3A3	2.68%	#^	10/26/2036	1,110,560

	Lehman XS Trust,
1,311,412	Series 2007-1-1A1	0.26%	#	02/25/2037	1,303,484

	MASTR Adjustable Rate Mortgages Trust,
4,492,441	Series 2007-2-A2	0.29%	#	03/25/2047	4,311,659

	MASTR Asset Backed Securities Trust,
228,780	Series 2006-NC1-A3	0.37%	#	01/25/2036	224,070

	Morgan Stanley Capital, Inc.,
2,725,740	Series 2005-WMC3-M3	0.88%	#	03/25/2035	2,717,257
5,448,826	Series 2006-NC2-A2C	0.36%	#	02/25/2036	5,388,671

	Morgan Stanley Mortgage Loan Trust,
323,121	Series 2004-1-1A1	5.00%		11/25/2018	332,456

	RAAC Series,
3,091,916	Series 2007-SP2-A1	0.38%	#	06/25/2047	3,068,906

	Residential Asset Mortgage Products, Inc.,
15,071,755	Series 2006-RS4-A3	0.35%	#	07/25/2036	14,066,785

	Residential Asset Securities Corporation,
6,207,171	Series 2006-KS6-A3	0.33%	#	08/25/2036	5,810,856
7,050,429	Series 2006-KS9-AI2	0.30%	#	11/25/2036	6,849,375

	Residential Asset Securitization Trust,
1,838,553	Series 2005-A5-A1	0.48%	#	05/25/2035	1,810,757
1,838,553	Series 2005-A5-A2	5.02%	#I/F I/O	05/25/2035	36,629

	Residential Funding Mortgage Securities Trust,
302,227	Series 2003-S16-A1	4.75%		09/25/2018	302,736

	Soundview Home Equity Loan Trust,
8,290,192	Series 2007-NS1-A2	0.33%	#	01/25/2037	7,804,918

	Structured Adjustable Rate Mortgage Loan Trust,
636,823	Series 2006-5-5A3	5.00%	#	06/25/2036	625,604

	Structured Asset Securities Corporation,
704,564	Series 2003-24A-1A3	2.47%	#	07/25/2033	692,845
424,490	Series 2004-15-2A1	4.75%		09/25/2019	431,782
1,107,169	Series 2005-10-6A1	5.00%		06/25/2020	1,164,427

	Wells Fargo Alternative Loan Trust,
1,157,220	Series 2007-PA5-2A1	6.00%		11/25/2022	1,206,163

	Wells Fargo Mortgage Backed Securities Trust,
1,106,587	Series 2006-3-A9	5.50%		03/25/2036	1,108,981
130,883	Series 2006-4-1A8	5.75%		04/25/2036	130,875

	Wells Fargo Mortgage Loan Trust,
848,196	Series 2012-RR1-A1	2.85%	#^	08/27/2037	856,175

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $137,847,720)				139,962,825

US CORPORATE BONDS 11.7%
3,050,000	Altria Group, Inc.	4.13%		09/11/2015	3,236,825
3,000,000	American Express Credit Corporation	1.75%		06/12/2015	3,055,950
850,000	Amgen, Inc.	1.88%		11/15/2014	862,044
380,000	Amgen, Inc.	4.85%		11/18/2014	398,476
1,700,000	Amgen, Inc.	2.13%		05/15/2017	1,726,748
750,000	Anheuser-Busch InBev Worldwide, Inc.	5.38%		11/15/2014	790,749
2,200,000	Anheuser-Busch InBev Worldwide, Inc.	0.80%		07/15/2015	2,210,932
3,000,000	AT&T, Inc.	2.50%		08/15/2015	3,091,485
2,922,000	BB&T Corporation	3.20%		03/15/2016	3,063,811
2,000,000	Berkshire Hathaway Finance Corporation	0.95%		08/15/2016	2,004,016
1,137,000	Berkshire Hathaway, Inc.	2.20%		08/15/2016	1,179,755
971,000	Boeing Capital Corporation	3.25%		10/27/2014	1,000,463
525,000	Boeing Company	5.00%		03/15/2014	535,726

46	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$1,600,000	Boeing Company	3.75%		11/20/2016	1,732,744
1,900,000	Caterpillar Financial Services Corporation	1.35%		09/06/2016	1,913,695
1,400,000	Caterpillar Financial Services Corporation	1.10%		05/29/2015	1,411,984
2,637,000	Comcast Corporation	6.50%		01/15/2015	2,834,875
577,000	ConocoPhillips Company	4.75%		02/01/2014	585,233
2,300,000	ConocoPhillips Company	4.60%		01/15/2015	2,417,431
3,155,000	Daimler Finance North America LLC	1.45%	^	08/01/2016	3,167,308
1,315,000	Devon Energy Corporation	5.63%		01/15/2014	1,334,658
1,900,000	Devon Energy Corporation	1.88%		05/15/2017	1,905,852
1,400,000	DIRECTV Holdings LLC	4.75%		10/01/2014	1,455,383
1,600,000	DIRECTV Holdings LLC	2.40%		03/15/2017	1,608,730
2,935,000	Dow Chemical Company	2.50%		02/15/2016	3,033,234
3,000,000	Duke Energy Corporation	2.15%		11/15/2016	3,087,951
3,045,000	eBay, Inc.	0.70%		07/15/2015	3,055,816
550,000	Ecolab, Inc.	2.38%		12/08/2014	560,681
2,531,000	Ecolab, Inc.	1.00%		08/09/2015	2,533,326
2,900,000	Express Scripts Holding Company	2.10%		02/12/2015	2,947,273
3,095,000	General Electric Capital Corporation	1.63%		07/02/2015	3,141,929
1,650,000	General Mills, Inc.	5.20%		03/17/2015	1,758,588
1,100,000	General Mills, Inc.	5.70%		02/15/2017	1,249,370
1,600,000	Gilead Sciences, Inc.	2.40%		12/01/2014	1,633,651
1,300,000	Gilead Sciences, Inc.	3.05%		12/01/2016	1,373,587
1,303,000	Goldman Sachs Group, Inc.	5.75%		10/01/2016	1,454,453
600,000	Hewlett-Packard Company	2.63%		12/09/2014	611,797
2,400,000	Hewlett-Packard Company	3.30%		12/09/2016	2,498,822
1,440,000	John Deere Capital Corporation	0.88%		04/17/2015	1,448,497
1,600,000	John Deere Capital Corporation	1.40%		03/15/2017	1,594,397
2,025,000	JP Morgan Chase & Company	1.10%		10/15/2015	2,029,894
1,025,000	JP Morgan Chase & Company	3.15%		07/05/2016	1,076,184
1,765,000	Kellogg Company	1.13%		05/15/2015	1,779,895
1,400,000	Kellogg Company	1.75%		05/17/2017	1,406,633
1,350,000	Kinder Morgan Energy Partners LP	3.50%		03/01/2016	1,421,951
1,524,000	Kinder Morgan Energy Partners LP	6.00%		02/01/2017	1,728,506
1,900,000	Kraft Foods, Inc.	4.13%		02/09/2016	2,029,798
1,000,000	Kraft Foods, Inc.	6.50%		08/11/2017	1,163,940
598,000	Kroger Company	7.50%		01/15/2014	609,760
1,900,000	Kroger Company	4.95%		01/15/2015	2,000,461
245,000	Kroger Company	2.20%		01/15/2017	249,566
1,000,000	KT Corporation	5.88%		06/24/2014	1,035,886
1,329,000	Marriott International, Inc.	5.81%		11/10/2015	1,454,378
1,500,000	Marriott International, Inc.	6.20%		06/15/2016	1,683,749
800,000	MetLife Institutional Funding	1.63%	^	04/02/2015	810,767
750,000	Metropolitan Life Global Funding	5.13%	^	06/10/2014	774,157
200,000	Metropolitan Life Global Funding	2.00%	^	01/09/2015	203,171
1,460,000	Metropolitan Life Global Funding	2.50%	^	09/29/2015	1,508,887
3,100,000	Morgan Stanley	1.75%		02/25/2016	3,116,771
3,400,000	Mylan, Inc.	1.80%	^	06/24/2016	3,416,323
2,244,000	National Rural Utilities Cooperative Finance Corporation	3.88%		09/16/2015	2,382,856

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
$780,000	National Rural Utilities Cooperative Finance Corporation	1.90%	11/01/2015	801,239
2,045,000	ONEOK Partners LP	3.25%	02/01/2016	2,129,941
3,179,000	Phillips 66	1.95%	03/05/2015	3,228,338
1,800,000	PNC Funding Corporation	4.25%	09/21/2015	1,917,293
1,150,000	PNC Funding Corporation	2.70%	09/19/2016	1,196,037
2,852,000	Procter & Gamble Company	3.15%	09/01/2015	2,992,789
1,524,000	Simon Property Group LP	6.75%	05/15/2014	1,557,371
908,000	Simon Property Group LP	5.25%	12/01/2016	1,013,859
1,675,000	Southern Power Company	4.88%	07/15/2015	1,792,516
1,152,000	Southwest Airlines Company	5.25%	10/01/2014	1,197,988
200,000	Southwest Airlines Company	5.75%	12/15/2016	223,137
1,900,000	Southwest Airlines Company	5.13%	03/01/2017	2,098,470
1,040,000	Toyota Motor Credit Corporation	1.00%	02/17/2015	1,048,678
2,290,000	Toyota Motor Credit Corporation	1.75%	05/22/2017	2,313,933
2,401,000	Valero Energy Corporation	4.50%	02/01/2015	2,515,797
2,745,000	Verizon Communications, Inc.	2.50%	09/15/2016	2,831,245
2,350,000	Verizon Wireless Capital LLC	5.55%	02/01/2014	2,386,850
2,900,000	Wal-Mart Stores, Inc.	0.60%	04/11/2016	2,889,957
2,125,000	Waste Management, Inc.	2.60%	09/01/2016	2,197,550
648,000	Wellpoint, Inc.	5.00%	12/15/2014	680,834
2,334,000	WellPoint, Inc.	5.25%	01/15/2016	2,549,624
3,012,000	Wells Fargo & Company	1.50%	07/01/2015	3,051,087
3,400,000	Xerox Corporation	4.25%	02/15/2015	3,546,282

	Total US Corporate Bonds (Cost $152,978,183)			153,552,593

US GOVERNMENT/AGENCY MORTGAGE BACKED OBLIGATIONS 2.5%

	Federal Home Loan Mortgage Corporation,
374,581	Pool G0-6871	6.00%	06/01/2038	410,420
832,992	Pool G0-6954	6.00%	05/01/2040	908,114
695,241	Pool N70081	5.50%	07/01/2038	760,271
238,443	Series 3267-BA	5.80%	11/15/2036	261,002
785,468	Series 3818-JA	4.50%	01/15/2040	830,614
167,809	Series 3872-BA	4.00%	06/15/2041	177,065
7,337,374	Series 4050-BC	2.00%	05/15/2041	7,214,228

	Federal National Mortgage Association,
511,460	Series 2011-64-DB	4.00%	07/25/2041	531,028
3,668,695	Series 2012-133-PB	6.50%	04/25/2042	4,273,848

	Federal National Mortgage Association Pass-Thru,
108,467	Pool 995112	5.50%	07/01/2036	118,603
346,949	Pool AB3850	4.00%	11/01/2041	360,300
376,569	Pool AD0189	5.50%	02/01/2039	411,081
777,947	Pool AL1690	6.00%	05/01/2041	850,444
617,205	Pool AL1691	6.00%	06/01/2041	674,722
839,379	Pool AL1744	6.00%	10/01/2040	917,600
12,500,000	Pool AL4292	4.50%	04/01/2026	13,406,250

	Total US Government/Agency Mortgage Backed Obligations (Cost $31,755,981)			32,105,590

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	47

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2013

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT BONDS AND NOTES 7.1%
$18,000,000	United States Treasury Notes	0.25%		05/31/2014	18,020,736
23,000,000	United States Treasury Notes	0.25%		02/15/2015	23,018,860
24,000,000	United States Treasury Notes	0.38%		06/30/2015	24,042,192
13,000,000	United States Treasury Notes	1.25%		10/31/2015	13,242,229
14,000,000	United States Treasury Notes	0.88%		12/31/2016	14,050,316
1,000,000	United States Treasury Notes	0.75%		06/30/2017	992,070

	Total US Government Bonds and Notes (Cost $93,211,379)				93,366,403

SHORT TERM INVESTMENTS 17.7%
232,534,629	Fidelity Institutional Government Portfolio	0.01%	♦		232,534,629

	Total Short Term Investments (Cost $232,534,629)				232,534,629

	Total Investments 101.7% (Cost $1,329,446,594)				1,332,986,055
	Liabilities in Excess of Other Assets (1.7)%				(21,679,967)

	NET ASSETS 100.0%				$1,311,306,088

SECURITY TYPE BREAKDOWN as % of Net Assets
Foreign Corporate Bonds	21.8%
Short Term Investments	17.7%
Collateralized Loan Obligations	16.0%
Non-Agency Commercial Mortgage Backed Obligations	13.4%
US Corporate Bonds	11.7%
Non-Agency Residential Collateralized Mortgage Obligations	10.7%
US Government Bonds and Notes	7.1%
US Government / Agency Mortgage Backed Obligations	2.5%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.8%
Other Assets and Liabilities	(1.7)%

100.0%

INDUSTRY BREAKDOWN as a % of Net Assets
Short Term Investments	17.7%
Collateralized Loan Obligations	16.0%
Non-Agency Commercial Mortgage Backed Obligations	13.4%
Banking	11.4%
Non-Agency Residential Collateralized Mortgage Obligations	10.7%
US Government Bonds and Notes	7.1%
Oil and Gas	3.9%
US Government / Agency Mortgage Backed Obligations	2.4%
Telecommunications	2.3%
Financial Intermediaries	2.2%
Chemicals/Plastics	1.8%
Business Equipment and Services	1.0%
Consumer Products	0.9%
Utilities	0.8%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.8%
Transportation	0.7%
Food Products	0.7%
Media	0.7%
Finance	0.7%
Health Care	0.7%
Energy	0.6%
Mining	0.6%
Insurance	0.5%
Pharmaceuticals	0.5%
Hotels/Motels/Inns and Casinos	0.5%
Conglomerates	0.5%
Beverage and Tobacco	0.5%
Pulp & Paper	0.4%
Automotive	0.2%
Construction	0.2%
Retail	0.2%
Food/Drug Retailers	0.2%
Real Estate	0.2%
Environmental Control	0.2%
Steel	0.1%
Food & Beverage	0.4%
Other Assets and Liabilities	(1.7)%

100.0%

48	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2013

COUNTRY BREAKDOWN as a % of Net Assets:
United States	79.1%
Chile	3.0%
Brazil	3.0%
Russia	3.0%
Colombia	2.9%
Mexico	2.2%
Peru	1.6%
Britain	1.0%
Singapore	0.8%
China	0.7%
Australia	0.7%
Qatar	0.5%
Canada	0.5%
Thailand	0.4%
Malaysia	0.4%
Hong Kong	0.3%
Indonesia	0.3%
South Korea	0.2%
France	0.2%
Supranational	0.2%
Abu Dhabi	0.2%
Turkey	0.2%
Costa Rica	0.2%
Panama	0.1%
Other Assets and Liabilities	(1.7)%

100.0%

#	Variable rate security. Rate disclosed as of September 30, 2013.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2013, the value of these securities amounted to $404,710,987 or 30.9% of net assets.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

♦	Seven-day yield as of September 30, 2013

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	49

Schedule of Investments DoubleLine Floating Rate Fund	(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS 88.6%

AEROSPACE AND DEFENSE 1.1%
$3,990,000	Atlantic Aviation, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	06/01/2020	3,980,025

AIR TRANSPORT 2.2%
3,983,741	Continental Airlines, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/01/2019	4,010,631
3,982,450	Delta Air Lines, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	4.00%	#	10/18/2018	3,999,873

					8,010,504

AUTOMOTIVE 1.1%
4,000,000	Schaeffler AG, Senior Secured 1st Lien Term Loan, Tranche C	4.25%	#	01/27/2017	4,021,680

BUILDING AND DEVELOPMENT 6.0%
3,769,361	Capital Automotive LP, Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/10/2019	3,781,140
6,000,000	CPG International, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	09/30/2020	5,988,750
5,984,848	HD Supply, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	10/12/2017	6,001,307
5,993,750	Realogy Group LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	03/05/2020	6,039,632

					21,810,829

BUSINESS EQUIPMENT AND SERVICES 10.5%
4,000,000	Alixpartners LLP, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	5.00%	#	07/10/2020	4,055,000
3,990,000	Duff & Phelps LLC, Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	04/23/2020	4,009,950
3,982,494	Emdeon, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	11/02/2018	3,983,987
3,990,000	Ion Trading Technologies Ltd., Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	05/22/2020	3,994,988
4,457,937	KAR Auction Services, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	05/18/2017	4,479,291
4,987,437	Monitronics International, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	03/23/2018	4,990,554
5,984,880	Protection One, Inc., Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	03/21/2019	6,022,286
5,977,481	Total Safety, Inc., Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	03/01/2020	6,044,729

					37,580,785

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
CABLE TELEVISION 1.9%
$2,992,500	CSC Holdings LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	2.68%	#	04/17/2020	2,964,445
4,000,000	Virgin Media Investment Holdings Ltd., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	06/07/2020	3,983,600

					6,948,045

CHEMICALS/PLASTICS 6.3%
2,626,984	AI Chem & CY SCA, Senior Secured 1st Lien Term Loan, Tranche B1	4.50%	#	10/03/2019	2,633,565
1,363,016	AI Chem & CY SCA, Senior Secured 1st Lien Term Loan, Tranche B2	4.50%	#	10/03/2019	1,366,430
5,990,000	Arysta Lifescience LLC, Guaranteed Senior Secured 1st Lien Term Loan	4.50%	#	05/29/2020	5,990,000
6,066,731	Clondalkin Acquisition B.V., Senior Secured 1st Lien Term Loan	5.75%	#	05/31/2020	6,089,481
2,989,908	Ineos Finance LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	05/04/2018	2,956,271
2,592,000	PolarPak, Inc., Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/07/2020	2,596,873
1,408,000	WNA Holdings, Inc., Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	06/07/2020	1,410,647

					23,043,267

CONGLOMERATES 1.1%
4,000,000	Spectrum Brands Holdings, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	3.50%	#	09/11/2019	4,006,300

CONTAINERS AND GLASS PRODUCTS 2.7%
3,990,000	Pact Group, Inc., Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	05/29/2020	3,940,125
5,977,368	Reynolds Group Holdings, Inc., Guaranteed Senior Secured 1st Lien Term Loan	4.75%	#	09/28/2018	6,001,427

					9,941,552

COSMETICS/TOILETRIES 1.1%
4,000,000	Revlon Consumer Products Corporation, Guaranteed Senior Secured 1st Lien Term Loan	4.00%	#	08/19/2019	4,001,880

DRUGS 1.7%
5,962,500	Valeant Pharmaceuticals International, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche BE	4.50%	#	08/05/2020	6,006,801

ELECTRONICS/ELECTRIC 6.3%
5,000,000	Activision Blizzard, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	07/26/2020	5,003,650

50	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$6,000,000	Allflex Holdings, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/17/2020	6,028,140
6,000,000	BMC Software Finance, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	09/10/2020	6,010,500
6,000,000	Kasima LLC, Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	05/17/2021	5,964,390

					23,006,680

FINANCIAL INTERMEDIARIES 6.8%
4,493,750	Geo Group, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	04/03/2020	4,527,453
6,000,000	Guggenheim Partners Investment Management, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	07/22/2020	6,024,990
5,285,273	National Financial Partners Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	07/01/2020	5,333,738
6,000,000	Nuveen Investments, Inc., Senior Secured 1st Lien Term Loan, Tranche B	4.18%	#	05/13/2017	5,938,140
2,985,000	Starwood Property Trust, Inc., Senior Secured 1st Lien Term Loan	3.50%	#	04/19/2020	2,981,269

					24,805,590

FOOD PRODUCTS 5.8%
2,992,500	CIH International, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	2.75%	#	05/02/2020	2,977,523
4,000,000	CSM Bakery Supplies LLC, Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	07/03/2020	3,985,000
4,000,000	Del Monte Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/08/2018	3,992,000
3,990,000	H.J. Heinz Company, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.50%	#	06/05/2020	4,007,676
5,985,000	Pinnacle Foods Finance LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche G	3.25%	#	04/29/2020	5,941,608

					20,903,807

FOOD/DRUG RETAILERS 1.1%
3,977,848	SUPERVALU, Inc., Guaranteed Senior Secured 1st Lien Term Loan	5.00%	#	03/21/2019	3,973,592

HEALTH CARE 5.0%
4,985,000	American Renal Holdings, Inc., Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	08/20/2019	4,947,613
5,984,925	DaVita, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.00%	#	11/01/2019	6,016,345

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$2,000,000	HCA, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	2.93%	#	05/01/2018	1,998,390
1,000,000	HCA, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B5	3.00%	#	03/31/2017	1,000,265
4,000,000	Surgical Care Affiliates, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.25%	#	06/29/2018	4,011,260

					17,973,873

HOTELS/MOTELS/INNS AND CASINOS 1.7%
6,000,000	Four Seasons Holdings, Inc., Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/30/2024	6,060,000

INDUSTRIAL EQUIPMENT 3.2%
4,000,000	Generac Power Systems, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	05/31/2020	3,992,000
3,604,741	Hupah Finance, Inc., Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	01/21/2019	3,613,753
4,000,000	Rexnord LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	08/21/2020	3,959,000

					11,564,753

INSURANCE 1.6%
5,972,450	Asurion LLC, Senior Secured 1st Lien Term Loan, Tranche B1	4.50%	#	05/24/2019	5,928,582

LEISURE 5.5%
5,997,500	Emerald Expositions Holding, Inc., Senior Secured 1st Lien Term Loan	5.50%	#	06/17/2020	6,042,511
1,000,000	Hilton Worldwide Finance LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	09/23/2020	999,830
4,000,000	Live Nation Entertainment, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	08/16/2020	3,987,500
2,992,500	SeaWorld Parks & Entertainment, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.00%	#	05/14/2020	2,963,697
2,985,000	Weight Watchers International, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	04/02/2020	2,929,778
3,000,000	WMG Acquisition Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	07/01/2020	2,990,625

					19,913,941

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	51

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	(Unaudited) September 30, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
MEDIA 2.8%
$4,000,000	Media General, Inc., Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	0.50%	#&	07/31/2020	4,014,960
6,000,000	Springer Science + Business Media GmbH, Senior Secured 1st Lien Term Loan, Tranche B2	5.00%	#	08/15/2020	5,970,930

					9,985,890

OIL AND GAS 3.9%
6,000,000	Drillships Financing Holding, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	6.00%	#	03/31/2021	6,071,250
4,000,000	Fieldwood Energy LLC, Guaranteed Senior Secured 1st Lien Term Loan	3.88%	#	09/28/2018	4,004,180
3,919,360	Ruby Western Pipeline Holdings LLC, Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	03/27/2020	3,906,289

					13,981,719

RETAILERS (OTHER THAN FOOD/DRUG) 4.3%
3,982,497	CDW LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	04/29/2020	3,925,886
5,851,285	Neiman Marcus Group, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	05/16/2018	5,854,152
6,000,000	Spin Holdco, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	11/14/2019	5,999,999

					15,780,037

SURFACE TRANSPORT 1.6%
5,978,728	Avis Budget Car Rental LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.00%	#	03/15/2019	5,970,029

TELECOMMUNICATIONS 1.1%
3,987,481	Telesat Canada, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.50%	#	03/28/2019	3,972,528

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
UTILITIES 2.2%
$3,984,733	Calpine Corporation, Senior Secured 1st Lien Term Loan, Tranche B1	3.54%	#	04/01/2018	3,994,874
3,990,000	GIM Channelview Cogeneration LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	05/08/2020	3,997,481

					7,992,355

	Total Bank Loans (Cost $321,391,749)				321,165,044

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 2.1%
7,650,000	CGBAM Commercial Mortgage Trust, Series 2013-BREH-E	4.53%	#^	05/15/2030	7,775,410

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $7,718,376)				7,775,410

SHORT TERM INVESTMENTS 22.4%
81,394,283	Fidelity Institutional Government Portfolio	0.01%	♦		81,394,283

	Total Short Term Investments (Cost $81,394,283)				81,394,283

	Less: Unfunded loan commitments (1.1)% (Cost $3,982,453)				(3,982,453)

	Total Investments 112.0% (Cost $406,521,955)				406,352,284
	Liabilities in Excess of Other Assets (12.0)%				(43,415,853)

	NET ASSETS 100.0%				$362,936,431

SECURITY TYPE BREAKDOWN as % of Net Assets
Bank Loans (less unfunded loan commitments)	87.5%
Short Term Investments	22.4%
Non-Agency Commercial Mortgage Backed Obligations	2.1%
Other Assets and Liabilities	(12.0)%

100.0%

#	Variable rate security. Rate disclosed as of September 30, 2013.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2013, the value of these securities amounted to 7,775,410 or 2.1% of net assets.
♦	Seven-day yield as of September 30, 2013
&	Unfunded loan commitment

52	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements

Statements of Assets and Liabilities	(Unaudited) September 30, 2013

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

ASSETS
Investments in Unaffiliated Securities, at Value*	$32,789,341,159	$1,723,777,230	$547,193,373	$110,853,511	$1,100,451,426	$324,958,001
Investments in Affiliated Securities, at Value*	—	128,672,635	—	32,275,345	—	—
Short-term Securities*	2,279,324,974	22,045,991	1,016,247	69,028,863	232,534,629	81,394,283
Interest and Dividends Receivable	134,472,336	13,964,041	8,486,243	313,437	4,807,691	1,452,430
Receivable for Fund Shares Sold	89,168,228	2,496,363	1,573,933	126,798	7,955,635	1,363,906
Receivable for Investments Sold	16,115,625	23,391,511	24,163,717	499,995	13,678,822	14,977,513
Cash	3,415,333	—	7,266,280	100,583	402,082	—
Prepaid Expenses and Other Assets	968,619	110,976	43,790	37,616	142,933	38,688
Deposit at Broker for Futures	—	—	—	2,237,500	—	—
Total Assets	35,312,806,274	1,914,458,747	589,743,583	215,473,648	1,359,973,218	424,184,821

LIABILITIES
Payable for Fund Shares Redeemed	101,431,110	5,395,324	2,997,775	499,087	1,388,625	162,103
Distribution Payable	52,939,834	1,833,858	840,224	592,435	242,341	412,844
Payable for Investments Purchased	30,525,115	13,465,836	9,011,168	—	46,349,090	58,699,878
Investment Advisory Fees Payable	11,729,769	580,443	369,512	162,824	312,311	142,167
Transfer Agent Expenses Payable	3,192,593	315,990	93,388	63,923	97,465	12,278
Distribution Fees Payable	1,943,051	122,417	25,152	32,970	122,013	23,270
Accrued Expenses	1,934,024	277,958	104,835	55,067	69,711	90,423
Administration Fees Payable	1,556,718	135,635	53,768	24,957	61,124	28,193
Registration Fees Payable	350,715	27,939	24,854	4,478	24,450	28,005
Due to Custodian	—	143,168	—	—	—	1,649,229
Loans Payable	—	—	7,216,000	—	—	—
Variation Margin Payable	—	—	—	177,488	—	—
Unrealized Depreciation on Swaps	—	—	—	26,771	—	—
Written Option Contracts, at value (Premiums received $4,983)	—	—	—	50	—	—
Total Liabilities	205,602,929	22,298,568	20,736,676	1,640,050	48,667,130	61,248,390
Net Assets	$35,107,203,345	$1,892,160,179	$569,006,907	$213,833,598	$1,311,306,088	$362,936,431
NET ASSETS CONSIST OF:
Paid-in Capital	$35,940,298,368	$1,922,459,165	$604,429,813	$218,662,186	$1,310,615,286	$362,931,830
Undistributed (Accumulated) Net Investment Income (Loss)	(254,945,145)	(5,847,988)	227,250	(538,207)	(1,687,899)	74,485
Accumulated Net Realized Gain (Loss)	(679,434,273)	(14,924,137)	(7,066,602)	(5,149,391)	(1,160,760)	99,787
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	100,993,630	(9,988,496)	(28,583,554)	1,796,678	3,539,461	(169,671)
Investments in Affiliated Securities	—	461,635	—	(1,025,568)	—	—
Short-term Securities	290,765	—	—	—	—	—
Futures	—	—	—	109,738	—	—
Swaps	—	—	—	(26,771)	—	—
Written Options	—	—	—	4,933	—	—
Net Assets	$35,107,203,345	$1,892,160,179	$569,006,907	$213,833,598	$1,311,306,088	$362,936,431

*Identified Cost:
Investments in Unaffiliated Securities	$32,688,347,529	$1,733,765,726	$575,776,927	$109,056,833	$1,096,911,965	$325,127,672
Investments in Affiliated Securities	—	128,211,000	—	33,300,913	—	—
Short-term Securities	2,279,034,209	22,045,991	1,016,247	69,028,863	232,534,629	81,394,283
Class I (unlimited shares authorized):
Net Assets	$27,394,004,208	$1,459,090,245	$428,742,600	$83,347,980	$524,908,160	$250,764,830
Shares Outstanding	2,500,384,512	135,075,316	41,922,864	8,417,431	51,664,186	24,822,659
Net Asset Value, Offering and Redemption Price per Share	$10.96	$10.80	$10.23	$9.90	$10.16	$10.10
Class N (unlimited shares authorized):
Net Assets	$7,713,199,137	$433,069,934	$140,264,307	$—	$786,397,928	$112,171,601
Shares Outstanding	704,274,853	40,115,135	13,714,019	—	77,454,873	11,089,319
Net Asset Value, Offering and Redemption Price per Share	$10.95	$10.80	$10.23	$—	$10.15	$10.12
Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$130,485,618	$—	$—
Shares Outstanding	—	—	—	13,201,757	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$10.30	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$9.88	$—	$—

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	53

Statements of Operations	(Unaudited) Period Ended September 30, 2013

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

INVESTMENT INCOME
Income:
Interest	$759,241,478	$44,762,288	$17,517,057	$1,209,108	$6,118,189	$2,612,887
Dividends from Unaffiliated Securities	—	—	—	505,202	—	—
Dividends from Affiliated Securities	—	988,289	—	1,068,967	—	—
Total Investment Income	759,241,478	45,750,577	17,517,057	2,783,277	6,118,189	2,612,887
Expenses:
Investment Advisory Fees	77,850,175	4,643,512	2,678,002	1,285,979	1,250,655	464,590
Distribution Fees - Class N	11,266,543	792,730	197,291	—	374,440	33,894
Distribution Fees - Class A	—	—	—	189,262	—	—
Transfer Agent Expenses	7,527,053	625,642	236,016	94,683	218,218	25,442
Administration, Fund Accounting and Custodian Fees	3,206,690	262,053	96,250	43,391	99,862	38,004
Shareholder Reporting Expenses	993,427	97,681	27,811	10,614	21,034	28,735
Registration Fees	880,762	79,957	81,015	53,503	88,363	60,130
Professional Fees	528,600	110,087	102,008	45,997	48,655	110,342
Insurance Expenses	456,420	35,615	10,293	3,718	7,102	1,606
Trustees’ Fees and Expenses	328,249	20,802	6,445	2,207	5,707	1,226
Miscellaneous Expenses	102,867	9,383	7,268	3,259	3,124	7,286
Total Expenses	103,140,786	6,677,462	3,442,399	1,732,613	2,117,160	771,255
Less: Fees Waived	—	(286,091)	—	(129,079)	(74,311)	(88,324)
Net Expenses	103,140,786	6,391,371	3,442,399	1,603,534	2,042,849	682,931

Net Investment Income	656,100,692	39,359,206	14,074,658	1,179,743	4,075,340	1,929,956

REALIZED & UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	404,288	(19,400,394)	(14,607,477)	(1,908,912)	31,258	99,787
Investments in Affiliated Securities	—	—	—	(345,309)	—	—
Futures	—	—	—	325,692	—	—
Swaps	—	—	—	(44,810)	—	—
Written Options				290,369
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(1,122,330,668)	(81,270,141)	(41,895,515)	332,893	13,313	(591,011)
Investments in Affiliated Securities	—	77,994	—	(1,513,426)	—	—
Short-term Securities	(492,215)	—	—	—	—	2,023
Futures	—	—	—	1,568,264	—	—
Swaps	—	—	—	239,948	—	—
Written Options	—	—	—	(229,651)	—	—
Net Realized and Unrealized Gain (Loss)	(1,122,418,595)	(100,592,541)	(56,502,992)	(1,284,942)	44,571	(489,201)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(466,317,903)	$(61,233,335)	$(42,428,334)	$(105,199)	$4,119,911	$1,440,755

54	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements

Statements of Changes in Net Assets

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013

OPERATIONS
Net Investment Income	$656,100,692	$1,276,925,558	$39,359,206	$80,090,728
Net Realized Gain (Loss)	404,288	4,484,908	(19,400,394)	33,274,675
Net Change in Unrealized Appreciation (Depreciation)	(1,122,822,883)	907,541,862	(81,192,147)	43,470,367
Net Increase (Decrease) in Net Assets Resulting from Operations	(466,317,903)	2,188,952,328	(61,233,335)	156,835,770

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(720,525,760)	(1,369,454,321)	(34,222,600)	(73,833,620)
Class N	(204,187,818)	(435,657,389)	(11,689,105)	(25,573,765)
From Net Realized Gain
Class I	—	—	—	(8,259,212)
Class N	—	—	—	(3,270,018)

Total Distributions to Shareholders	(924,713,578)	(1,805,111,710)	(45,911,705)	(110,936,615)

NET SHARE TRANSACTIONS
Class I	(1,941,052,282)	13,889,037,951	(292,860,863)	249,977,552
Class N	(1,400,699,117)	3,224,760,062	(268,882,831)	181,860,465
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(3,341,751,399)	17,113,798,013	(561,743,694)	431,838,017

Total Increase (Decrease) in Net Assets	$(4,732,782,880)	$17,497,638,631	$(668,888,734)	$477,737,172

NET ASSETS
Beginning of Period	$39,839,986,225	$22,342,347,594	$2,561,048,913	$2,083,311,741
End of Period	$35,107,203,345	$39,839,986,225	$1,892,160,179	$2,561,048,913

Accumulated (Undistributed) Net Investment Income (Loss)	$(254,945,145)	$13,667,741	$(5,847,988)	$704,511

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	55

Statements of Changes in Net Assets

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)
	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013

OPERATIONS
Net Investment Income	$14,074,658	$21,779,269	$1,179,743	$4,202,798
Net Realized Gain (Loss)	(14,607,477)	15,854,005	(1,682,970)	(1,949,093)
Net Change in Unrealized Appreciation (Depreciation)	(41,895,515)	6,102,561	398,028	892,332
Net Increase (Decrease) in Net Assets Resulting from Operations	(42,428,334)	43,735,835	(105,199)	3,146,037

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(11,087,391)	(17,525,904)	(691,731)	(2,646,441)
Class N	(2,950,393)	(4,075,759)	—	—
Class A	—	—	(907,705)	(2,688,413)
From Net Realized Gain
Class I	—	(6,946,690)	—	—
Class N	—	(1,698,083)	—	—
Class A	—	—	—	—

Total Distributions to Shareholders	(14,037,784)	(30,246,436)	(1,599,436)	(5,334,854)

NET SHARE TRANSACTIONS
Class I	(147,297,916)	259,941,421	(20,974,096)	21,098,152
Class N	(15,458,266)	83,389,248	—	—
Class A	—	—	(28,315,585)	118,585,276
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(162,756,182)	343,330,669	(49,289,681)	139,683,428

Total Increase (Decrease) in Net Assets	$(219,222,300)	$356,820,068	$(50,994,316)	$137,494,611

NET ASSETS
Beginning of Period	$788,229,207	$431,409,139	$264,827,914	$127,333,303
End of Period	$569,006,907	$788,229,207	$213,833,598	$264,827,914

Accumulated (Undistributed) Net Investment Income (Loss)	$227,250	$190,376	$(538,207)	$(118,514)

56	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements

	DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Period Ended March 31, 2013[1]

OPERATIONS
Net Investment Income	$4,075,340	$8,030,477	$1,929,956	$(8,435)
Net Realized Gain (Loss)	31,258	277,382	99,787	—
Net Change in Unrealized Appreciation (Depreciation)	13,313	2,755,237	(588,988)	419,317
Net Increase (Decrease) in Net Assets Resulting from Operations	4,119,911	11,063,096	1,440,755	410,882

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(3,585,280)	(6,198,894)	(1,514,610)	—
Class N	(2,233,194)	(3,234,539)	(340,861)	—
From Net Realized Gain
Class I	—	(106,019)	—	—
Class N	—	(68,847)	—	—

Total Distributions to Shareholders	(5,818,474)	(9,608,299)	(1,855,471)	—

NET SHARE TRANSACTIONS
Class I	150,851,773	242,735,409	187,476,971	63,025,000
Class N	548,586,140	151,916,322	112,428,294	10,000
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	699,437,913	394,651,731	299,905,265	63,035,000

Total Increase (Decrease) in Net Assets	$697,739,350	$396,106,528	$299,490,549	$63,445,882

NET ASSETS
Beginning of Period	$613,566,738	$217,460,210	$63,445,882	$—
End of Period	$1,311,306,088	$613,566,738	$362,936,431	$63,445,882

Accumulated (Undistributed) Net Investment Income (Loss)	$(1,687,899)	$55,235	$74,485	$—

[1]	Commencement of operations on February 1, 2013.

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	57

Financial Highlights

	DoubleLine Total Return Bond Fund
	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I	Class I	Class I	Class I		Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$11.34	$11.17	$10.96	$10.00		$11.33	$11.16	$10.96	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.19	0.46	0.77	1.02		0.18	0.44	0.73	0.99
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.30)	0.34	0.31	0.87		(0.30)	0.34	0.31	0.87
Total from Investment Operations	(0.11)	0.80	1.08	1.89		(0.12)	0.78	1.04	1.86

Less Distributions:
Distributions from Net Investment Income	(0.27)	(0.63)	(0.87)	(0.93)		(0.26)	(0.61)	(0.84)	(0.90)
Distributions from Net Realized Gain	—	—	—	—		—	—	—	—
Total Distributions	(0.27)	(0.63)	(0.87)	(0.93)		(0.26)	(0.61)	(0.84)	(0.90)
Net Asset Value, End of Period	$10.96	$11.34	$11.17	$10.96		$10.95	$11.33	$11.16	$10.96
Total Return	(0.96)%[2]	7.37%	10.18%	19.28%	[2]	(1.09)%[2]	7.11%	9.83%	19.04%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$27,394,004	$30,398,069	$16,226,569	$4,330,408		$7,713,199	$9,441,917	$6,115,779	$1,479,601
Ratios to Average Net Assets:
Expenses Before Fees Waived	0.47% [3]	0.48%	0.50%	0.53%	[3]	0.72% [3]	0.73%	0.75%	0.78%	[3]
Expenses After Fees Waiver	0.47% [3]	0.48%	0.49%	0.49%	[3]	0.72% [3]	0.73%	0.74%	0.74%	[3]
Net Investment Income (Loss)	3.43% [3]	4.02%	6.86%	9.42%	[3]	3.17% [3]	3.76%	6.58%	9.17%	[3]
Portfolio Turnover Rate	11% [2]	23%	15%	17%	[2]	11% [2]	23%	15%	17%	[2]

[1]	Commencement of operations on April 6, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

58	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements

	DoubleLine Core Fixed Income Fund
	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I	Class I	Class I	Class I		Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$11.29	$11.06	$10.46	$10.00		$11.28	$11.05	$10.46	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.16	0.36	0.50	0.57		0.16	0.33	0.47	0.55
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.42)	0.36	0.65	0.41		(0.42)	0.36	0.65	0.41
Total from Investment Operations	(0.26)	0.72	1.15	0.98		(0.26)	0.69	1.12	0.96

Less Distributions:
Distributions from Net Investment Income	(0.23)	(0.44)	(0.52)	(0.48)		(0.22)	(0.41)	(0.50)	(0.46)
Distributions from Net Realized Gain	—	(0.05)	(0.03)	(0.04)		—	(0.05)	(0.03)	(0.04)
Total Distributions	(0.23)	(0.49)	(0.55)	(0.52)		(0.22)	(0.46)	(0.53)	(0.50)
Net Asset Value, End of Period	$10.80	$11.29	$11.06	$10.46		$10.80	$11.28	$11.05	$10.46
Total Return	(2.32)%[2]	6.53%	11.19%	9.9%	[2]	(2.36)%[2]	6.27%	10.85%	9.71%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$1,459,090	$1,829,092	$1,544,169	$158,043		$433,070	$731,957	$539,143	$30,586
Ratios to Average Net Assets:
Expenses Before Fees Waived	0.48% [3]	0.51%	0.54%	0.85%	[3]	0.73% [3]	0.76%	0.79%	1.09%	[3]
Expenses After Fees Waiver	0.48% [3]	0.50%	0.49%	0.49%	[3]	0.73% [3]	0.75%	0.74%	0.74%	[3]
Net Investment Income (Loss)	3.39% [3]	3.14%	4.51%	6.56%	[3]	3.09% [3]	2.88%	4.22%	6.38%	[3]
Portfolio Turnover Rate	30% [2]	82%	81%	84%	[2]	30% [2]	82%	81%	84%	[2]

[1]	Commencement of operations on June 1, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	59

Financial Highlights

	DoubleLine Emerging Markets Fixed Income Fund
	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I	Class I	Class I	Class I		Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$11.03	$10.70	$10.57	$10.00		$11.03	$10.70	$10.57	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.22	0.38	0.58	0.60		0.21	0.36	0.55	0.58
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.80)	0.46	0.23	0.52		(0.80)	0.46	0.23	0.52
Total from Investment Operations	(0.58)	0.84	0.81	1.12		(0.59)	0.82	0.78	1.10

Less Distributions:
Distributions from Net Investment Income	(0.22)	(0.38)	(0.58)	(0.52)		(0.21)	(0.36)	(0.55)	(0.50)
Distributions from Net Realized Gain	—	(0.13)	(0.10)	(0.03)		—	(0.13)	(0.10)	(0.03)
Total Distributions	(0.22)	(0.51)	(0.68)	(0.55)		(0.21)	(0.49)	(0.65)	(0.53)
Net Asset Value, End of Period	$10.23	$11.03	$10.70	$10.57		$10.23	$11.03	$10.70	$10.57
Total Return	(5.28)%[2]	8.04%	7.96%	11.48%	[2]	(5.41)%[2]	7.78%	7.71%	11.25%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$428,743	$620,479	$349,926	$106,227		$140,264	$167,750	$81,484	$26,277
Ratios to Average Net Assets:
Expenses Before Fees Waived	0.91% [3]	0.91%	0.95%	1.32%	[3]	1.16% [3]	1.16%	1.20%	1.57%	[3]
Expenses After Fees Waiver	0.91% [3]	0.91%	0.95%	0.95%	[3]	1.16% [3]	1.16%	1.20%	1.20%	[3]
Net Investment Income (Loss)	4.00% [3]	3.53%	5.47%	5.85%	[3]	3.75% [3]	3.30%	5.26%	5.66%	[3]
Portfolio Turnover Rate	41% [2]	105%	177%	109%	[2]	41% [2]	105%	177%	109%	[2]

[1]	Commencement of operations on April 6, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

60	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements

	DoubleLine Multi-Asset Growth Fund (Consolidated)
	Six Months Ended September 30, 2013 (Unaudited)		Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Six Months Ended September 30, 2013 (Unaudited)		Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I		Class I	Class I	Class I		Class A		Class A	Class A	Class A

Net Asset Value, Beginning of Period	$9.96		$10.03	$10.11	$10.00		$9.95		$10.02	$10.09	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) [4]	0.07		0.31	0.42	0.10		0.05		0.29	0.41	0.10
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.05)		(0.06)	(0.16)	0.02		(0.05)		(0.06)	(0.16)	—
Total from Investment Operations	0.02		0.25	0.26	0.12		—		0.23	0.25	0.10

Less Distributions:
Distributions from Net Investment Income	(0.08)		(0.32)	(0.34)	(0.01)		(0.07)		(0.30)	(0.32)	(0.01)
Distributions from Net Realized Gain	—		—	—	—		—		—	—	—
Total Distributions	(0.08)		(0.32)	(0.34)	(0.01)		(0.07)		(0.30)	(0.32)	(0.01)
Net Asset Value, End of Period	$9.90		$9.96	$10.03	$10.11		$9.88		$9.95	$10.02	$10.09
Total Return[5]	0.19%	[2]	2.49%	2.67%	1.24%	[2]	0.06%	[2]	2.19%	2.57%	1.02%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$83,348		$105,114	$85,073	$22,128		$130,486		$159,714	$42,261	$6,071
Ratios to Average Net Assets:
Expenses Before Fees Waived	1.23%	[3]	1.35%	1.51%	5.11%	[3]	1.48%	[3]	1.60%	1.76%	6.05%	[3]
Expenses After Fees Waiver	1.12%	[3]	1.10%	1.09%	1.18%	[3]	1.38%	[3]	1.35%	1.34%	1.43%	[3]
Net Investment Income (Loss)	1.17%	[3]	3.11%	4.14%	3.57%	[3]	0.93%	[3]	2.48%	3.88%	3.57%	[3]
Portfolio Turnover Rate	105%	[2]	88%	48%	19%	[2]	105%	[2]	88%	48%	19%	[2]

[1]	Commencement of operations on December 20, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Total return does not include the effects of sales charges for Class A.

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	61

Financial Highlights

	DoubleLine Low Duration Bond Fund
	Six Months Ended September 30, 2013 (Unaudited)		Year Ended March 31, 2013	Period Ended March 31, 2012[1]		Six Months Ended September 30, 2013 (Unaudited)		Year Ended March 31, 2013	Period Ended March 31, 2012[1]
	Class I		Class I	Class I		Class N		Class N	Class N

Net Asset Value, Beginning of Period	$10.21		$10.16	$10.00		$10.20		$10.15	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) [4]	0.06		0.20	0.11		0.05		0.17	0.09
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.02)		0.09	0.13		(0.02)		0.09	0.13
Total from Investment Operations	0.04		0.29	0.24		0.03		0.26	0.22

Less Distributions:
Distributions from Net Investment Income	(0.09)		(0.24)	(0.08)		(0.08)		(0.21)	(0.07)
Distributions from Net Realized Gain	—			—		—			—
Total Distributions	(0.09)		(0.24)	(0.08)		(0.08)		(0.21)	(0.07)
Net Asset Value, End of Period	$10.16		$10.21	$10.16		$10.15		$10.20	$10.15
Total Return	0.38%	[2]	2.88%	2.44%	[2]	0.26%	[2]	2.64%	2.25%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$524,908		$375,840	$132,117		$786,398		$237,727	$85,343
Ratios to Average Net Assets:
Expenses Before Fees Waived	0.49%	[3]	0.53%	0.94%	[3]	0.74%	[3]	0.78%	1.19%	[3]
Expenses After Fees Waiver	0.47%	[3]	0.47%	0.47%	[3]	0.72%	[3]	0.72%	0.72%	[3]
Net Investment Income (Loss)	1.26%	[3]	1.98%	2.10%	[3]	1.02%	[3]	1.70%	1.74%	[3]
Portfolio Turnover Rate	30%	[2]	71%	46%	[2]	30%	[2]	71%	46%	[2]

[1]	Commencement of operations on September 30, 2011.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

62	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements

	DoubleLine Floating Rate Fund
	Six Months Ended September 30, 2013 (Unaudited)	Period Ended March 31, 2013[1]	Six Months Ended September 30, 2013 (Unaudited)	Period Ended March 31, 2013[1]
	Class I	Class I	Class N	Class N

Net Asset Value, Beginning of Period	$10.08	$10.00	$10.08	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.12	—	0.13	—
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.02)	0.08	(0.02)	0.08
Total from Investment Operations	0.10	0.08	0.11	0.08

Less Distributions:
Distributions from Net Investment Income	(0.08)	—	(0.07)	—
Distributions from Net Realized Gain	—	—	—	—
Total Distributions	(0.08)	—	(0.07)	—
Net Asset Value, End of Period	$10.10	$10.08	$10.12	$10.08
Total Return[2]	1.01%	0.80%	1.10%	80%

Supplemental Data:
Net Assets, End of Period (000’s)	$250,765	$63,436	$112,172	$10
Ratios to Average Net Assets:
Expenses Before Fees Waived[3]	0.81%	2.01%	0.93%	2.26%
Expenses After Fees Waiver[3]	0.70%	0.75%	0.93%	1.00%
Net Investment Income (Loss)[3]	2.05%	(0.13)%	2.26%	(0.13)%
Portfolio Turnover Rate[2]	26%	20%	26%	20%

[1]	Commencement of operations on February 1, 2013.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2013	63

Notes to Financial Statements	(Unaudited) September 30, 2013

1.  Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of six funds, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund and DoubleLine Floating Rate Fund (each a “Fund” and collectively the “Funds”). The DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Low Duration Bond Fund and DoubleLine Floating Rate Fund each offer two classes of shares, Class N shares and Class I shares. The DoubleLine Multi-Asset Growth Fund currently offers two classes of shares, Class A shares and Class I shares.

The DoubleLine Total Return Bond Fund and DoubleLine Emerging Markets Fixed Income Fund commenced operations on April 6, 2010. The DoubleLine Core Fixed Income Fund commenced operations on June 1, 2010. The DoubleLine Multi-Asset Growth Fund commenced operations on December 20, 2010. The DoubleLine Low Duration Bond Fund commenced operations on September 30, 2011. The DoubleLine Floating Rate Fund commenced operations on February 1, 2013.

The DoubleLine Total Return Bond Fund’s investment objective is to seek to maximize total return. The DoubleLine Core Fixed Income Fund’s investment objective is to seek to maximize current income and total return. The DoubleLine Emerging Markets Fixed Income Fund’s investment objective is to seek high total return from current income and capital appreciation. The DoubleLine Multi-Asset Growth Fund’s investment objective is to seek long-term capital appreciation. The DoubleLine Low Duration Bond Fund’s investment objective is to seek current income. The DoubleLine Floating Rate Fund’s investment objective is to seek a high level of current income.

DoubleLine Shiller Enhanced CAPE®, a new series of the Trust, was formed on August 21, 2013 and commenced operations on October 31, 2013. DoubleLine Shiller Enhanced CAPE®’s investment objective is to seek total return which exceeds the total return of its benchmark index, the Shiller Barclays CAPE® US Sector TR USD Index.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Funds use end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities, in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3.

Fixed-income class	Examples of Standard Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds and notes of government and government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports
Bank loans	Quotations from dealers and trading systems

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of September 30, 2013, the Funds did not hold any investments in private investment funds.

64	DoubleLine Funds Trust

(Unaudited) September 30, 2013

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swaps agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of broker dealer quotations or pricing service valuations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market value. As of September 30, 2013, the Funds did not hold securities fair valued by the Valuation Committee.

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of September 30, 20131:

Category	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Investments in Securities
Level 1
Money Market Funds	$249,331,084	$22,045,991	$1,016,247	$39,029,307	$232,534,629	$81,394,283
Affiliated Mutual Funds	—	128,672,635	—	32,275,345	—	—
Exchange Traded Funds and Common Stock	—	—	—	83,048,701	—	—
Purchased Options	—	—	—	521,897	—	—
Total Level 1	249,331,084	150,718,626	1,016,247	154,875,250	232,534,629	81,394,283
Level 2
US Government / Agency Mortgage Backed Obligations	17,485,321,739	352,496,935	—	7,694,764	32,105,590	—
Non-Agency Residential Collateralized Mortgage Obligations	9,193,640,256	243,085,300	—	12,991,326	130,664,889	—
Non-Agency Commercial Mortgage Backed Obligations	2,251,022,702	137,758,829	—	—	175,226,526	7,775,410
Other Short Term Investments	2,029,993,890	—	—	29,999,556	—	—
US Government Bonds and Notes	1,893,775,800	224,916,729	—	—	93,366,403	—
Collateralized Loan Obligations	1,099,001,067	57,772,821	—	4,667,836	209,726,220	—
US Corporate Bonds	—	342,765,834	—	—	153,552,593	—
Foreign Corporate Bonds	—	309,519,762	546,035,873	—	286,191,267	—
Municipal Bonds	—	15,593,565	—	—	—	—
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	—	12,513,891	1,157,500	—	10,320,002	—
Purchased Options	—	—	—	12,151	—	—
Bank Loans (less unfunded loan commitments)	—	—	—	—	—	317,182,591
Total Level 2	33,952,755,454	1,696,423,666	547,193,373	55,365,633	1,091,153,490	324,958,001
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	866,579,595	27,353,564		1,916,836	9,297,936	—
Total Level 3	866,579,595	27,353,564	—	1,916,836	9,297,936	—
Total	35,068,666,133	1,874,495,856	548,209,620	212,157,719	1,332,986,055	406,352,284
Other Financial Instruments
Level 1
Futures Contracts	—	—	—	109,738	—	—
Written Options	—	—	—	(50)	—	—
Total Level 1	—	—	—	109,688	—	—
Level 2
Swaps	—	—	—	(26,771)	—	—
Total Level 2	—	—	—	(26,771)	—	—
Level 3	—	—	—	—	—	—
Total	—	—	—	82,917	—	—

See	the Schedules of Investments for further disaggregation of investment categories.

[1]	There were no transfers into and out of Level 1 during the period ended September 30, 2013.

Semi-Annual Report	September 30, 2013	65

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2013

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

DoubleLine Total Return Bond Fund	Balance as of 3/31/2013	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Net Accretion (Amortization)	Purchases	Sales[1]	Transfers Into Level 3[2]	Transfers Out of Level 3[2]	Balance as of 9/30/2013
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$769,302,261	$4,014,074	$44,463,898	$25,819,633	$49,062,500	$(19,974,914)	$19,491,306	$(25,599,163)	$866,579,595

Total	$769,302,261	$4,014,074	$44,463,898	$25,819,633	$49,062,500	$(19,974,914)	$19,491,306	$(25,599,163)	$866,579,595

[1]	Sales include all sales of securities, maturities, and paydowns.

[2]	Transfers between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

DoubleLine Total Return Bond Fund	Fair Value as of 9/30/2013 *	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Non-Agency Residential Collateralized Mortgage Obligations	$866,579,595	Market Comparables, Discounted Cash Flow	Market Quotes	$69.19 - $127.27	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis, by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years, 2013, 2012 and 2011 for the Funds, are those that are open for exam by taxing authorities. As of September 30, 2013 the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2013. The Funds identify their major tax jurisdictions as U.S. Federal and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the statements of operations.

D. Dividends and Distributions to Shareholders. Dividends from the net investment income of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Low Duration Bond Fund and DoubleLine Floating Rate Fund will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund will be declared and paid quarterly. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

66	DoubleLine Funds Trust

(Unaudited) September 30, 2013

F. Share Valuation. The NAV per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ net asset value will not be calculated on the days on which the NYSE is closed for trading, or, except with respect to DoubleLine Multi-Asset Growth Fund, on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day.

G. Unfunded Loan Commitments. The Funds may enter into certain credit agreements where all or a portion of which may be unfunded. The Funds are obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Schedules of Investments. As of September 30, 2013, the Funds had sufficient cash and/or securities to cover these commitments.

H. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

I. Basis for Consolidation for the DoubleLine Multi-Asset Growth Fund. The DoubleLine Multi-Asset Growth Fund may invest up to 25% of its total assets in DoubleLine Cayman Multi-Asset Growth Fund I, Ltd. (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the DoubleLine Multi-Asset Growth Fund. The Subsidiary invests in commodity-related investments and other investments. As of September 30, 2013 net assets of the DoubleLine Multi-Asset Growth Fund were $213,833,598 of which $16,662,426, or approximately 7.79%, represented the DoubleLine Multi-Asset Growth Fund’s ownership of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

J. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or on another reasonable basis. Investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Funds with investment management services under an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of each Fund, places orders for the purchase and sale of its portfolio securities and is responsible for the day-to-day management of the Trust’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.40%, 0.40%, 0.75%, 1.00%, 0.35% and 0.50% of the average daily net assets of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund and DoubleLine Floating Rate Fund, respectively. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources.

The Adviser has contractually agreed to limit the DoubleLine Emerging Markets Fixed Income Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 0.95% for the Class I shares and 1.20% for the Class N shares. The Adviser has contractually agreed to limit the DoubleLine Multi-Asset Growth Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 1.20% for the Class I shares and 1.45% for the Class A shares. The Adviser has contractually agreed to limit the DoubleLine Low Duration Bond Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 0.47% for the Class I shares and 0.72% for the Class N shares. The Adviser has contractually agreed to limit the DoubleLine Floating Rate Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 0.75% for the Class I shares and 1.00% for the Class N shares. For the purposes of the expense limitation agreement between the Adviser and the Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. Each Fund’s expense limitation may be terminated during its term only by a majority vote of the disinterested Trustees of the Board.

The Adviser is permitted to be reimbursed for fee waivers and/or expense reimbursements it made to a Fund in the prior three fiscal years. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees waived and/or expenses reimbursed. Any such reimbursement requested by the Adviser is subject to review and approval by the Board of Trustees and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

The Adviser contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated below:

Year of Expiration	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
March 31, 2014	$1,235,309	$231,152	$210,883	$79,472	$—	$—
March 31, 2015	1,594,218	461,517	—	270,424	206,049	—
March 31, 2016	12,622	172,424	11,145	225,268	246,512	80,826
March 31, 2017	—	—	—	34,062	74,311	88,324

Semi-Annual Report	September 30, 2013	67

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2013

If a Fund invested in an affiliated Fund sponsored by the Adviser during the period covered by this report the Adviser agreed to not charge a management fee to the Fund in an amount equal to the investment advisory fees paid by the affiliated Fund in respect of the Fund’s investment in the affiliated fund to avoid duplicate charge of the investment advisory fees to the investors; accordingly, the Adviser did not charge $286,091 and $95,017 in fees to the DoubleLine Core Fixed Income Fund and DoubleLine Multi-Asset Growth Fund, respectively, for the period ended September 30, 2013.

As of September 30, 2013, 35% of the outstanding shares of the DoubleLine Floating Rate Fund were owned by the DoubleLine Core Fixed Income Fund.

4.  Distribution, Sales Charge and Redemption Fees

Class N shares and Class A shares of the Funds make payments under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares.

The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Multi-Asset Growth Fund and the DoubleLine Floating Rate Fund each impose redemption fees. Redemption fees are paid to and retained by the Funds to limit the opportunity to market time the Funds and to help offset estimated portfolio transaction costs and other related costs incurred by the Funds as a result of short-term trading. The Funds will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 days of purchase.

5.  Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the period ended September 30, 2013, were as follows:

	All Other		U.S. Government[1]
	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds
DoubleLine Total Return Bond Fund	$4,313,466,892	$3,732,195,154	$—	$—
DoubleLine Core Fixed Income Fund	468,733,562	784,987,753	174,141,535	370,439,471
DoubleLine Emerging Markets Fixed Income Fund	274,052,315	406,258,837	2,143,953	2,150,504
DoubleLine Multi-Asset Growth Fund (Consolidated)	145,882,663	134,577,011	—	—
DoubleLine Low Duration Bond Fund	656,216,542	187,360,654	55,975,742	5,959,355
DoubleLine Floating Rate Fund	341,171,973	40,905,029	—	—

[1]	U.S. Government transactions are defined as those involving U.S. Treasury bills, bonds, and notes.

6.  Income Tax Information

The tax character of distributions for the Funds were as follows:

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund		DoubleLine Emerging Markets Fixed Income Fund
	Period Ended September 30, 2013	Year Ended March 31, 2013	Period Ended September 30, 2013	Year Ended March 31, 2013	Period Ended September 30, 2013	Year Ended March 31, 2013
Distributions Paid From:
Ordinary Income	$924,713,578	$1,805,111,710	$45,911,705	$110,936,615	$14,037,784	$30,246,436
Long Term Capital Gain	—	—	—	—	—	—
Total Distributions Paid	$924,713,578	$1,805,111,710	$45,911,705	$110,936,615	$14,037,784	$30,246,436

	DoubleLine Multi-Asset Growth Fund (Consolidated)		DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Period Ended September 30, 2013	Year Ended March 31, 2013	Period Ended September 30, 2013	Year Ended March 31, 2013	Period Ended September 30, 2013	Period Ended March 31, 2013
Distributions Paid From:
Ordinary Income	$1,599,436	$5,334,854	$5,818,474	$9,608,299	$1,855,471	$—
Long Term Capital Gain	—	—	—	—	—	—
Total Distributions Paid	$1,599,436	$5,334,854	$5,818,474	$9,608,299	$1,855,471	$—

68	DoubleLine Funds Trust

(Unaudited) September 30, 2013

Each Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero.

The cost basis of investments for federal income tax purposes as of September 30, 2013 is as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Tax Cost of Investments	$35,040,577,687	$1,886,822,234	$576,861,077	$211,682,983	$1,329,452,855	$406,521,955
Gross Tax Unrealized Appreciation	793,227,232	30,314,249	1,714,243	6,236,173	6,715,993	586,114
Gross Tax Unrealized Depreciation	(765,138,786)	(42,640,627)	(30,365,700)	(5,761,437)	(3,182,793)	(755,785)
Net Tax Unrealized Appreciation (Depreciation)	$28,088,446	$(12,326,378)	$(28,651,457)	$474,736	$3,533,200	$(169,671)

As of March 31, 2013, the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Net Tax Unrealized Appreciation (Depreciation)	$1,150,911,329	$68,865,769	$13,244,058	$1,655,269	$3,519,887	$419,317
Undistributed Ordinary Income	63,578,082	4,602,118	7,402,715	201,277	258,522	—
Undistributed Long Term Capital Gain	—	5,789,673	1,229,937	—	—	—
Total Distributable Earnings	63,578,082	10,391,791	8,632,652	201,277	258,522	—
Other Accumulated Gains (Losses)	(656,552,953)	(2,411,506)	(833,498)	(4,980,499)	(1,389,044)	—
Total Accumulated Earnings (Losses)	$557,936,458	$76,846,054	$21,043,212	$(3,123,953)	$2,389,365	$419,317

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of March 31, 2013, the following capital loss carryforwards were available:

	Capital Loss Carryforward	Expires
DoubleLine Total Return Bond Fund	$3,709,758	3/31/2019
DoubleLine Total Return Bond Fund	379,994,159	Indefinite
DoubleLIne Multi-Asset Growth Fund (Consolidated)	1,384,991	Indefinite
DoubleLine Low Duration Bond Fund	165,886	Indefinite

As of March 31, 2013, the following Funds deferred, on a tax basis qualified late-year losses of:

DoubleLine Total Return Bond Fund	$222,938,695
DoubleLine Core Fixed Income Fund	—
DoubleLine Emerging Markets Fixed Income Fund	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	792,043
DoubleLine Low Duration Bond Fund	1,019,871
DoubleLine Floating Rate Fund	—

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences primarily relate to differences in the treatment of paydown losses, accretion of discount on certain debt instruments and foreign currency gains (losses). For the period ended March 31, 2013, the following table shows the reclassifications made:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
DoubleLine Total Return Bond Fund	$538,163,324	$(538,163,324)	$—
DoubleLine Core Fixed Income Fund	19,810,349	(19,810,349)	—

Semi-Annual Report	September 30, 2013	69

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2013

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
DoubleLine Emerging Markets Fixed Income Fund	$—	$—	$—
DoubleLine Multi-Asset Growth Fund (Consolidated)	936,602	(1,010,008)	73,406
DoubleLine Low Duration Bond Fund	1,458,191	(1,458,191)	—
DoubleLine Floating Rate Fund	8,435	—	(8,435)

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund		DoubleLine Emerging Markets Fixed Income Fund
	Class I		Class I		Class I
	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold	597,690,205	$6,677,486,025	34,577,040	$385,262,653	10,971,646	$117,545,371
Reinvested Dividends	40,743,418	451,526,568	2,145,034	23,558,024	682,535	7,143,694
Shares Redeemed	(818,869,993)	(9,070,064,875)	(63,627,889)	(701,681,540)	(26,009,034)	(271,986,981)
	(180,436,370)	$(1,941,052,282)	(26,905,815)	$(292,860,863)	(14,354,853)	$(147,297,916)
Beginning Shares	2,680,820,882		161,981,131		56,277,717
Ending Shares	2,500,384,512		135,075,316		41,922,864

	Class N		Class N		Class N
	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold	159,568,057	$1,780,771,063	12,324,334	$136,955,908	6,621,117	$70,643,059
Reinvested Dividends	14,397,835	159,508,830	865,078	9,510,432	181,029	1,894,410
Shares Redeemed	(302,702,649)	(3,340,979,010)	(37,935,736)	(415,349,171)	(8,303,079)	(87,995,735)
	(128,736,757)	$(1,400,699,117)	(24,746,324)	$(268,882,831)	(1,500,933)	$(15,458,266)
Beginning Shares	833,011,610		64,861,459		15,214,952
Ending Shares	704,274,853		40,115,135		13,714,019

	DoubleLine Multi-Asset Growth Fund (Consolidated)		DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Class I		Class I		Class I
	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold	2,640,428	$26,403,136	41,074,910	$417,800,777	19,322,812	$195,468,133
Reinvested Dividends	51,035	504,431	279,549	2,842,043	29,648	299,732
Shares Redeemed	(4,823,583)	(47,881,663)*	(26,498,809)	(269,791,047)	(821,347)	(8,290,894)^
	(2,132,120)	$(20,974,096)	14,855,650	$150,851,773	18,531,113	$187,476,971
Beginning Shares	10,549,551		36,808,536		6,291,546
Ending Shares	8,417,431		51,664,186		24,822,659

	Class A		Class N		Class N
	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold	3,186,989	$31,701,979	65,498,074	$663,998,721	11,584,606	$117,461,187
Reinvested Dividends	20,218	199,481	172,194	1,748,569	21,736	220,154
Shares Redeemed	(6,064,532)	(60,217,045)*	(11,515,098)	(117,161,150)	(518,023)	(5,253,047)^
	(2,857,325)	$(28,315,585)	54,155,170	$548,586,140	11,088,319	$112,428,294
Beginning Shares	16,059,082		23,299,703		1,000
Ending Shares	13,201,757		77,454,873		11,089,319

*	Net of redemption fees of $9,051 and $6,709 for Class I and A, respectively

^	Net of redemption fees of $35,512 and $7,367 for Class I and N, respectively

8.  Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each

70	DoubleLine Funds Trust

(Unaudited) September 30, 2013

categorized by type of derivative contract, are included in the following tables. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations may serve as indicators of the volume of financial derivative activity for the Funds for the period covered by this report.

Futures Contracts  The Funds may use futures contracts for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Options Contracts  The Funds may purchase or sell put and call options. When a Fund purchases an option it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. When a Fund writes or sells an option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

The activity in written options during the period ended September 30, 2013, is as follows:

DoubleLine Multi-Asset Growth Fund (Consolidated)	Number of Contracts	Premium Amount
Outstanding, Beginning of Period	4,005	$294,684
Options Written	2,920	45,676
Options Expired	(4,570)	(306,536)
Options Exercised	(1,841)	(21,729)
Options Closed	(509)	(7,112)
Outstanding, End of Period	5	$4,983

Credit Default Swap Agreements  Credit default swap agreements often involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is settled based on that name’s weight in the index.

Credit Default Swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty.

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Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2013

Total Return Swap Agreements  The Funds may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. Payments received or made at the termination of the swap are recorded as realized gain or loss on the Statement of Operations.

The Funds’ derivative instrument holdings are summarized in the following tables.

The effect of derivative instruments on the Statements of Assets and Liabilities for the period ended September 30, 2013 is as follows:

Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Unrealized Appreciation (Depreciation)
DoubleLine Multi-Asset Growth Fund (Consolidated)	Purchased Options
	Equity	Net Unrealized Appreciation (Depreciation) on Unaffilated Securities	$(560,929)

	Written Options
	Commodity	Net Unrealized Appreciation (Depreciation) on Written Options	$4,933

	Futures contracts
	Commodity		$53,576
	Exchange Rate		(76,620)
	Index		107,672
	Treasury Bond		25,110
		Net Unrealized Appreciation (Depreciation) on Futures	$109,738

	Swap contracts
	Total Return	Net Unrealized Appreciation (Depreciation) on Swaps	$(26,771)

The effect of derivative instruments on the Statements of Operations for the period ended September 30, 2013 is as follows:

Fund	Derivatives not accounted for as hedging instruments	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
DoubleLine Multi-Asset Growth Fund (Consolidated)	Purchased Options
	Equity	Net Realized and Unrealized Gain (Loss) on Unaffiliated Securities	$2,366,607	$2,107,893

	Written Options
	Commodity		$—	$50
	Index		290,369	(229,701)
		Net Realized and Unrealized Gain (Loss) on Written Options	$290,369	$(229,651)

	Futures contracts
	Commodity		$(5,821,351)	$2,505,114
	Exchange Rate		(108,023)	180,023
	Index		6,255,066	(1,141,983)
	Treasury Bond		—	25,110
		Net Realized and Unrealized Gain (Loss) on Futures	$325,692	$1,568,264

	Swap contracts
	Credit Default		$(44,810)	$266,719
	Total Return		—	(26,771)
		Net Realized and Unrealized Gain (Loss) on Swaps	$(44,810)	$239,948

72	DoubleLine Funds Trust

(Unaudited) September 30, 2013

9.  Bank Loans

The DoubleLine Floating Rate Fund may invest in floating rate loans (“bank loans”), which are typically debt obligations with interest rates that adjust or “float” periodically, often on a daily, monthly, quarterly, or semiannual basis by reference to a base lending rate (such as LIBOR) plus a premium. Certain floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock and other debt instruments) in the event of bankruptcy. Other floating rate loans may be unsecured obligations of the borrower. A floating rate loan may be structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Such floating rate loans may be acquired through the agent or from the borrower, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan. Coupon rates are floating, not fixed, and are tied to a benchmark lending rate. The Fund records an investment when the borrower withdraws money and records the interest as it is earned. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

10.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust, along with another affiliated trust, an uncommitted, $450,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each Fund are limited to one-third of the total assets (including the amount borrowed) of the respective Fund. Fifty percent of the credit facility is available to all of the Funds, as well as the funds in the affiliated trust, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the Funds and the funds in the affiliated trust in accordance with procedures adopted by the Board of Trustees. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% (weighted average rate of 2.75% for the period ended September 30, 2013).

As of September 30, 2013, the Funds’ credit facility activity is as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense
DoubleLine Core Fixed Income Fund	$1,935,500	$3,779,000	$296
DoubleLine Emerging Markets Fixed Income Fund	5,737,443	21,775,000	34,856
DoubleLine Low Duration Bond Fund	81,000	81,000	6

The DoubleLine Floating Rate Fund had a committed credit facility available to it in the amount of $15,000,000. The Fund did not have any activity in this credit facility during the period ended September 30, 2013.

11.  Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser may choose to invest a portion of a Fund’s assets in investment companies sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others.

•	asset allocation risk: the risk that a Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes and underlying funds and that such allocation will focus on asset classes, underlying funds, or investments that perform poorly or underperform other asset classes, underlying funds, or available investments.

•	asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	commodities risk: the risk that the value of a Fund’s shares may be affected by changes in the values of one or more commodities, which may be extremely volatile and difficult to value, risk of possible illiquidity, and the risks and costs associated with delivery, storage, and maintenance of precious metals or minerals or other commodity-related investments.

•	confidential information access risk: the risk that the intentional or unintentional receipt of material, non-public information by the Adviser could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•	counterparty risk: the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests.

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Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2013

•	debt securities risk:

°	credit risk: the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.

°	extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result.

°	interest rate risk: the risk that debt securities will decline in value because of increases in interest rates. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration.

•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•	emerging market country risk: the risk that investing in emerging markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems than in many more developed countries.

•	equity issuer risk: the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•	exchange-traded note risk: the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes are subject to credit risk generally to the same extent as debt securities.

•	financial services risk: the risk that an investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or economic conditions that may negatively affect financial service businesses; (ii) exposure of a financial institution to non-diversified or concentrated loan portfolios; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments denominated in foreign currencies.

•	foreign investing risk: the risk that a Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. In addition, when a Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate or restrict foreign exchange transactions.

•	inflation-indexed bond risk: the risk that such bonds will change in value in response to changes in actual or anticipated changes in inflation rates, in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risk.

•	investment company and exchange traded fund risk: the risk that an investment company, including any exchange-traded fund (“ETF”), in which a Fund invests will not achieve its investment objective or execute its investment strategies effectively or that large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses.

•	junk bond risk: the risk that these bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	large shareholder risk: the risk that certain account holders, including funds or accounts over which the Adviser has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when it would not otherwise do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•	leveraging risk: the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•	limited operating history risk: the risk that a newly formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

74	DoubleLine Funds Trust

(Unaudited) September 30, 2013

•	liquidity risk: the risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•	loan risk: includes, among other risks, the risk that (i) if a Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) it is possible that any collateral securing a loan may be insufficient or unavailable to a Fund; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) if a borrower fails to comply with various restrictive covenants that are typically in loan agreements, the borrower may default in payment of the loan; (vi) transactions in loans may settle on a delayed basis; and (vii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in a Fund.

•	market capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•	market risk: the risk that the overall market will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments.

•	mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	non-diversification risk: the risk that, because a relatively higher percentage of a Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a more diversified fund. A decline in the market value of one of a Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by a Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	preferred securities risk: the risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity.

•	price volatility risk: the risk that the value of a Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•	real estate risk: the risk that real estate related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions.

•	reliance on the adviser: the risk associated with each Fund’s ability to achieve its investment objective being dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of a Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers does not guarantee future results for the Fund.

•	securities or sector selection risk: the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment.

•	short sales risk: the risk that a security a Fund has sold short increases in value.

•

tax risk:  in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), a Fund must meet requirements regarding, among other things, the source of its income. It is possible that certain of a Fund’s investments in commodity-linked derivatives, ETFs and other investment pools will not give rise to “qualifying income” for this purpose. Any income a Fund derives from investments in

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Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2013

instruments that do not generate “qualifying income” must be limited to a maximum of 10% of the Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•	U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so involve credit risk greater than investments in other types of U.S. Government securities.

12.  Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of September 30, 2013, the Multi-Asset Growth Fund (Consolidated) held the following derivative instruments that were subject to offsetting on the Statement of Assets and Liabilities:

Assets:

	Gross Amounts of Recognized Assets	Gross amounts offset in the Statement of Assets and Liabilities	Net amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities
Description				Financial Instruments	Cash Collateral Received	Net Amount
Futures Contracts	$94,410	$94,410	$—	$—	$—	$—
Swap Contracts	50,123	50,123	—	—	—	—
	$144,533	$144,533	$—	$—	$—	$—

Liabilities:

	Gross Amounts of Recognized Liabilities	Gross amounts offset in the Statement of Assets and Liabilities	Net amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities
Description				Financial Instruments	Cash Collateral Pledged	Net Amount
Written Options	$50	$—	$50	$—	$50	$—
Futures Contracts	271,898	94,410	177,488	—	177,488	—
Swap Contracts	76,894	50,123	26,771	—	26,771	—
	$348,842	$144,533	$204,309	$—	$204,309	$—

13.  Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

76	DoubleLine Funds Trust

Shareholder Expenses	(Unaudited)

Example

As a shareholder of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund (Consolidated), DoubleLine Low Duration Bond Fund and DoubleLine Floating Rate Fund (each a “Fund” and collectively the “Funds”), you incur two basic types of costs: (1) transaction costs , including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period covered by this report.

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 90 days in the DoubleLine Multi-Asset Growth Fund and the DoubleLine Floating Rate Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 9/30/13[1]	Expenses Paid During Period*[1]	Ending Account Value 9/30/13[1]	Expenses Paid During Period*[1]
DoubleLine Total Return Bond Fund	Class I	0.47%	$1,000	$990	$2.35	$1,023	$2.38
	Class N	0.72%	$1,000	$989	$3.59	$1,021	$3.65
DoubleLine Core Fixed Income Fund	Class I	0.48%	$1,000	$977	$2.38	$1,023	$2.43
	Class N	0.73%	$1,000	$976	$3.62	$1,021	$3.70
DoubleLine Emerging Markets Fixed Income Fund	Class I	0.91%	$1,000	$947	$4.44	$1,021	$4.61
	Class N	1.16%	$1,000	$946	$5.66	$1,019	$5.87
DoubleLine Multi-Asset Growth Fund (Consolidated)	Class I	1.12%	$1,000	$1,002	$5.62	$1,019	$5.67
	Class A	1.38%	$1,000	$1,001	$6.92	$1,018	$6.98
DoubleLine Low Duration Bond Fund	Class I	0.47%	$1,000	$1,004	$2.36	$1,023	$2.38
	Class N	0.72%	$1,000	$1,003	$3.61	$1,021	$3.65
DoubleLine Floating Rate Bond Fund	Class I	0.70%	$1,000	$1,010	$3.53	$1,022	$3.55
	Class N	0.93%	$1,000	$1,011	$4.69	$1,020	$4.71

* The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the most recent twelve month period.

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

Semi-Annual Report	September 30, 2013	77

Federal Tax Information	(Unaudited)

For the fiscal year ended March 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income is as follows:

Qualified Dividend Income
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	0.93%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	n/a

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2013 is as follows:

Dividends Received Deduction
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	0.90%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	n/a

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for each Fund were as follows:

DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	10.39%
DoubleLine Emerging Markets Fixed Income Fund	28.58%
DoubleLine Multi-Asset Growth Fund (Consolidated)	0.00%
DoubleLine Low Duration Bond Fund	1.82%
DoubleLine Floating Rate Fund	n/a

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

78	DoubleLine Funds Trust

Information About Proxy Voting	(Unaudited)

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s web site at http://www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Trust’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Semi-Annual Report	September 30, 2013	79

Privacy Notice	(Unaudited)

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11(877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

80	DoubleLine Funds Trust

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	info@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund

Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center

Drive, Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)              DoubleLine Funds Trust

By (Signature and Title)            /s/ Ronald R. Redell

                                                   Ronald R. Redell, President

Date                                           12/3/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)            /s/ Ronald R. Redell

                                                   Ronald R. Redell, President

Date                                           12/3/13

By (Signature and Title)            /s/ Susan Nichols

                                                   Susan Nichols, Treasurer and

                                                   Principal Financial and Accounting Officer

Date                                           11/26/13